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Exhibit 99.h(6)

                                AGENCY AGREEMENT

     THIS AGREEMENT made as of the close of business on the 15th day of January, 2003, by and between SCUDDER INVESTMENTS SERVICE COMPANY, a corporation existing under the laws of the State of Delaware, having a place of business at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 (the "Fund Transfer Agent "), and DST SYSTEMS, INC., a corporation existing under the laws of the State of Delaware, having its principal place of business at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105 ("DST"):

                                   WITNESSETH:

     WHEREAS, the Fund Transfer Agent serves as a transfer agent or a sub-transfer agent, sub-dividend disbursing agent and sub-shareholder servicing agent to and on behalf of the investment companies, funds or trusts advised or sponsored by the Fund Transfer Agent's Affiliate or Affiliates (as such term is defined in the Mutual Fund Remote Service Agreement, made as of December 18, 2002, by and between Deutsche Investment Management Americas Inc. and DST (the "Remote Service Agreement")) and, in some instances, as a recordkeeper for omnibus accounts which contain the securityholder detail with respect to the ownership by retirement plans of shares of unaffiliated investment companies, all of which entities' securityholder records are maintained, and which entities' transactions are effectuated and accounted for, on DST's TA2000 or TRAC Systems (individually, the "Fund" or collectively, the "Funds"), a current listing of which Funds is set forth on Appendix I to this Agreement, as amended from time to time by mutual agreement;

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     WHEREAS, on the terms and conditions set forth in this Agreement, (i) the
Fund Transfer Agent, with the consent of each Fund, desires to appoint DST as its agent for the limited purposes described herein and to engage DST to provide the services described herein and (ii) DST desires to accept such appointment and such engagement as a "Sub-Transfer Agent" and "Sub-Dividend Disbursing Agent" to the Fund Transfer Agent;

     WHEREAS, the Fund Transfer Agent and DST are entering into an asset transfer agreement, sublease and certain other related agreements simultaneously with entering into this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   Scope of Appointment.

     A. Subject to the terms and conditions set forth in this Agreement, the Fund Transfer Agent hereby engages and appoints DST as its Sub-Transfer Agent and Sub-Dividend Disbursing Agent to provide the services described in this Agreement.

     B. DST hereby accepts such appointment and agrees that it will act as Sub-Transfer Agent and Sub-Dividend Disbursing Agent on behalf of the Fund Transfer Agent. DST agrees that it will also act as agent on behalf of the Fund Transfer Agent in connection with the Fund's periodic withdrawal payment accounts and other open accounts or similar plans for securityholders, if any, and any other services to which the parties mutually agree in a writing signed by a Vice President or more senior officer of the parties.

     C. The Fund Transfer Agent agrees to deliver all of its securityholder account records to DST in Kansas City, Missouri contemporaneously with the execution hereof, or, with respect to records not usually needed in the normal course of business but for which DST

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reasonably deems necessary to perform its services under this Agreement, to arrange for reasonable access to such records by DST.

     D. DST, utilizing TA2000(TM) and the STS System, DST's computerized data processing systems for securityholder accounting (together, the "TA2000" or "the TA2000 System"), will, as Sub-Transfer Agent and Sub-Dividend Disbursing Agent for the Fund Transfer Agent, and as agent of the Fund Transfer Agent for securityholder accounts of each Fund, perform in an accurate and timely manner those services set forth in Exhibit A, as amended from time to time as mutually agreed to by the parties, which is attached hereto and hereby incorporated in this Agreement as if fully set forth. Exhibit A reflects the services currently provided by Fund Transfer Agent. DST agrees to provide these same services in the future; however, the manner in which these services are delivered, and the systems utilized to provide these services, shall be at DST's sole discretion. It is acknowledged by Fund Transfer Agent that, in order to perform all of the services set forth in Exhibit A, DST shall require access to and the ability to use certain software applications previously utilized by Fund Transfer Agent to provide the services set forth on Exhibit A and that Fund Transfer Agent was unable to transfer such software applications to DST under the Asset Purchase Agreement dated as of January 15, 2003 between Fund Transfer Agent and DST (the "Asset Purchase Agreement"). Accordingly, Fund Transfer Agent shall provide, for so long as this Agreement is in effect, and DST requires access to such software applications to provide the services set forth in Exhibit A, all necessary access to the software applications (and the data contained therein), and to any network which must be accessed to utilize such software applications, as are enumerated in Exhibit G (the "FTA Software Applications"). In addition, for so long as this Agreement is in effect and DST requires access to the Fund Transfer Agent's intranet network to provide services

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under this Agreement, the Fund Transfer Agent agrees to provide access to such intranet network on the terms and conditions described in Exhibit G, but only until such time as the parties find a mutually agreeable alternative to such access.

     E. At the request of the an Authorized Person, DST shall use reasonable efforts to provide the services set forth in Exhibit A in connection with transactions (i) on behalf of retirement plans and participants in retirement plans and transactions ordered by brokers as part of a "no transaction fee" program ("NTF"), the processing of which transactions require DST to use methods and procedures other than those usually employed by DST to perform securityholder servicing agent services; (ii) involving the provision of information to DST after the commencement of the nightly processing cycle of the TA2000 System; or (iii) which require more manual intervention by DST, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan, non-NTF and pre-nightly transactions (collectively, the "Exception Services").

     F. DST shall use reasonable efforts to provide, reasonably promptly under the circumstances, the same services described in this Agreement to the Fund Transfer Agent with respect to any new, additional functions or features or any changes or improvements to existing functions or features as provided for in a Fund's instructions, prospectus or application as amended from time to time, provided that (i) DST is advised in advance by the Fund Transfer Agent of any changes therein and (ii) the TA2000 System and the mode of operations utilized by DST as then constituted supports such additional functions and features. If any addition to, improvement of or change in the features and functions currently provided by the TA2000 System or the operations as requested by the Fund Transfer Agent requires an enhancement or modification to the TA2000 System or to DST's operations as presently conducted, DST shall

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not be liable therefor until such modification or enhancement is installed on the TA2000 System or new mode of operation is instituted. If any new, additional function or feature or change or improvement to existing functions or features or new service or mode of operation measurably increases DST's cost of performing the services required hereunder at the current level of service, DST shall advise the Fund Transfer Agent of the amount of such increase and if the Fund Transfer Agent elects to utilize such function, feature or service, DST shall be entitled to increase its fees by the amount of the increase in costs. In no event shall DST be responsible for or liable to provide any additional function, feature, improvement or change in method of operation until it has consented thereto in writing.

     G. The Fund Transfer Agent shall add new series of the Funds or new investment companies, funds or trusts to the TA2000 System in accordance with
Section 3.05 of the Remote Service Agreement. Rates or charges for additional series or Funds shall be as set forth in Exhibit B for the remainder of the contract term except as such series use functions, features or characteristics for which DST has imposed an additional charge as part of its standard pricing schedule. In the latter event, rates and charges shall be in accordance with DST's then-standard pricing schedule.

2.   Documents to be Filed with Appointment.

     In connection with the appointment of DST as the Sub-Transfer Agent and Sub-Dividend Disbursing Agent for the Fund Transfer Agent, the Fund Transfer Agent either will provide the documents below to DST at or prior to the execution of this Agreement or will make such documents available to DST promptly after DST's reasonable request therefor (as indicated):

     A. A certified copy of the resolutions of the Board of Directors or Trustees, as appropriate, of each Fund and the Fund Transfer Agent (i) approving the appointment of or appointing, as appropriate, DST as Sub-Transfer Agent and Sub-Dividend Disbursing Agent, and

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(ii) designating certain persons to sign stock certificates, if any, and to give written instructions and requests on behalf of each Fund (to be provided to DST when this Agreement is executed);

     B. A certified copy of the Articles of Incorporation or Declaration of Trust, as appropriate, of each Fund and all amendments thereto (one typical copy of a Fund's Articles of Incorporation to be provided to DST when this Agreement is executed);

     C. A certified copy of the Bylaws of each Fund (one typical copy of a Fund's Bylaws to be provided to DST when this Agreement is executed);

     D. Copies of Registration Statements and amendments thereto of each Fund, filed with the Securities and Exchange Commission (to be provided to DST promptly after reasonable request);

     E. Specimens of all forms of outstanding stock certificates, in the forms approved by the Board of Directors/Trustees of each Fund, with a certificate of the Secretary of each Fund, as to such approval (to be provided to DST when this Agreement is executed);

     F. Specimens of the signatures of the officers of each Fund or the Fund Transfer Agent, as appropriate, authorized to sign stock certificates and of those individuals authorized to sign written instructions and requests (to be provided to DST when this Agreement is executed);

     G. On or before the twentieth (20th) day of January, 2003, a copy of (1) the Control Book for each Fund setting forth, as of the date of execution of this Agreement, the number of shares of each Fund currently authorized to be issued and the number of shares actually issued, (2) all reports setting forth, as of the close of business on the fifteenth of January, 2003, any out of balance condition(s) or record difference(s) existing in each Fund or in or among any Funds various elements of the master securityholder files, and (3) all stops existing in each Fund as of

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the date of execution of this Agreement, the reason therefore and any back up supporting such stops.

     H. With respect to the omnibus accounts referenced in the first WHEREAS clause of this Agreement, which accounts are invested in unaffiliated investment companies listed in Appendix I, DST acknowledges that Fund Transfer Agent shall not be obligated hereunder to maintain and produce records relating to such unaffiliated investment companies, but merely the equivalent records with respect to such omnibus accounts,

3.   Certain Representations, Warranties and Covenants of DST.

     DST represents, warrants and covenants to the Fund Transfer Agent that:

     A. It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

     B. It is duly qualified to carry on its business in the State of Missouri and each other jurisdiction where it carries on its business.

     C. It is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform the services contemplated in this Agreement.

     D. It is and will continue to be registered as a transfer agent to the extent required under the 1934 Act.

     E. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     F. It has and will continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; it carries and will continue to carry general liability, errors and omissions, fidelity bond and other policies of insurance that are reasonable and customary for a transfer and dividend disbursing agent in the light of its duties hereunder.

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4.   Certain Representations, Warranties and Covenants of the Fund Transfer
     Agent.

     The Fund Transfer Agent represents, warrants and covenants to DST that:

     A. It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

     B. Each Fund is an investment company registered under the 1940 Act or is exempt from registration under 1940 Act.

     C. A registration statement under the Securities Act of 1933, as amended (the "1933 Act") has been filed and will be effective with respect to all shares of each Fund being offered for sale.

     D. All requisite steps have been and will continue to be taken by each Fund from time to time when and as necessary to register such Fund's shares for sale in all states in which such Fund's shares shall at such time be offered for sale and require registration.

     E. It is and will continue to be registered as a transfer agent to the extent required under the 1934 Act.

     F. It is empowered under applicable laws and by its charter and Bylaws to enter into and perform this Agreement.

     G. It has in its possession all records referenced in Section 2 of this Agreement which are not provided to DST upon execution of this Agreement.

     H. Each Fund is a business trust or corporation duly organized and existing and in good standing under the laws of its state of organization/formation, that all outstanding shares of stock of each Fund covered by this appointment are, and all unissued shares will be, when issued, validly issued, fully paid and non-assessable, under the 1933 Act, and any other applicable federal or state statute.

5.   Limit of Authority.

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     Unless otherwise expressly limited by the resolution of appointment or by subsequent action by a Fund, the appointment of DST as Sub-Transfer Agent and Sub-Dividend Disbursing Agent will be construed to cover the full amount of authorized stock of the class or classes for each Fund for which the Fund Transfer Agent is appointed as such stock will, from time to time, be constituted, and any subsequent increases in such authorized amount.

     In case of such increase the Fund Transfer Agent will file with DST:

     A. If the appointment of DST was theretofore expressly limited, a certified copy of a resolution of the Board of Directors of the Fund Transfer Agent increasing the authority of DST;

     B. A certified copy of the amendment to the Articles of Incorporation or Declaration of Trust, as appropriate, of the Fund authorizing the increase of stock;

     C. A certified copy of the order or consent of each governmental or regulatory authority required by law to consent to the issuance of the increased stock, and an opinion of counsel that the order or consent of no other governmental or regulatory authority is required; and

     D. Opinion of counsel for the Fund or the Fund Transfer Agent stating:

          (1) The status of the additional shares of stock of the Fund under the 1993 Act and any other applicable federal or state statute; and

          (2) That the additional shares are, or when issued will be, validly issued, fully paid and non-assessable.

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6.   Compensation and Expenses.

     A. In consideration for its services pursuant to this Agreement, the Fund Transfer Agent will pay to DST monthly a reasonable compensation for all services rendered as an agent (the "Compensation"); provided, however, that during years 2 through 5 of this Agreement DST will provide to the Fund Transfer Agent a monthly credit against the Invoice, as hereinafter defined, for the previous month (the "DST Payment Amount"). The Compensation and the DST Payment Amount are set forth in Exhibit B.

     B. The Fund Transfer Agent also agrees promptly to reimburse DST for all reasonable out-of-pocket expenses described on Exhibit C hereto that are incurred in the provision of services pursuant to this Agreement (the "Reimbursable Expenses"). The Fund Transfer Agent agrees to pay postage expenses at least one day in advance if so requested. In addition, any other reasonable out-of-pocket expenses incurred by DST to provide services not contemplated by this Agreement at the written request of the Fund Transfer Agent will be promptly reimbursed by the Fund Transfer Agent.

     C. The Compensation, Reimbursable Expenses and any other amounts owed to DST under this Agreement shall be paid on or before the thirtieth (30th) day after receipt of a statement therefor (an "Invoice") by the Fund Transfer Agent (the "Due Date"). The Invoice shall (i) identify the amount of all Compensation owed under this Agreement for services provided during the prior month, (ii) identify the amount of any DST Payment owed to the Fund Transfer Agent during the period covered by the Invoice, the basis for calculating such amount, and reflect a credit for such DST Payment, (iii) be itemized for Reimbursable Expenses and (iv) be accompanied by such supporting material as shall be reasonably required for substantiation of the foregoing. The Fund Transfer Agent is aware that its failure to pay all amounts in a timely fashion so that they will be received by DST on or before the Due Date will give rise to costs to

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DST not contemplated by this Agreement, including but not limited to carrying, processing and accounting charges. Accordingly, subject to Section 6.D. hereof, in the event that any amounts due hereunder are not received by DST by the Due Date, the Fund Transfer Agent shall pay a late charge equal to the lesser of the maximum amount permitted by applicable law or the product of one and one-half percent (1.5%) per month times the amount overdue times the number of months from the Due Date up to and including the day on which payment is received by DST. The parties hereby agree that such late charge represents a fair and reasonable computation of the costs incurred by reason of late payment or payment of amounts not properly due. Acceptance of such late charge shall in no event constitute a waiver of the Fund Transfer Agent's or DST's default or prevent the non-defaulting party from exercising any other rights and remedies available to it.

     D. In the event that the Fund Transfer Agent disputes any charges reflected in the Invoice, the Fund Transfer Agent shall pay all undisputed amounts or portions thereof and notify DST in writing on or before the Due Date of any amounts, or portions thereof, in the Invoice that the Fund Transfer Agent is disputing in good faith. If the parties thereafter agree on the amount to be paid, the Fund Transfer Agent shall pay such disputed amount within thirty (30) days after the day on which the parties reach an agreement on such amount (a "Revised Due Date"). In the event that the parties fail to agree on any question of prices or fees hereunder, the disputed question shall be resolved by arbitration pursuant to the then current Commercial Rules of the American Arbitration Association. If the arbitrators issue a decision that the Fund Transfer Agent owes any amounts to DST for disputed charges, the Fund Transfer Agent shall pay such disputed charges within thirty (30) days after the arbitrators' decision is given to the parties (a

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"Revised Due Date"). Late charges shall not begin to accrue as to charges disputed in good faith until the first business day after a Revised Due Date.

     E. The fees and charges set forth on Exhibit B shall increase or may be increased as follows:

          (1) On the first day of each new term, in accordance with the "Fee Increases" provision in Exhibit B;

          (2) DST may increase the fees and charges set forth on Exhibit B upon at least ninety (90) days prior written notice if changes in existing laws, rules or regulations materially increase DST's cost of performance hereunder;

          (3) DST may charge for additional features of TA2000 used by the Fund Transfer Agent which features are not consistent with the Fund Transfer Agent's current processing requirements;

          (4) In the event DST, at the Fund Transfer Agent's request or direction, performs Exception Services, which Exception Services are not included among the Services set forth in Exhibit A, DST shall be entitled to increase the fees and charges for such Exception Services from those set forth on Exhibit B to the extent such Exception Services increase DST's cost of performance; and

          (5) If the number of billable open securityholder accounts in the Funds for which DST is providing services under this Agreement decreases by ten percent (10%) or more from the number of such securityholder accounts DST serviced on the TA2000 System on December 31, 2002, the Fund

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               Transfer Agent, at DST's request, hereby agrees to renegotiate in good faith the fees and charges set forth on Exhibit B.

     If DST notifies the Fund Transfer Agent of an increase in fees or charges pursuant to subparagraph (2) of this Section 6.E., the parties shall confer, diligently and in good faith and agree upon a new fee to cover the amount necessary, but not more than such amount, to reimburse DST for the Fund Transfer Agent's aliquot portion of the cost of developing the new software to comply with regulatory charges and for the increased cost of operating the enhanced TA2000 system.

     If DST notifies the Fund Transfer Agent of an increase in fees or charges under subparagraphs (3) or (4) of this Section 6.E., the parties shall confer, diligently and in good faith, and agree upon new or increased fees to cover such new Fund Transfer Agent feature or the performance of Exception Services.

7.   Operation of DST System.

     A. In connection with the performance of its services under this Agreement, DST is responsible for items such as the following:

          (1) That entries made by DST in the DST's records maintained on behalf of Fund Transfer Agent, and in the Fund Transfer Agent's records on the TA2000 System, accurately reflect the orders, instructions, and other information received by DST from the Fund Transfer Agent, the individuals who make up the relationship management team (which individuals are listed on Exhibit E), persons entering trades and instructions from the Funds at the Fund Transfer Agent's phone centers, persons DST reasonably believes to be authorized to speak for the Fund's Affiliated distributors, principal underwriters, investment advisers,

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               sponsors, administrators, custodians, Affiliates of a Fund (each, an "Authorized Person") and the record owners of securityholder accounts and persons who reasonably appear to be their authorized representatives;

          (2) That securityholder lists, securityholder account verifications, confirmations and other securityholder account information to be produced from its records or data be available and accurately reflect the data in the Fund Transfer Agent's records on the TA2000 System;

          (3) Creating, in an accurate and timely manner, computer tapes to enable the Fund's print and mail agents for dividend and distribution checks in accordance with instructions received from the Fund Transfer Agent and the data in the Fund Transfer Agent's records on the TA2000 System; and

          (4) That redemption transactions and payments be effected timely, under normal circumstances on the day of receipt, and accurately in accordance with (i) redemption instructions received by DST from Authorized Persons, broker-dealers or the record owners of securityholder accounts and their authorized representatives and
               (ii) the data in the Fund Transfer Agent's records on the TA2000 System.

     B. DST shall provide the services described in this Agreement (including, but not limited to, requiring proper forms of instructions, signatures and signature guarantees and any necessary documents supporting the opening of securityholder accounts, transfers, redemptions and other securityholder account transactions) in conformance with the Fund Transfer Agent's present policies and procedures which are those set forth in Exhibit D. DST, the Fund Transfer Agent, or the Funds' Boards of Directors may propose changes to such policies and procedures

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(including the establishment of new policies and procedures) at any time;
provided, however, that no such change will become effective without the consent of both DST and the Fund Transfer Agent (which consent shall be memorialized by each party in a writing (including by facsimile or electronic mail)). DST and the Fund Transfer Agent (i) shall cooperate in good faith to change the foregoing policies and procedures as necessary to take advantage of efficiencies and improvements in technology and in accordance with industry practice, (ii) shall otherwise consider in good faith any proposed changes to the policies and procedures, and (iii) shall not unreasonably withhold consent to reasonable changes requested by the other party. When any new statement of policies and procedures has been consented to, it shall be set forth in Exhibit D hereto; and when any modification of any statement of policies and procedures has been consented to, Exhibit D shall be amended accordingly. The policies and procedures set forth in Exhibit D, as amended from time to time in accordance with this Section, shall hereinafter be referred to as the "Procedures." To the extent that proposed new Procedures or modifications thereof materially increase DST's costs hereunder, DST may so notify the Fund Transfer Agent and the fees for the affected services shall be increased by reasonable amounts to be agreed upon by the parties prior to the implementation of such changes. DST shall provide the services hereunder in accordance with the Procedures or with the authorized written instructions of the Fund Transfer Agent. If a transaction or question arises that is not covered by a Procedure or DST is in doubt as to the application of the Procedures to a particular fact pattern or situation, DST may apply to the Fund Transfer Agent for instructions, and if the Fund Transfer Agent does not reply to such application within a reasonable time period, DST may consult with legal counsel it has reasonably selected (at Fund Transfer Agent's own expense), which counsel shall have experience dealing with the matters covered in this Agreement, with respect to such

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transaction or question. DST may act, or not act, in reliance upon such instruction or upon the opinion of such legal counsel and it will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such legal counsel.

     C. DST shall maintain a continuous record and shall provide to the Fund Transfer Agent an accurate monthly report, broken down by Fund, of all "as of" transactions, showing gains and losses for each transaction processed as of a date other than the usual date of receipt. DST shall deliver a copy of such report for each calendar month to the Fund Transfer Agent no later than the 15th day of the following calendar month. Each such monthly report shall show for each "as of" transaction whether the necessity for handling the transaction on an "as of" basis was caused by the actions or inactions of DST or caused by the actions or inactions of the Fund Transfer Agent or due to another specified cause. Gains and losses on all "as of" transactions and on "as of" transactions caused by DST shall be aggregated for each Fund and the result shown. DST shall accept responsibility for losses on "as of" transactions caused by DST to the extent required by applicable law and in accordance with the Fund Transfer Agent's As-of Transactions Correction Policy set forth in Exhibit D hereto, as such may be modified by the Fund Transfer Agent from time to time in accordance with Section 7.B hereof.

     D. DST shall maintain adequate records relating to the services to be performed hereunder, as required by applicable law (particularly those records required to be maintained pursuant to subparagraph (2)(iv) of paragraph (b) of Rule 31a-1 under the 1940 Act, if any, and pursuant to Rule 17Ad-10(e) under the 1934 Act) and the Procedures, and consistent with good industry practice. Such records shall be preserved and maintained and shall be made available to or surrendered to the Fund Transfer Agent on request and to each Fund in accordance with the provisions of the 1940 Act and in accordance with the requirements of other applicable laws and

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rules. Costs incurred by DST in making available or surrendering such Records to be reimbursed by the Fund Transfer Agent. Records surrendered hereunder shall be in machine readable form in a format consistent with good industry practice. Specifically, records of all applications and orders shall be maintained through imaging and records of checks shall be maintained through use of a scanning process, although the parties acknowledge that records of checks may be maintained through imaging at a future time. This provision shall survive termination of this Agreement except that any records to be provided by DST to Fund Transfer Agent after termination will be provided at the Fund Transfer Agent's expense.

8.   Performance Standards

     A. Service Measurements; Service Level Requirements. At least three (3) service measurements shall be performed by National Quality Review ("NQR") each month with respect to the: (a) overall error rate ("Overall Quality"), (b) cycle time for financial transactions ("Financial Timeliness"), and (c) cycle time for non-financial transactions ("Non-Financial Timeliness") (all three collectively, the "Service Measurements"). Subsequently, such three (3) service measurements shall be performed each month, whether or not by NQR. DST shall maintain for each Service Measurement the level of service set forth in Exhibit F hereto (each, a "Service Level Requirement").

     B. Failure to Meet Service Level Requirements. If DST fails to meet a Service Level Requirement for any Service Measure for two consecutive quarterly periods (the "Consecutive Quarters"), DST must present the Fund Transfer Agent with a written plan addressing such failure (the "Plan") during the quarter immediately following the Consecutive Quarters (the "3rd Quarter"). Thereafter, the either scenario (1) or (2) will occur:

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          (1)  If DST presents the Fund Transfer Agent with a Plan in the 3rd
               Quarter which the Fund Transfer Agent accepts, DST shall implement the Plan. Thereafter, either scenario (a) or (b) will occur:

               (a) If DST meets the applicable Service Level Requirement or Requirements in the quarterly period following the 3rd Quarter (the "4th Quarter"), DST will not be required to present another Plan unless it again fails to meet any of the Service Level Requirements for Consecutive Quarters.

               (b) If DST does not meet the applicable Service Level Requirement or Requirements in the 4th Quarter, DST must submit a new Plan during the quarterly period immediately following the 4th Quarter. Thereafter, either scenario (1) or (2) will re-occur until DST meets the applicable Service Level Requirement or Requirements or is terminated pursuant to the following Subsection 2(b).

          (2) If DST does not present the Fund Transfer Agent with a Plan during the 3rd Quarter or DST and the Fund Transfer Agent, acting reasonably and in good faith, are unable to agree to a Plan in the 3rd Quarter, either of the following situations may occur:

               (a) If DST meets the applicable Service Level Requirement or Requirements by the end of the 4th Quarter, then DST would not be required to present a Plan to the Fund Transfer Agent unless it again fails to meet any of the Service Level Requirements for Consecutive Quarters.

               (b) If DST does not meet the applicable Service Level Requirement or Requirements by the end of the 4th Quarter, then DST must pay a One Million Dollar ($1,000,000) penalty (the "Penalty") to the Fund Transfer Agent. If during the quarterly period immediately

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                    following the 4th Quarter during which DST incurs a Penalty
                    (the "Post-Penalty Quarter") DST does not present the Fund Transfer Agent with a Plan or the Fund Transfer Agent, acting reasonably and in good faith, does not agree to the Plan presented, the Fund Transfer Agent may, in its sole and absolute discretion, provide DST with a notice of termination within the sixty (60) day period following the last day of the Post-Penalty Quarter. In such event, this Agreement shall terminate upon the date set forth in such notice.

     C. Reward (for Overall Quality only as measured pursuant to the NQR criteria set forth in Exhibit F):

          (1) If Overall Quality is NQR's Best in Class (or the equivalent performance to NQR's Best in Class if performance is no longer being measured by NQR) for a quarter for all three distribution channels (S, AARP and Intermediary), Fund Transfer Agent would pay fees for that quarter at 105% of the amounts set forth in Exhibit B.

          (2) If Overall Quality is NQR's Best in Class (or the equivalent performance to NQR's Best in Class if performance is no longer being measured by NQR) for a quarter for any one of the three distribution channels, Fund Transfer Agent would pay fees for that quarter at 105% of the amounts set forth in Exhibit B for accounts in that distribution channel only.

     D. Performance Reports. DST shall provide to the Fund Transfer Agent a monthly report grading the services provided hereunder. Such report shall be reasonably detailed and shall be generally similar to performance reports provided by DST to other users of its services.

DST shall deliver a copy of such report for each calendar month to the Fund Transfer Agent no later than the 15th day of the following calendar month.

     E. Annual Review. The parties shall review and discuss the Service Level Requirements established in this Section 8 annually and shall make such changes therein as they may agree to.

9.   Indemnification.

     A. In performing its obligations under this Agreement, DST shall at all times (i) comply with the Procedures; (ii) exercise reasonable care and due diligence under the circumstances and (iii) act in good faith in performing its duties under this Agreement. DST also shall provide its services as Sub-Transfer Agent in accordance with Section 17A of the 1934 Act, and the rules and regulations thereunder and the Procedures. In the absence of bad faith, willful misconduct, violations of applicable law pertaining to the manner in which transfer agency services are to be performed by DST (excluding any violations to the extent such violations arise directly or indirectly out of the actions or omissions to act of the Fund Transfer Agent or any other Authorized Person), reckless disregard of the performance of its duties, or negligence on its part, DST shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement.

     B. DST shall not be responsible for, and the Fund Transfer Agent shall indemnify and hold DST harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability which may be asserted against DST or for which DST may be held to be liable, arising out of or attributable to:

          (1) All actions of DST required to be taken by DST pursuant to this Agreement, provided that DST has acted in good faith, with due diligence and reasonable care, and without breach of any representation or warranty of DST hereunder;

          (2) The Fund Transfer Agent's refusal or failure to comply with the terms of this Agreement, the Fund Transfer Agent's negligence or willful misconduct, the breach of any representation or warranty of the Fund Transfer Agent hereunder, or the Fund Transfer Agent's failure to provide DST with the access and right to use the FTA Software Applications as necessary or any errors or omissions to the extent arising out of or resulting from an error in the data contained in such FTA Software Applications or the failure of such FTA Software Applications to perform correctly and in accordance with their documentation;

          (3) The good faith reliance on, or the carrying out of, any written or recorded oral instructions or requests of persons designated by the Fund Transfer Agent in writing (see Exhibit E) from time to time as authorized to give instructions on its behalf or representatives of an Authorized Person or DST's good faith reliance on, or use of, information, data, records and documents received from, or which have been prepared and/or maintained by a Fund or the Fund Transfer Agent;

          (4) Defaults by dealers or shareowners with respect to payment for share orders previously entered;

          (5) The offer or sale of a Fund's shares in violation of any requirement under federal securities laws or regulations or the securities laws or regulations of any state or in violation of any stop order or other determination or ruling by any federal agency or state with respect to the offer or sale of such shares in such state (unless such violation results from DST's failure to comply with written instructions of the Fund Transfer Agent or of any officer of the Fund Transfer Agent that no offers or sales be permitted to remain in the Fund Transfer Agent's securityholder records in or to residents of such state);

          (6) The Fund Transfer Agent's errors and mistakes in the use of the TA2000 System, the data center, computer and related equipment used to access the TA2000 System (the "DST Facilities"), and control procedures relating thereto in the verification of output and in the remote input of data;

          (7) Errors, inaccuracies, and omissions in, or errors, inaccuracies or omissions of DST arising out of or resulting from such errors, inaccuracies and omissions in, the Fund Transfer Agent's records, securityholder and other records delivered to DST hereunder by the Fund Transfer Agent other than errors in the Fund Transfer Agent's records that DST had previously delivered to the Fund Transfer Agent in connection with other agency agreements pursuant to which DST provided services to the Funds and for which errors DST was liable for under the terms of such previous agency agreements;

          (8) Actions or omissions to act by the Fund Transfer Agent or agents designated by the Fund Transfer Agent with respect to duties assumed thereby as provided for in Section 21 hereof; and

          (9) Any inaccuracies in dates in a Fund's securityholder information or history as converted, or any (i) difficulties or inability of DST or any third party to manipulate or process date data, or
               (ii) lack of functionality (including any errors resulting from the "windowing" (currently 1950 to 2049) of client's historical records or non-Year 2000 complaint data provided to DST by third parties) which, in case of (i) or (ii) above, arises out of or results from the failure of a Fund's records to contain date data feeds in an eight digit, full century format, or any other such Year 2000 complaint format for data feeds specified from time to time by DST.

     C. DST shall indemnify and hold the Fund Transfer Agent harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of DST's failure to comply with the terms of this Agreement or arising out of or attributable to DST's negligence or willful misconduct or breach of any representation or warranty of DST hereunder; provided, however, that DST's cumulative liability during any term of this Agreement with respect to, arising from or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the product of (i) the amounts paid hereunder by the Fund Transfer Agent to DST under this Agreement as Compensation, but not including Reimbursable Expenses, during the first year during which this Agreement is in effect multiplied by (ii) five (5).

     D. EXCEPT FOR VIOLATIONS OF SECTION 23 HEREOF, IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO ANYONE, INCLUDING, WITHOUT LIMITATION TO

THE OTHER PARTY, FOR PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR OTHER SPECIAL DAMAGES FOR ANY ACT OR FAILURE TO ACT UNDER ANY PROVISION OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

     E. Promptly after receipt by an indemnified person of notice of any claim, determination, suit or cause of action, such indemnified person will, if a claim in respect thereto is to be made against an indemnifying party hereunder, notify the indemnifying party in writing thereof; but the failure so to notify the indemnifying party will not relieve an indemnifying party from any liability that it may have to any indemnified person for contribution or otherwise under the indemnity agreement contained herein except to the extent it is prejudiced as a proximate result of such failure to timely notify. In case any such action is brought against any indemnified person and such indemnified person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, assume the defense thereof (in its own name or in the name and on behalf of any indemnified party or both with counsel reasonably satisfactory to such indemnified person); provided, however, if the defendants in any such action include both the indemnified person and an indemnifying party and the indemnified person shall have reasonably concluded that there may be a conflict between the positions of the indemnified person and an indemnifying party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified persons which are inconsistent with those available to an indemnifying party, the indemnified person or indemnified persons shall have the right to select one separate counsel (in addition to local counsel) to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified person or indemnified persons at the indemnified party's expense. Upon receipt of notice from an indemnifying party to such indemnified person of its election so to assume the defense of such action and approval by the indemnified person of counsel, which approval shall not be unreasonably withheld (and any disapproval shall be accompanied by a written statement of the reasons therefor), the indemnifying party will not be liable to such indemnified person hereunder for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof. An indemnifying party will not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified persons are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder. If it does so, it waives its right to indemnification therefor.

10.  Certain Additional Covenants of DST and the Fund Transfer Agent.

     A. All requisite steps will be taken by the Fund Transfer Agent from time to time when and as necessary to register a Fund's shares for sale in all states in which the Fund's shares shall at the time be offered for sale and require registration. If at any time the Fund Transfer Agent or any of its Affiliates will receive notice of any stop order or other proceeding in any such state affecting such registration or the sale of a Fund's shares, or of any stop order or other proceeding under the federal securities laws affecting the sale of a Fund's shares, the Fund Transfer Agent will give prompt notice thereof to DST.

     B. To the extent DST is required to provide a service under this Agreement, DST hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund Transfer Agent, and to follow such procedures, for the safekeeping of stock certificates, check forms, facsimile signature imprinting devices, if any, investment checks, checks payable by the Funds and other negotiable and bearer instruments and things of value and for the preparation or use, and for keeping account of, such certificates, forms and devices, checks and instruments used by DST to provide such service.

     C. To the extent required by the 1940 Act and the rules promulgated thereunder, DST agrees that all records maintained by DST relating to the services to be performed by DST under this Agreement are the property of the Fund Transfer Agent and will be preserved and will be surrendered promptly to the Fund Transfer Agent on request.

     D. On or before DST's execution and delivery of this Agreement and no less than once annually thereafter during the term of this Agreement, DST shall deliver the following to the Fund Transfer Agent:

          (1) a report by an independent third party audit firm that describes DST control policies and procedures that have been initiated and function currently at DST. These reports must contain statements on the operating effectiveness of those policies and procedures for the services provided to the Fund Transfer Agent under this Agreement. The requirements of this section will be satisfied by a Type II SAS 70 Report (as described in the then-current Statement of Auditing Standard 70 of the American Institute of Certified Public Accountants), such report to be dated as of at least five

               (5) months of the date of delivery of such Report to Fund Transfer Agent; and

          (2) a copy of DST's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission along with a copy of DST's Annual Report to Shareholders.

     E. DST represents and agrees that it will use its reasonable efforts to keep current on the trends of the investment company industry relating to securityholder services and will use its reasonable efforts to continue to modernize and improve.

     F. DST will permit the Funds, the Fund Transfer Agent and their external auditors or other authorized representatives to make periodic on-site inspections of DST's operations on behalf of the Fund Transfer Agent, as the Fund Transfer Agent deems appropriate, at reasonable times during business hours. In addition, annually during the term of this Agreement, DST shall allow the Fund Transfer Agent to access any other reports available to the public.

     G. No later than the 10th calendar day after DST begins performing services under this Agreement, each of DST and the Fund Transfer Agent will file a notice with DTC informing DTC that the Fund Transfer Agent has appointed DST as its agent to provide the services described in this Agreement.

     H. Fund Transfer Agent and DST shall meet periodically, as reasonably requested by any one of them, and review the operating procedures, the Procedures and the division of responsibilities between Fund Transfer Agent and DST. Fund Transfer Agent and DST shall mutually agree upon any changes thereto.

11.  Recapitalization or Readjustment.

     In case of any recapitalization, readjustment or other change in the capital structure of a Fund requiring a change in the form of stock certificates, DST will issue or register certificates in the new form in exchange for, or in transfer of, the outstanding certificates in the old form, upon receiving:

     A. Written instructions from an officer of the Fund Transfer Agent;

     B. Certified copy of the amendment to the Fund's Articles of Incorporation or other document effecting the change;

     C. Certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the stock in the new form, and an opinion of counsel that the order or consent of no other government or regulatory authority is required;

     D. Specimens of the new certificates in the form approved by the Board of Directors of the affected Fund, with a certificate of the Secretary of the Fund as to such approval; and

     E. Opinion of counsel for the Fund or the Fund Transfer Agent stating:

          (1) The status of the shares of stock of the Fund in the new form under the 1933 Act and any other applicable federal or state statute; and

          (2) That the issued shares in the new form are, and all unissued shares will be, when issued, validly issued, fully paid and nonassessable.

12.  Stock Certificates.

     The Fund Transfer Agent will furnish DST with a sufficient supply of blank stock certificates and from time to time will renew such supply upon the request of DST. Such certificates will be signed manually or by facsimile signatures of the officers of the Fund or the Fund Transfer Agent authorized by law and by bylaws to sign stock certificates, and if required, will bear the corporate seal or facsimile thereof.

13.  Death, Resignation or Removal of Signing Officer.

     The Fund Transfer Agent will file promptly with DST written notice of any change in the officers authorized to sign stock certificates, written instructions or requests, together with two signature cards bearing the specimen signature of each newly authorized officer. In case any officer of a Fund or the Fund Transfer Agent who will have signed manually or whose facsimile signature will have been affixed to blank stock certificates will die, resign, or be removed prior to the issuance of such certificates, DST may issue or register such stock certificates as the stock certificates of such Fund notwithstanding such death, resignation, or removal, until specifically directed to the contrary by the Fund Transfer Agent in writing. In the absence of such direction, the Fund Transfer Agent will file promptly with DST such approval, adoption, or ratification as may be required by law.

14.  Future Amendments of Charter or Declaration, as appropriate, and Bylaws.

     The Fund Transfer Agent will promptly file with DST copies of all material amendments to its or any Fund's Articles of Incorporation or Declaration of Trust, as appropriate, or Bylaws made after the date of this Agreement.

15.  Instructions, Opinion of Counsel and Signatures.

     At any time, DST may apply to any person authorized in writing by the Fund Transfer Agent to give instructions to DST, and may with the approval of a Fund Transfer Agent officer consult with legal counsel for the Fund or Fund Transfer Agent, or DST's own legal counsel at the expense of the Fund Transfer Agent, with respect to any matter arising in connection with the agency and it will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such counsel. DST will be protected in acting upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons and will not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund Transfer Agent or an Authorized Person. It will also be protected in recognizing stock certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of a Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-sub-transfer Agent or co-registrar.

16.  Force Majeure and Disaster Recovery Plans.

     A. DST shall not be responsible or liable for its failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation: any interruption, loss or malfunction of any utility or transportation service; inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; war, general strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, freezes, floods, fires, tornados, acts of God or public enemy, revolutions, or insurrection; or any other cause, contingency, circumstance or delay not subject to DST's reasonable control which prevents or hinders DST's performance hereunder; provided that for the duration of any such force majeure event, DST has continued to use all commercially reasonable efforts to overcome such force majeure and provided further that that DST has fulfilled it obligations to provide redundancy facilities and disaster recovery facilities hereunder and to use its commercially reasonable efforts to assist the Fund Transfer Agent in obtaining reasonably comparable services promptly from another source; provided, however, if an event described in this Section, in the Fund Transfer Agent's reasonable belief, materially affects DST's ability to perform its obligations under this Agreement for a period of thirty (30) days, then the Fund Transfer Agent shall have the right to terminate this Agreement upon ten (10) days written notice to DST.

     B. DST shall maintain at a location other than its normal location, in accordance with applicable law and industry standards, appropriate redundant facilities for back-up of its sub-agency operational responsibilities under this Agreement in the event of a power failure, disaster or other interruption that are available to permit DST to continue performing its obligations under this Agreement with minimal disruption. DST shall continuously back up the Fund Transfer Agent's files and data, including securityholder and Fund records, and shall store the back-up files in a secure manner at a location other than its normal location, so that, in the event of a power failure, disaster or other interruption at such normal location, the Fund Transfer Agent's files and data, including the securityholder and Fund records, will be maintained intact and DST will be able to continue processing at such other location without substantial disruption or curtailment of the services provided to the Fund Transfer Agent hereunder. DST shall keep the back-up files at such other location in accordance with the Procedures.

     C. That Recovery Services Agreement for Telephone and Data Input Equipment dated as of July 1, 2000, by and between Fund Transfer Agent, formerly known as Scudder Kemper Investments, Inc., and DST Systems, Inc. is hereby terminated immediately upon execution of this Agreement and shall be of no further force and effect without any additional charge or further responsibility on the part of either party thereto.

17.  Certification of Documents.

     The required copy of the Articles of Incorporation or Declaration of Trust, as appropriate, of each Fund and the Fund Transfer Agent and copies of all amendments thereto will be certified by the Secretary of State (or other appropriate official) of the applicable state of incorporation, and if such Articles of Incorporation and amendments are required by law to be also filed with a county, city or other officer of official body, a certificate of such filing will appear on the certified copy submitted to DST. A copy of the order or consent of each governmental or regulatory authority required by law to issue stock will be certified by the Secretary or Clerk of such governmental or regulatory authority, under proper seal of such authority. The copies of the Bylaws and copies of all amendments thereto, and copies of resolutions of the Board of Directors/Trustees of a Fund and the Fund Transfer Agent will be certified by the Secretary or an Assistant Secretary of such Fund or the Fund Transfer Agent under such Fund's or Fund Transfer Agent's seal.

18.  Disposition of Books, Records and Canceled Certificates.

     DST may send periodically to the Fund Transfer Agent, or to where designated by the Secretary or an Assistant Secretary of the Fund Transfer Agent, all books, documents, and all records no longer deemed needed for current purposes and stock certificates which have been canceled in transfer or in exchange (the "Records"), upon the understanding that such Records will be maintained by the Fund Transfer Agent under and in accordance with the requirements of all applicable laws, rules and regulations including by way of example and not limitation Section 17Ad-7 adopted under the 1934 Act and Section 17Ad-7(g) thereof. The Fund Transfer Agent shall be responsible for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability directly or indirectly arising out of or resulting from the destruction or unavailability of any Records sent by DST to the Fund Transfer Agent; provided, however, that no Records shall by destroyed prior to the expiration of the period when such Records are required to be preserved under applicable law.

19.  Provisions Relating to DST as Sub-Transfer Agent.

     A. DST will make original issues of stock certificates upon written request of an officer of the Fund Transfer Agent and upon being furnished with a certified copy of a resolution of the Board of Directors/Trustees authorizing such original issue, any documents required by Sections 5 or 11 of this Agreement, and necessary funds for the payment of any original issue tax.

     B. Before making any original issue of certificates the Fund Transfer Agent will furnish DST with sufficient funds to pay all required taxes on the original issue of the stock, if any. The Fund Transfer Agent will furnish DST such evidence as may be required by DST to show the actual value of the stock. If no taxes are payable DST will be furnished with an opinion of outside counsel to that effect.

     C. Shares of stock will be transferred and new certificates issued in transfer, or shares of stock accepted for redemption and funds remitted therefor, or book entry transfer be effected, upon surrender of the old certificates in form or receipt by DST of instructions deemed by DST properly endorsed for transfer or redemption accompanied by such documents as DST may deem necessary to evidence the authority of the person making the transfer or redemption. DST reserves the right to refuse to transfer or redeem shares until it is satisfied that the endorsement or signature on the certificate or any other document is valid and genuine, and for that purpose it may require a guaranty of signature in accordance with the Fund Transfer Agent's Redemption Draft Signature Verification policy, which is set forth in Exhibit D. DST also reserves the right to refuse to transfer or redeem shares until it is satisfied that the requested transfer or redemption is legally authorized, and it will incur no liability for the refusal in good faith to make transfers or redemptions that, in its judgment, are improper or unauthorized. DST may, in effecting transfers or redemptions, rely upon the Procedures and the Simplification Acts, Uniform Commercial Code or other statutes that protect it, the Funds and the Fund Transfer Agent in not requiring complete fiduciary documentation. In cases in which DST is not directed or otherwise required to maintain the consolidated records of securityholder's accounts, DST will not be liable for any loss which may arise by reason of not having such records.

     D. When mail is used for delivery of stock certificates, DST will forward stock certificates in "nonnegotiable" form by first class or registered mail and stock certificates in "negotiable" form by registered mail, all such mail deliveries to be covered while in transit to the addressee by insurance arranged for by DST.

     E. DST will issue and mail subscription warrants, certificates representing stock dividends, exchanges or split ups, or act as conversion agent upon receiving written instructions from any officer of the Fund Transfer Agent or Authorized Person and such other documents as DST deems necessary.

     F. DST will issue, transfer, and split up certificates and will issue certificates of stock representing full shares upon surrender of scrip certificates aggregating one full share or more when presented to DST for that purpose upon receiving written instructions from an officer of the Fund Transfer Agent or Authorized Person and such other documents as DST may deem necessary.

     G. DST may issue new certificates in place of certificates represented to have been lost, destroyed, stolen or otherwise wrongfully taken upon receiving instructions from the Fund Transfer Agent and indemnity satisfactory to DST and the Fund Transfer Agent, and may issue new certificates in exchange for, and upon surrender of, mutilated certificates. Such instructions from the Fund Transfer Agent will be in such form as will be approved by the Board of Directors of the Fund Transfer Agent and will be in accordance with the provisions of law and the bylaws of the Fund Transfer Agent governing such matters.

     H. DST will supply a securityholder's list to the Fund Transfer Agent for the annual meeting of each Fund upon receiving a request from an officer of such Fund. It will also, at the expense of the Fund Transfer Agent, supply lists at such other times as may be requested by an officer of the Fund. DST shall also, at the expense of the Fund Transfer Agent, supply lists at such other times as may be requested by a Fund Transfer Agent representative.

     I. Upon receipt of written instructions of an officer of the Fund Transfer Agent, DST will, at the expense of the Fund Transfer Agent, address and mail notices to securityholders.

     J. In case of any request or demand for the inspection of the stock books of a Fund or any other books in the possession of DST, DST will endeavor to notify the Fund Transfer Agent and to secure instructions as to permitting or refusing such inspection. DST reserves the right, however, to exhibit the stock books or other books to any person in case it is advised by its counsel that it may be held responsible for the failure to exhibit the stock books or other books to such person.

20.  Provisions Relating to Dividend Disbursing Agency.

     A. DST will, at the expense of the Fund Transfer Agent, provide a special form of check containing the imprint of any device or other matter desired by the Fund Transfer Agent. Said checks must, however, be of a form and size convenient for use by DST.

     B. If the Fund Transfer Agent desires to include additional printed matter, financial statements, etc., with the dividend checks, the same will be furnished to DST within a reasonable time prior to the date of mailing of the dividend checks, at the expense of the Fund Transfer Agent.

     C. If the Fund Transfer Agent desires its distributions mailed in any special form of envelopes, sufficient supply of the same will be furnished to DST but the size and form of said envelopes will be subject to the approval of DST. If stamped envelopes are used, they must be furnished by the Fund Transfer Agent; or if postage stamps are to be affixed to the envelopes, the stamps or the cash necessary for such stamps must be furnished by the Fund Transfer Agent.

     D. DST, acting as agent for the Fund Transfer Agent, is hereby authorized to establish in the name of, and to maintain on behalf of, a Fund or Fund Transfer Agent, as instructed, on the usual terms and conditions prevalent in the industry, one or more deposit accounts into which DST shall deposit the funds DST receives for payment of dividends, distributions, redemptions or other disbursements provided for hereunder and to draw checks and order the issuance of wires against such accounts. DST, acting in the name of and as agent for a Fund or the Fund Transfer Agent, as instructed, is also hereby authorized to execute on behalf and in the name of the Fund, or the Fund Transfer Agent, as instructed, on the usual terms and conditions prevalent in the industry, agreements with banks for wire transfer services.

     E. DST is authorized and directed to stop payment of checks theretofore issued hereunder, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or through no fault of theirs, are otherwise beyond their control, and cannot be produced by them for presentation and collection, and, to issue and deliver duplicate checks in replacement thereof in accordance with the Procedures. DST shall not be required to obtain an Affidavit of Non-Receipt or an indemnification from such payee and shall have no responsibility or liability arising out of or resulting from obligations of a Fund to a holder in due course or bona fide purchaser for value to honor a check even though a stop transfer was placed thereupon

21. Assumption of Duties By the Fund Transfer Agent or Agents Designated By the Fund Transfer Agent.

     A. With the consent of DST, which consent shall not be unreasonably delayed or withheld provided the Compensation payable to DST under this Agreement is not reduced or diminished by the contemplated assumption of responsibilities by the Fund Transfer Agent or its designated agents, the Fund Transfer Agent or its designated agents other than DST may assume certain duties and responsibilities of DST or those services of Sub-Transfer Agent and Sub-Dividend Disbursing Agent as those services are described in Exhibit A of this Agreement.

     B. To the extent the Fund Transfer Agent or its agent or Affiliate assumes such duties and responsibilities or to the extent a service was not at the date of execution of this Agreement performed by Fund Transfer Agent (which, as of the effective date of this Agreement, includes those services in Section II., Paragraph H and Section IV., Paragraph B of Exhibit A), DST shall be relieved from all responsibility and liability therefor and is hereby indemnified and held harmless against any liability therefrom and in the same manner and degree as provided for in Section 9 hereof.

     C. Initially DST shall be responsible for all services set forth in Exhibit A except those referred to in Section II., Paragraph H. and Section IV., Paragraph B of Exhibit A. If in the future, Fund Transfer Agent or its designees become responsible for any of the Services assumed by DST as of the effective date of this Agreement or Fund Transfer Agent desires that DST, and DST is willing to, assume additional functions or responsibilities, such assumption will be reflected in an amendment to Exhibit A, which Amendment shall also include any mutually agreed to changes to the Compensation.

     D. Notwithstanding anything herein to the contrary, the Fund Transfer Agent shall, vis a vis DST, be responsible and liable for any actions or omissions of a Fund.

22.  Termination of Agreement.

     A. This Agreement shall be in effect for an initial period of five (5) years and thereafter may be terminated by either party upon delivery to, and receipt by, the other party of one (1) year's prior written notice of such termination or as provided in Sections 8B and 16A

     B. Each party, in addition to any other rights and remedies, shall have the right to terminate this Agreement forthwith upon the occurrence at any time of any of the following events with respect to the other party:

          (1) The bankruptcy of the other party or its assigns or the appointment of a receiver for the other party or its assigns; or

          (2) Failure by the other party or its assigns to perform its duties in accordance with the Agreement, which failure materially adversely affects the business operations of the first party and which failure continues for thirty (30) days after receipt of written notice from the first party.

     C. In the event of termination, DST will use its reasonable efforts to transfer the records of the Fund Transfer Agent to the designated successor sub-transfer agent, to provide reasonable assistance to the Fund Transfer Agent and its designated successor sub-transfer agent, and to provide other information relating to its services provided hereunder (subject to the recompense of DST for such assistance at its standard rates and fees for personnel then in effect at that time); provided, however, as used herein "reasonable assistance" and "other information" shall not include assisting any new service or system provider to modify, alter, enhance, or improve its system or to improve, enhance, or alter its current system, or to provide any new, functionality or to require DST to disclose any information which is confidential or proprietary to DST.

     D. (1) In the event of termination, the Fund Transfer Agent will promptly pay DST all amounts due to DST hereunder including but not limited to all Compensation and Reimbursable Expenses accrued or incurred under this Agreement and all costs (the " Unwinding Costs") incurred to terminate the people, assets and liabilities used to provide services under this Agreement including without limitation severance costs, Lease (as defined in the Asset Purchase Agreement) termination penalties, and license termination costs to the extent incurred by DST up to an amount not to exceed Five Million Dollars ($5,000,000).

          (2) In addition, if this Agreement is terminated by the Fund Transfer Agent for any reason other than a termination under or pursuant to Sections 8. B.(2)(b), 16.A. or 22.B. of this Agreement (including but not limited to: (i) a termination by the Funds of either the Funds' agreement(s) with Fund Transfer Agent or (ii) a withdrawal by the Funds of their consent to Fund Transfer Agent's continued subcontracting of Fund Transfer Agent's obligations under Fund Transfer Agent's agreement(s) with the Funds to DST under or pursuant to this Agreement) prior to the expiration of the entire initial five (5) year term of this Agreement, Fund Transfer Agent shall pay to DST, in addition to any other Compensation or termination charges payable under the terms of this Agreement, a fee consisting of the product of (x) the aggregate Compensation paid by Fund Transfer Agent to DST during the twelve (12) calendar month period immediately preceding the month in which DST receives notice of the Fund Transfer

               Agent's intent to terminate; (y) times the lesser of (I) the number of years still remaining in such initial term of this Agreement (pro-rated for partial years) as of such termination or
               (II) the number two; (z) times fifteen per cent (.15) (the "Liquidated Damages Amount"). By way of example, (I) if the Compensation paid during Year One aggregated $27,000,000 the Fund Transfer gave notice as of the last day of Year One and terminated as of the close of Year Two, the Liquidated Damages Amount would be $8,100,000 [($27,000,000 x 2) x .15] or (II) if the Compensation paid during Year Three aggregated $27,000,000 and Fund Transfer Agent gave notice as of the last day of Year Three and terminated as of the close of business on the last day of Year Four, the Liquidated Damages Amount would be $4,050,000 [($27,000,000 x 1) x .15].

          (3) Notwithstanding anything herein to the contrary, the Unwinding Costs set forth in Section 22.D.(1) and the Liquidated Damages Amount shall not be payable, and Fund Transfer Agent may terminate without paying any liquidated damages or Unwinding Costs to DST, in the event that the Funds, which are terminating the Fund Transfer Agent as their transfer agent, appoint DST as the Fund Transfer Agent's successor transfer agent on substantially similar terms to those set forth in this Agreement. In any event, the effective date of any deconversion as a result of termination hereof shall not occur during the period from December 15th through March 30th of any year to avoid adversely impacting year end.

23.  Confidential, Customer and Proprietary Information.

     A. All books, records, information and data pertaining to the business or software applications of the other party that are exchanged or received or to which access is permitted pursuant to the negotiation or carrying out of this Agreement, unless publicly available, and the terms and conditions of this Agreement shall be used by the receiving party only to accomplish the purposes of this Agreement and shall be kept confidential, and shall not be voluntarily disclosed by the receiving party to any other person, except as may be required hereunder or by law or court order (and then only after five days prior notice to the other party, if practicable or legally permissible). Further, each party acknowledges that the other has proprietary rights in and to any data bases, computer programs, data, screen and file formats, interfaces, interactive design techniques, and documentation manuals furnished to it by the other party and that such information constitutes confidential material and trade secrets. The receiving party shall use commercially reasonable measures to prevent unauthorized persons from gaining access to, distributing, or otherwise using such confidential and proprietary information (including but not limited to advising all of its employees and agents who have access to any such information of the foregoing and requiring appropriate agreements from such employees and agents). Notwithstanding anything to the contrary herein, the Fund Transfer Agent may show DST's confidential information, in whatever form or media, to the Funds provided it has obtained their written Agreement to treat such confidential information in a manner consistent with the obligations of the Fund Transfer Agent under this Agreement.

     B. With respect to the Fund Transfer Agent's confidential information that is Customer Information, the provisions set forth in this Section 23.B shall apply. "Customer Information" means information, in any form provided to DST by or on behalf of the Fund Transfer Agent, that uniquely identifies a current, former or prospective securityholder.

Customer Information includes, but is not limited to, copies of such information or material derived from such information.

          (1) Notwithstanding anything in this Agreement to the contrary, DST will keep confidential and will not use or disclose to any other party (including, but not limited to, affiliates of DST) any Customer Information, except as authorized in writing by the Fund Transfer Agent or as appropriate in connection with performing the services in accordance with this Agreement and subject to any conditions set forth elsewhere in this Agreement.

          (2) DST will maintain appropriate physical, electronic and procedural safeguards to store, dispose of (if applicable) and secure Customer Information to protect it from unauthorized access, use, disclosure, alteration, loss and destruction. The safeguards used by DST to protect Customer Information will be no less than those used by DST to protect its own confidential information. In addition, DST will comply with any other security safeguards and standards required by this Agreement.

          (3) DST acknowledges that is has received and reviewed a copy of the Fund Transfer Agent's privacy policy applicable to Customer Information and it agrees that it will not act in a manner that is inconsistent with such policy.

          (4)  DST will not disclose Customer Information except:

               (a) To DST's officers, directors and employees and DST's counsel and accountants having fiduciary duties of nondisclosure (collectively "Representatives") who have a need to know the Customer Information in connection with the services provided to the Fund Transfer Agent under this Agreement. DST will advise its Representatives of its obligations with respect to Customer Information and will be responsible to the Fund Transfer Agent for any noncompliance by DST's Representatives with such obligations.

               (b) To other third parties (including affiliates of DST) who have a need to know the Customer Information in connection with the services provided to the Fund Transfer Agent under this Agreement.

               (c) In accordance with the Procedures or as otherwise necessary to fulfill DST's obligations under this Agreement.

          (5) DST has (i) established and will maintain appropriate policies and procedures to comply with its obligations concerning Customer Information under this Agreement, (ii) provided and will provide training on such policies and procedures for employees with access to Customer Information, and (iii) established and will enforce appropriate disciplinary measures for individuals who fail to comply with such policies and procedures.

          (6) DST will promptly notify the Fund Transfer Agent in writing if it becomes aware of (i) any breach of its information security procedures, (ii) any loss of Customer Information, (iii) any attempt to obtain unauthorized access, disclosure or use of Customer Information, or (iv) any improper attempt to alter or destroy any Customer Information. Such notice will include steps taken or planned to be taken by DST to remedy the situation.

          (7) DST will permit, at the Fund Transfer Agent's expense, any regulatory agency with supervisory responsibility for the Fund Transfer Agent to examine all records and materials, use the equipment and interview those employees of DST to the extent that such officials deem necessary to protect the interest of depositors, creditors or stockholders of the Fund Transfer Agent or as otherwise permitted under applicable law, rule or regulation.

     C. Each party acknowledges that disclosure of confidential and proprietary information and Customer Information may give rise to an irreparable injury to the other party, as applicable, which is inadequately compensable in damages. Accordingly, the affected party may seek (without the posting of any bond or other security) injunctive relief against the breach of the foregoing undertakings of confidentiality and nondisclosure, in addition to any other legal remedies which may be available, and, upon a proper showing of a violation or of facts which, if continued unchanged, would result in a violation, each party consents to the obtaining of such injunctive relief.

     D. All of the undertakings and obligations relating to confidentiality and nondisclosure, whether contained in Section 23 or elsewhere in this Agreement, shall survive the termination or expiration of this Agreement.

24.  Changes and Modifications.

     A. During the term of this Agreement, DST will use on behalf of the Fund Transfer Agent without additional cost all modifications, enhancements, or changes which DST may make to the TA2000 System in the normal course of its business and which are applicable to functions and features offered by a Fund or the Fund Transfer Agent, unless substantially all DST clients are charged separately for such modifications, enhancements or changes, including, without limitation, substantial system revisions or modifications necessitated by changes in existing laws, rules or regulations. The Fund Transfer Agent agrees to pay DST promptly for modifications and improvements which are charged for separately at the rate provided for in DST's standard pricing schedule which shall be identical for substantially all clients, if a standard pricing schedule shall exist. If there is no standard pricing schedule, the parties shall mutually agree upon the rates to be charged.

     B. DST shall have the right, at any time and from time to time, to alter and modify any systems, programs, procedures or facilities used or employed in performing its duties and obligations hereunder; provided that the Fund Transfer Agent will be notified as promptly as possible prior to implementation of such alterations and modifications and that no such alteration or modification or deletion shall materially adversely change or affect the operations and procedures of the Fund Transfer Agent in using or employing the TA2000 System or DST Facilities hereunder or the reports to be generated by such system and facilities hereunder, unless the Fund Transfer Agent is given thirty (30) days prior notice to allow the Fund Transfer Agent to change its procedures and DST provides the Fund Transfer Agent with revised operating procedures and controls. Notwithstanding anything herein or in the Remote Services Agreement, DST, at no additional cost or obligation to provide equivalent functionality or services, equipment or software programs in lieu thereof, may in its sole discretion discontinue use of and operation of the SURROUNDS (as defined in the Remote Services Agreement) with respect to all Funds serviced under this Agreement.

     C. All enhancements, improvements, changes, modifications or new features added to the TA2000 System however developed or paid for shall be, and shall remain, the confidential and exclusive property of, and proprietary to, DST.

25.  Subcontractors.

     Nothing herein shall impose any duty upon DST in connection with or make DST liable for the actions or omissions to act of unaffiliated third parties such as, by way of example and not limitation, Airborne Services, the U.S. mails and telecommunication companies, provided, if DST selected such company, DST shall have exercised due care in selecting the same. Notwithstanding the foregoing, if DST intends to subcontract any of its obligations to perform the Services it is obligated to perform hereunder to an unaffiliated third party, other than a subcontract entered into at the direction of the Fund Transfer Agent, DST shall provide ninety (90) days prior written notice of its intention to do so and shall be liable for the actions or omissions of such unaffiliated third parties.

26.  Miscellaneous.

     A. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any Fund shall be personally liable under this Agreement.

     B. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of Missouri, excluding that body of law applicable to choice of law.

     C. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     D. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

     E. The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     F. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     G. If any part, term or provision of this Agreement is by the courts held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     H. This Agreement may not be assigned by the Fund Transfer Agent or DST without the prior written consent of the other.

     I. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between the Fund Transfer Agent and DST. It is understood and agreed that all services performed hereunder by DST shall be as an independent contractor and not as an employee of the Fund Transfer Agent. This Agreement is between DST and the Fund Transfer Agent and neither this Agreement nor the performance of services under it shall create any rights in any third parties. There are no third party beneficiaries hereto.

     J. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights or obligations of any other party hereunder.

     K. The failure of either party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

     L. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, draft or agreement or proposal with respect to the subject matter hereof, whether oral or written, and this Agreement may not be modified except by written instrument executed by both parties.

     M. All notices to be given hereunder shall be deemed properly given if delivered in person or if sent by U.S. mail, first class, postage prepaid, or if sent by facsimile and thereafter confirmed by mail as follows:

          If to DST:

          DST Systems, Inc.
          1055 Broadway, 7th Floor
          Kansas City, Missouri 64105
          Attn: Group Vice President-Full Service
          Facsimile No.: 816-435-3455

          With a copy of non-operational notices to:

          DST Systems, Inc.
          333 West 11th Street,
          5th Floor
          Kansas City, Missouri 64105
          Attn: Legal Department
          Facsimile No.: 816-435-8630

          If to the Fund Transfer Agent:

          Scudder Investments Service Company
          222 South Riverside Plaza
          Chicago, IL 60606
          Attn: Mike Gallagher
          Facsimile No.: 312 537 4126

          With a copy to:
          Legal Department - Attention: Jody Irwin
          345 Park Avenue 24th Floor
          New York NY 10154
          Facsimile No.: 212 223 3127

     or to such other address as shall have been specified in writing by the party to whom such notice is to be given.

     N. Each party may hire an employee of the other engaged directly or indirectly in providing transfer or sub-transfer agency services, or in support and programming services relating thereto, if and only if senior management of the other party has approved a solicitation of such employee for employment; provided, however, nothing in this Section shall prevent either party from hiring an employee of the other party (i) who responds to a general advertisement or advertising campaign which is carried out in the ordinary course of business of the recruiting party; or (ii) who, while an employee of one party, makes an unsolicited approach to the other party.

     O. The representations and warranties contained herein shall survive the execution of this Agreement. The representations and warranties contained in this Section, and the provisions of Section 7.D, Section 9, Section 23 hereof shall survive the termination of the Agreement and the performance of services hereunder until any statute of limitations applicable to the matter at issues shall have expired.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, to be effective as of the day and year first above written.

                                        DST SYSTEMS, INC.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        SCUDDER INVESTMENTS SERVICE COMPANY


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

Deutsche Sub-Agency Agreement-01-15-03-Final

                                    EXHIBIT A

                         SERVICES TO BE PROVIDED BY DST

I.   Introduction

Scudder Investments Service Company (SISC) Transfer Agency Operation provides services essential for the operation of a mutual fund. Shareholders need records of their investments. Various regulatory and tax reports must be prepared and filed, shareholder interests transferred and redeemed, dividends paid in cash or reinvested in additional shares, and various other shareholder services provided.

The Transfer Agency Operation provides services for Scudder and Deutsche Open-End Funds, Closed-End Funds, and Variable Annuities. Services provided for each Fund type are similar; however, rules governing the types of Funds dictate the use of different Shareholder Accounting systems and procedures. Shareholder account information for Closed-End Funds is stored on DST's Stock Transfer System (STS). Account information for Open-End Funds and Variable Annuities is stored on DST's TA-2000 system. Some records are maintained on an omnibus basis while the majority is "fully disclosed." SISC also supports all National Securities Clearing Corporation (NSCC) "Networking" levels. SISC utilizes DST's Automated Work Distributor (AWD) system for capturing images and routing documents to the appropriate processing unit. Responsibility for servicing Open-End Funds is divided into the following functional areas: Shareholder Operations, Broker/Dealer Operations, Control Operations and Support Operations. A separate unit, CEF, provides a full range of services to Closed-End Fund shareholders and intermediaries. Several departments, including but not limited to most within the Control Operations and Support Operations areas, act as "utilities", providing services across business areas (Retirement/Retail) as well as product lines. The major responsibilities for servicing both types of Funds are discussed below.

II.  SCUDDER and DEUTSCHE OPEN-END FUNDS
     Scudder Investments Service Company - Shareholder Service Agent

A.   SHAREHOLDER OPERATIONS

New Accounts

A new investor's account is established on the Shareholder Accounting system from information provided on the application. The account registration is formatted in accordance with state laws that affect how securities may be registered. Tax ID numbers are classified to comply with IRS regulations. Various Fund investment privileges requested by the shareholder are established and the account is encoded with the appropriate broker/dealer and branch number when such information is provided on the application.

Redemptions

Letters are received directly from shareholders or their designated representatives who wish to liquidate all or a portion of their account. It is first determined that the requester is authorized to act for the account and that the appropriate documents have been submitted to validate the requester's authority and identity. Written redemptions involve complex legal requirements, state laws and various official documents. Correspondence or telephone calls are generated if the documents are found to be insufficient to comply with the legal requirements of the redemption request.

Shareholders can also make redemptions against balances in their Money Market Fund accounts using checkwriting drafts. The TA works closely with the custodian to approve, balance and process the check redemption drafts written by shareholders. The Transfer Agency also monitors daily data transmissions between portfolio and shareholder accounting systems to ensure that accurate, timely price updates are completed.

Transfers

Shareholders or their designated representatives who wish to change the registration of an account can do so by letter. The most common types of transfers arise from name changes due to marriage, divorce or death. Transfers involving guardianship or bankruptcy may be more complex. Like a redemption request, a transfer request must be accompanied by the appropriate documents to validate the requester's authority and identity.

Correspondence or telephone calls are generated if the documents are found to be insufficient to comply with the transfer request. Once the documents are in good order, shares in the existing account are transferred to an account under a new registration.

Account Changes

In addition to redemptions and transfers, shareholders may write to SISC to request address changes, new privileges, changes to existing privileges, and changes to the broker/dealer or representative named on their account. The corresponding changes are then made to the shareholder's account.

Research

Historically, it has been necessary to obtain a microfilm copy of the original source document when a shareholder questions a transaction on their account statement or requests a transaction history. The large majority of documents received by SISC are now being "imaged" via the AWD system. Imaging is the process that converts a paper document into an electronic image. Electronic images can be moved and processed more quickly than paper and electronic images are more secure. Electronic images also speed up the Research process. If an error is discovered, it is documented and correcting entries are made to the shareholder's account. Many research requests, however, are to assist shareholders who are merely seeking information from Transfer Agency files to confirm personal records.

If a shareholder or broker/dealer questions a transaction on an account statement or requests a transaction history, it had been necessary to pull the microfilm copy of the source document. Beginning in October 1997, all incoming correspondence is scanned and stored as an electronic image. If an error was made, it is documented and correcting entries are made to the shareholder's account. Many research requests ask for information from SISC files simply to confirm personal records.

Postal Return Maintenance and Control

Shareholder mailings that are returned as undeliverable are researched to discover corrected addresses for shareholders that have moved so that the statement/confirmation mailing process may be resumed as quickly as possible.

B.   BROKER/DEALER PROCESSING

Confirmed Trades

Broker/dealers may call their appropriate Universal Service Team to place a confirmed order for the purchase or redemption of Fund shares at the price to be determined for that day. A record of each order is created on the Shareholder Accounting system that generates a written confirmation to the broker/dealer.

SISC follows up on the orders to ensure that payment is received from the broker/dealer for each purchase. Once payment and settlement instructions are received, the purchase is recorded in the appropriate shareholder account or a new account is established based on broker instructions. To redeem shares, the broker must submit the necessary authorizations from the shareholder. Payment for the shares is then released to the broker/dealer.

Fund/SERV Confirmed Trades

The NSCC offers an electronic method of communicating and confirming trades between broker/dealers and transfer agents. This electronic method, called Fund/SERV, is the preferred method of entering trades by most broker/dealers.

Over ninety percent of the confirmed trade volume now comes through Fund/SERV, a centralized mutual fund trade placement and settlement system. SISC answers Fund/SERV questions and handles administrative issues. The NCSS support group and the Universal Service Teams monitor reports, analyze traffic and sample data to make certain the process is running smoothly and accurately. They also resolve rejected trades on a daily basis.

Networking activity is also controlled and monitored. Networking is the exchange of electronic files between broker/dealers and transfer agents in highly regulated formats and at pre-determined times. SISC transmits the shareholder's current account balance, dividends earned and a record of any account activity to the broker/dealer. The broker/dealer transmits account changes authorized by the shareholder to SISC for processing. All data for Networking and Fund/SERV is routed and controlled by the NSCC.

Commissions

Statements, administrative service fees and checks are generated weekly for the brokerage firms and other financial institutions that have selling group agreements for Scudder Mutual Funds.

Dealer Changes

Data is maintained on brokerage firms that have selling agreements for Scudder Mutual Funds, including the branch numbers of the firms and the registered representatives in each branch. This data is critical to all processing areas that handle broker-initiated business, and facilitates commission payment processing as well as ad hoc sales reporting.

Timing Services

Some shareholders authorize a broker or financial advisor to switch their investment among several Scudder Mutual Funds based on market conditions in an attempt to maximize their return. These firms group individual accounts by investment objective and then use the exchange privilege to move the balances from fund to fund. Each list of accounts must be exchanged simultaneously, upon receipt of instructions from the timing firm. Special reports are created and distributed to the timing firm to confirm the transactions. The Timing Department also handles special investment allocation processes for members of the funds' boards of directors.

Broker/Dealer Operational Support

Brokerage firm back offices frequently need assistance in executing transactions authorized by shareholders. The representatives in this area work with back office personnel on documentation or transaction processing issues, answering questions and expediting difficult transactions. Brokerage firms with large sales may have a multi-functional service team dedicated to their service requests. This expedites shareholder transactions, minimizes problems and creates a smooth flow of documentation and paperwork between the Transfer Agent and the brokerage firm's back office.

Wholesale Money Market Fund Services (Cash Products Group)

Financial institutions that utilize Scudder's wholesale Money Market Funds as the investment vehicle for their private label cash management account products need on-going service and support. Representatives work closely with these firms on a wide variety of operational issues and concerns. These include checkbook issuance and related control procedures, special account coding procedures for omnibus dealer purge eligibility, daily money movement reconcilement, reconcilement of B/D activity and positions with external and offshore transfer agents of "outside funds", and review and validation of the accuracy of fund billing volume reports.

Variable Annuity Services

A dedicated team within Broker/Dealer Operations provides daily processing, reconcilement, and insurance firm support for Scudder's Variable Annuity products.

C.   CONTROL OPERATIONS

Fund Balancing

Reports generated by the Shareholder Accounting system are balanced to ensure that share activity at the individual account level balances to share totals at the aggregate fund level. Should an out-of-balance condition occur, research will be performed to isolate the cause of the discrepancy and corrective action will be taken. Control Operations is responsible for the reporting of fund share and cash activity to fund accounting including but not limited to estimates, money market cash availability, and adjustments.

Reconciliation

The dollar side of each share transaction must be balanced to the corresponding fund bank account statement. Bank account entries without a corresponding offset in a shareholder account or shareholder transactions without a corresponding bank account entry are tracked and researched until they are resolved. Control Operations also ensures the appropriate money movements between the transfer agent bank accounts and the fund bank accounts (custody accounts) have occurred.

As Of Trade and Timer Monitoring

Dedicated resources within Control Operations capture all daily "as of" trade activity so that timely estimations can be provided to Portfolio Management, thereby minimizing the potential for gains or losses to the funds and resulting effects on the daily NAV. This group also monitors as hoc market timer activity in selected sensitive funds, unilaterally canceling trades if warranted.

Fed Wire Services

Due to the time critical nature and high dollar volume of daily incoming and outgoing wire transfers, a separate group within Control Operations manages these processes for all shareholder and broker/dealer initiated transactions.

Dividends

The Fund sends instructions regarding each dividend to be paid. The TA is responsible for executing the processes to accurately reinvest or pay out each shareholder's dividend in accordance with their pre-existing instructions. Shareholders may also invest the dividends from one Fund into another Fund or they may receive their dividends through ACH.

Checkwriting

The Checkwriting department coordinates daily funding of checkwriting redemption money movements, screens drafts for compliance with draft payment policies including signature verification, and places outbound shareholder calls during tax season to minimize the frequency of rejected drafts made payable to the Internal Revenue Service.

D.   SUPPORT OPERATIONS

Purchases/Check Processing

Checks are received from new and existing shareholders to purchase shares of the Funds. The checks are prepared for deposit at the sub-custodian. Checks are micro-encoded, endorsed and microfilmed. Deposit instructions are prepared and delivered to the bank along with the checks for credit to the Funds. A purchase transaction is recorded in the shareholder's account by the Shareholder Accounting system.

Pre-authorized purchases allow the shareholder to make regular, periodic purchases into an Open-End Fund account from the shareholder's bank account by using pre-authorized drafts or the electronic funds transfer (ACH) network. The TA works closely with the custodian to establish, control and balance both types of periodic purchases.

Distribution Center, Output Control, Print Center, Office Services

Incoming, outgoing and internal mail services are provided, including sorting and scanning into the AWD system. Shareholder accounting system reports are printed and distributed. Share certificates and check stock are secured and controlled. This group is responsible for the printing of certain redemption and distribution checks as well as the certificates for the closed end funds. Office supplies are ordered, inventoried and distributed throughout the TA. Vendor contracts are managed in this area (e.g., equipment, copiers, overnight shippers, etc.). This group is also responsible for maintaining and periodic testing of the TA's emergency evacuation and business recovery plans.

Tax and Compliance

This group produces year-end tax forms for shareholders and magnetic media for the IRS. It is also responsible for all escheatment processing, as well as daily monitoring of potentially fraudulent activity, money laundering/OFAC screening, etc. The group also assists other Scudder units in dealing with proxies, and is responsible for producing and validating year-end microfiche.

SISC supports the following regulatory filings: NYSE, 17ad-11, lost certificates and TA-2. SISC also maintains books and records on behalf of the Broker Dealers and the Funds using agreed upon policies and procedures.

Management Services

This group develops and manages system level parameters and workflows within AWD and the NT Desktop applications used throughout the TA. It also plays key roles in acceptance testing of new software supplied by DST, as well as coordination of testing, mock conversions, and balancing of product integrations, re-branding efforts, and fund mergers and liquidations. The group also manages and controls all systems access security templates and processes for the TA.

Mobile Workforce

This group serves dual purposes. Its primary mission is to supply temporary assistance to other departments that may be experiencing unusual volumes, special project needs, and/or losses of staff due to illness, vacations, etc. Also, Letter Of Acceptance processing for the intermediary channel is centralized in this group.

E.   TRAINING AND QUALITY ASSURANCE

Training

Educational services for new and existing employees to improve their fund knowledge, skill levels in critical tasks, and customer service aptitudes and capabilities are provided by training specialists.

Quality Assurance

Transaction activity from Purchases, New Accounts, Written Redemptions, Transfers, Account Changes and Confirmed Trades are screened for accuracy and compliance with the customer's request.

F.   ADDITIONAL SERVICES PROVIDED TO THE FUNDS' DISTRIBUTOR

Dealer, branch, and rep maintenance is provided in the DRMS system to support SDI's internal sales reporting systems.

The Shareholder (SOS) and Dealer Operations Services (DOS) departments support the primary Scudder Call Centers in Chicago. DOS additionally provides support to the DB Private Banking unit in New York and Private Investment Counsel representatives throughout the country. SOS and DOS handle transaction processing initiated by these groups, take overflow 800 line calls, assist Call Center reps with research of complex account inquiries, and handle certain sensitive functions on a centralized basis such as Stop Transfers, Stop Mails, pledge agreements, etc. SOS also manages and maintains the onsite microfilm research archives.

G. ADMINISTRATIVE SUPPORT FUNCTIONS [To be provided by DST with respect to DST's own personnel and operations only]

SISC is supported by Human Resource specialists who are responsible for recruiting new employees and for administering all payroll and employee benefit programs.

Legal and Compliance specialists advise management on issues and changes in legislation that would impact the proper execution and delivery of Transfer Agency functions, review issues relating to transactions, shareholder complaints, and regulatory inquiries and inspections, prepare and process regulatory filings and manage litigation.

H.   FUNCTIONS NOT PROVIDED BY SISC

Certain functions associated with servicing mutual funds are not among the responsibilities of SISC's transfer agency and accordingly will not be performed by DST.. These functions have been organizationally assigned elsewhere as follows:

..    Call Center operations; assigned to Scudder Distributors, Inc. Includes shareholder and dealer 800 services, inside wholesaler support, correspondence processing, and fulfillment.

..    Statement and Confirmation Production and Vendor Management; assigned to
     Scudder Marketing. Includes interface with print/mail vendors, base stock and envelope design, procurement and inventory management, output quality assurance, and vendor invoice review and validation. Also includes production and mailing of annual and semi annual fund reports, prospectuses, etc., and all marketing publications.

..    Participant (source of money) level record keeping associated with certain retirement plans; assigned to Retirement Services in various Scudder facilities and locations. (Note: While participant accounting is performed on both internal and external subsystems, interfaces to TA2000 exist.)

..    Fund Billing; assigned to Scudder Corporate Accounting; tabulation and billing of transfer agent fees, out of pocket expenses, and other fund expenses.

..    Proxy Vendor management; assigned to Scudder Marketing. Includes shareholder solicitations, coordination and reporting of vote tabulations, invoice review and validation.

..    Blue Sky Reporting; assigned to Scudder Legal.

Institutional Mutual Fund Products:

An Institutional Operations Group in Baltimore performs the call center operations for institutional mutual fund products and/or share classes. SISC is responsible for TA functions on the institutional funds. However, there are a small number of funds for which the Baltimore group perform all or most of the TA functions. These are:

1. Institutional Liquid Assets Fund, Institutional Daily Assets Fund, Institutional Treasury Assets Fund. All Shareholder Operations are in Baltimore. All Control Operations except dividend processing are in Baltimore.

2. DB Alex. Brown Cash Reserve Funds. These funds are currently still on the DST full service system. All TA functions are in Baltimore. When these funds move to DTG in the first quarter of 2003, TA functions will transition to SISC.

III. SCUDDER CLOSED-END FUNDS
     Scudder Investments Service Company - Shareholder Service Agent

Transfer agency and shareholder services are necessary for the start-up and operation of a Closed-End Fund. Shareholders need records of their investment, various regulatory and tax reports must be prepared and filed, shareholder interests transferred, dividends paid in cash or reinvested in additional shares and various other shareholder services provided. The Transfer Agency Division of SISC in Kansas City performs these functions and others. The major functions performed by SISC for Closed-End Funds are discussed below.

A.   TRANSACTION PROCESSING

Transfers

Letters are received from shareholders or their designated representatives who wish to change the registration of an account. The most common types of transfers arise as a result of purchases through the broker/dealer. Others result from name changes due to divorce or death. Transfers involving guardianship or bankruptcy may be more complex. As with other transactions, it must first be determined if the requestor is authorized to act for the account and if the appropriate documents have been submitted to validate the requestor's authority and identity. Correspondence is generated if the documents are not in good order. Shares in the existing account are transferred to an account under a new registration and certificates will be issued only if specifically requested (unless the request was received through DTC).

Redemptions

Letters are received directly from shareholders or their designated representatives who wish to liquidate full and fractional reinvestment shares in their accounts. Only the reinvestment shares may be liquidated. The non-reinvestment shares must be sold through their broker/dealer. It must first be determined that the requestor is authorized to act for the account and if the appropriate documents have been submitted to validate the requestor's authority and identity. Various types of liquidations require compliance with complex legal requirements, state laws and official documents. Correspondence is generated if the documents are found to be insufficient to complete the liquidation request. The account is coded for either a fractional or full and fractional liquidation. The system generates a report providing the liquidating share totals for each Fund. Trade tickets are then faxed to the Plan Agent for the sale of the appropriate shares in the open market. That price is used to complete the process of creating the liquidation checks for the shareholder. Upon confirmation of this sale, the average per share price is computed and entered on STS.

Depository Trust Company (DTC)

A variety of transfer, deposit/withdrawal requests may also be received through DTC via mail and/or DTC participant terminal transmissions. Depending on the transaction type, certain turnaround standards are applicable (either 24 or 48 hours). Unless specifically instructed otherwise, all certificates are issued and sent to DTC.

New York Drop Office

Any Closed-End Fund transactions delivered by New York based broker/dealer to the sub-custodian's New York Drop office are forwarded overnight to SISC and processed on the date of receipt. These items must be returned to the New York Drop within a 48-hour period.

Account Maintenance/Changes

In addition to requests for share liquidations and transfers, shareholders may write letters to request address changes or a change of dividend option (cash or reinvest). Changes to the broker/dealer or representative named on the account may also be made. Verification is made that the requestor is an authorized person and that any needed documents have been submitted. The changes are then made to the shareholder's account on the system.

Dealer File

Dealer file changes/additions/deletions are made on the STS system as instructed by the Mutual Fund Dealer File Department.

Purchases/Check Processing

Purchases into Closed-End Funds can only be made from dividend checks that have been returned for reinvestment or from subsequent cash purchases of $100 to $500. Copies of the checks and the original instructions are held for processing on pre-determined dates.

Dividends

The Fund instructs SISC regarding each dividend to be paid. SISC then executes the processes to accurately reinvest or pay out each shareholder's dividend in accordance with their pre-existing instructions. The reinvestment process is a separate calculation from the dividend calculation. Once the total reinvestment dollars are computed, a decision is made to purchase the reinvestment shares from the fund or in the open market in accordance with the Fund's Dividend Reinvestment Plan. If shares are purchased from the Fund, the reinvestment share price is set. If share are purchased in the open market, a trade is placed with the Plan Agent for the purchase of the total reinvest dollar amount. Once all purchases are complete, the average price per share for the entire purchase is used as the reinvest share price. The reinvestment posting to shareholder accounts is run on or shortly after the payable date. Each shareholder who receives distributions in cash will receive a check. Each shareholder who reinvests will have a dollar and equivalent share amount posted to the account.

B.   TELEPHONE SERVICES

Customer Service

A toll free phone number is provided for shareholder and brokerage firm information and inquiries. Calls and inquiries cover wide ranging and diverse topics, including questions on account activity, requests for literature and Fund information and requests for information on how to access a privilege or perform a transaction. There is also a designated representative whose primary responsibility is to serve as a direct broker/dealer contact. This individual works directly with clearing firms, high volume dealers and any firm that requires frequent assistance.

C.   CONTROL FUNCTIONS

Postal Return Maintenance and Control

All shareholder mailings that are returned as undeliverable are researched in an attempt to discover corrected addresses for shareholders that have moved so that the check/statement/confirmation process may be resumed as quickly as possible.

Fund Balancing

Reports generated by the STS system are balanced to ensure that share activity at the individual account level balances to share totals at the aggregate fund level. Any out-of-balance condition will be researched until the cause has been determined and corrected.

Quality Assurance

All the transaction activity is verified and quality controlled before being released to post to the STS system.

IV.  TRANSFER AGENT SYSTEMS RESPONSIBILITIES

There are two primary functions that have been performed within TA Systems: daily support and project management for enhancements. In addition, within Deutsche Bank there are multiple users of the TA2000 system that have requested enhancements thru the TA Systems group.

Going forward, the responsibilities of the TA Systems group will be divided between DST and Deutsche Asset Management as follows:

A. DST RESPONSIBILITIES: All support for all areas and all TA & 3rd party enhancement requests:

..    Kansas City Transfer Agency Requests - support and project management for
     Transfer Agent enhancements as they relate to the processing of retail funds or Kansas City operations.
..    Baltimore Transfer Agency requests - support and project management for
     Transfer Agent enhancements as they relate to the processing of institutional funds or Baltimore operations.
..    Third party requests - all support requests needed for 3rd parties to access and/or receive TA2000 data. i.e. DB CTAG, Private Bank, broker dealers, etc.

B. DEUTSCHE ASSET MANAGEMENT RESPONSIBILITIES: All non-TA & 3rd party enhancement requests

..    Product Requests - Project management & coordination for new funds, name changes, fund closures, mergers, acquisitions and new shareholder features that are dictated at the fund or fund group level. The actual execution of setting up new funds, names changes etc. will be performed by DST TA
     Systems on the TA2000 system.
..    Marketing - Project management for any requests that originate from marketing.
..    Sales - Project management for any requests that originate from sales.
..    Internal systems - Project coordination and DST relationship management for all internal systems needs.

V.   SCUDDER RETIREMENT SERVICES (SRS)

The transfer agent currently provides the following services to Scudder Retirement Services (SRS). These services will continue except that, in the event that the proportion of services provided by DST to SRS increases relative to the proportion of services provided by DST under this Agreement generally, excluding those services provided to SRS, DST and Fund Transfer Agent shall negotiate in good faith to increase the Compensation payable to DST relative to SRS services to offset DST's proportional increase in DST's costs.

With respect to the following SRS services which DST is providing to Fund Transfer Agent under this Agreement, the Fund Transfer Agent shall have the right to direct DST, as Fund Transfer Agent's sub-agent, to deliver those SRS services which DST is providing to Fund Transfer Agent on the terms and conditions set forth in this Agreement to a single third party, provided that:
(1) the Fund Transfer Agent notifies DST in writing of the identity of such third party within ninety (90) days following the date of this Agreement; (2) such third party is not a competitor of DST; (3) the Fund Transfer Agent shall be responsible to assure that such third party (y) complies with the same standards, procedures and requirements (including but not limited to security, confidentiality of limited use) applicable to Fund Transfer Agent and (z) uses DST's services and accesses DST's facilities solely to provide services as permitted under this Agreement and solely to the SRS funds; and (4) DST shall be entitled to cease providing such SRS services to such third party, without breaching this Agreement, in the event that such third party does not comply with the terms of this Agreement and everything enumerated in subsection (3) above to the extent applicable to their access to and utilization of DST's services and facilities. Such SRS services as DST delivers to a third party under this paragraph shall be deemed to be, and shall be, services delivered to Fund Transfer Agent and DST accepts, and shall have, no direct obligations to provide services to such third party, but all such obligations shall remain derivative of DST's obligations to Fund Transfer Agent under this Agreement.

A.   DISTRIBUTION CENTER

Incoming Mail

The Distribution Center is responsible for all Retirement Plan Services' (RPS) incoming mail (all times CST):
RPS specific PO Box Mail is received periodically throughout the day
RPS Street addressed mail is received by 8:30 am
RPS Overnights mail is received by 10:00 am
As provided for in Section 1.D. of the Agreement, DST reserves and shall have the right to change the foregoing times in its sole discretion.

..    Incoming mail is sorted and prepared by work type
..    All incoming mail is imaged via AWD
..    Checks are segregated and sent to DDPS for encoding and deposit with United
     Missouri Bank.
..    Records are maintained in accordance with appropriate regulatory guidelines.
..    The Distribution Center is responsible for the validation of signature guarantees.

Outgoing Mail

The Distribution Center is responsible for the following RPS outgoing mail:

..    Distribution checks and Replacement checks.
..    Airborne Packages
..    Pouch to other Deutsche Bank offices.
..    Client Correspondence

The Distribution Center periodically picks up outgoing mail from locations within the RPS area.

Stored Boxes

Retrieval of stored boxes from Iron Mountain.

B.   DISTRIBUTIVE DATA PROCESSING FILE SYSTEM (DDPS)

..    Responsible for encoding all checks for RPS and providing daily deposits to
     United Missouri Bank.
..    Provides the Recon department with a daily file of `RPS only' activity extracted from the DST New Account System.
..    Quality controls checks for signature and endorsement completeness although
     RPS is ultimately responsible for any liability associated with the acceptance of these checks.
..    Performs deposits for offline processing. Offline deposits are checks deposited outside the normal contribution process, these are manually reconciled.

C.   RECONCILIATION PROCESSING

Daily Bank Account Activity - Reconciliation

On Day 1, DDPS creates check file that is sent to the RECON department. On Day 2, Microsoft Access is used to systematically match the file with the bank account and an extract provided from the FlexPlan system. Access generates discrepancy reports which are used by the RECON department to identify and communicate open items. The RECON Department is responsible for posting clearing entries if made by RPS.

Other Services Performed by the RECON Department

Balancing of bank accounts impacted by Scudder Retirement Services' transactional activity

..    Money Movement between internal and outside fund bank accounts
..    Stop Payment and Replacement of Disbursement Checks
..    Outgoing Wires: Generation of Manual Wires and the release of Expedited
     Wires processed through plan liquidations
..    Manual Check Production
..    Identification and communication of Returned Checks and Wires
..    Automated Clearing House (ACH) Transmission Reconciliation and Balancing
..    Escheatment
..    TaxPak Support - Responsible for the weekly remittance of tax withholding to the IRS. Reconciliation and balancing of withholding is processed by a feed received from the FlexPlan system monthly and reconciled against the weekly withholding reports received from FlexPlan.
..    Responsible for State Withholding remittance, balancing and reporting for
     Scudder Trust Company accounts on TRAC2000.
..    Responsible for Federal Withholding remittance, balancing and reporting for
     Scudder Trust Company accounts on TA2000 and TRAC2000.
..    Communication of Supersheet Activity to Fund Accounting and Fund Custodians
     - Internal and Outside Funds.

D.   FINANCIAL CONTROL

Pricing

..    Financial Control is responsible for updating NAVs and dividend accrual rates for all internal and outside funds on the TA2000 system as well as initiating the upload of this information to FlexPlan.

..    All outside funds supported by RPS are sent to Financial Control by fax, email or internet.

Dividend Calculations

..    Responsible for the entry of all dividend calculation information on
     TA2000.

..    Responsible for any manual dividend processing that is required for adjustments and/or loadback issues.

..    Responsible for the monitoring and correction of all daily accrual activity. The buckets for the daily accrual funds are stored on the DST/DTG mainframe. FlexPlan does not support daily accrual functionality.

E.   COMMISSIONS

Responsible for all RPS commission related processes performed on DST/DTG:

..    Weekly Commission payouts - includes inside and outside funds

..    Quarterly Trails - includes inside and outside funds

..    ProStar - Manual payout of 1% for accounts which rollover from a 401k to an
     IRA account.

..    All commissionable/non-commissionable buckets are stored on the DST/DTG mainframe. FlexPlan does not support these buckets.

..    Reclaims of all commission processing

..    Letter of Intents (LOI) - responsible for the setup of all LOI's per plan and maintenance of LOI's for extensions and expiration dates. All entry of LOI's are performed on DTG.

..    1% Finders Fee - This is a separate FlexPlan file which calculates all million dollar plans entitled to a 1% finders fee and transmitted to the DST/DTG commission process weekly. The transfer agent is responsible to process this file if such file is received by the transfer agent.

..    Generating a monthly check for Administrative Service Fees (ASF) and forwarding it to the appropriate DIMA employee for manual splitting between Administrators and Advisors.

F.   PRINT ROOM/DATA CENTER

Print Room Responsibilities:

..    Printing and delivering all mainframe and FlexPlan reports utilized within
     RPS.

..    Generation and printing of RPS distribution and replacement checks.

..    RPS utilizes 3422 IBM mag tape drives and 3490 cartridge drives for uploading contribution information via automated media.

..    Responsible for all tape mounts from daily, monthly, and quarterly output for Flex and delivered to DST OT for printing.

DataCenter Responsibilities:

..    Loading the tapes for historical Nice Log pulls. Recorded calls are stored for a year.

G.   BROKER OPERATIONS

..    Responsible for the entry and maintenance of all Dealer Branch and Dealer
     Representative information

H.   YEAR END

Responsibilities include Tax Reporting for Scudder Trust Accounts:

..    Creation, duplication, and corrections of IRS Forms 5498 and 1099 for
     Scudder Trust Company Accounts on TA2000. (Excludes RPS' FlexPlan TaxPak year end processing which is outsourced to another vendor for printing and mailing of IRS form 1099.)

..    All data for reporting via form and magnetic media is maintained on and generated from the DST/DTG platform.

I.   DST LIAISON TEAM (TA SYSTEMS)

Daily Support

..    Daily transmissions going to and from DST for pricing outside funds, and transactions in Scudder & outside funds.
..    Ad Hoc reporting requests
..    Exchange option changes to allow plan exchanges across fund classes - we frequently have to remove and re-implement this system block as exchanges are not allowed between classes, but some plans have special permission to do so.

Project Support

Responsible for the following updates and maintenance on the DST/DTG mainframe:

..    Coordination of certain new DST enhancement testing within all departments involved and the final rollout of enhancements. Depending upon the enhancement, this could be coordinated by the DB Transfer Agency Systems group. Coordination responsibility will be discussed and mutually agreed to for each enhancement.

..    Responsible for the purging and microfiching of all DST/DTG accounts.
     Retirement Plan Services follows the same purge criteria as the retail side.

J.   MSD (MANAGEMENT SERVICES DEPARTMENT)

..    Interface with DST regarding any enhancements training and maintenance needed to support the normal daily operation of the AWD application.

K.   EXCEPTION CONTROL PROCESSING (ECD)

..    Responsible for updating and building all Purchase Accumulation Buckets
     (PAF) for IRA rollovers or correction processing and B to A rolls. This involves all B and C share accounts. All PAF adjustments are processed on the DST/DTG mainframe.

L.   MICROFILM/RESEARCH

..    RPS requires access to microfilm/fiche readers so their employees can perform their own research. Microfilm/fiche will continue to be provided by DST at the transfer agent's expense.

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

                                   EXHIBIT B

                           FULL SERVICE FEE SCHEDULE

--------------------------------------------------------------------------------

                                                                          ANNUAL     ANNUAL
ACCOUNT BREAKDOWN - December 2002       KEMPER     SCUDDER      TOTAL      RATE       FEES
                                      ---------   ---------   ---------   ------   -----------
Open Accounts:
   Level 3                              707,721      54,802     762,523    $2.70   $ 2,058,812
   CPG                                   47,389           0      47,389    $9.45   $   447,826
   IRA's                                403,460     608,317   1,011,777    $9.80   $ 9,915,415
   Regular                              667,669     790,644   1,458,313    $9.50   $13,853,974
   Closed-End                            20,945           0      20,945    $8.75   $   183,269

Total Open Accounts                   1,847,184   1,453,763   3,300,947             26,459,295

Closed Accounts                       1,417,836     528,589   1,946,425    $0.50   $   973,213
Closed-End Closed Accounts                4,076           0       4,076    $2.50   $    10,190

Sub-Total Fees                                                                     $27,442,698
Wholesale Draft Presentment           1,987,123           0   1,987,123    $0.25   $   496,781

Total Fees                                                                         $27,939,478
Total Average Fees Per Open Account                                                $      8.46

--------------------------------------------------------------------------------

     On the Invoice given to the Fund Transfer Agent for each month during years 2 through 5 of this Agreement, DST will provide a credit against the Compensation payable to DST in the amount of one-twelfth of $.30 per billable open account on the TA2000 System during the applicable month.

     Fee Increases

     The fees and charges set forth in this Exhibit B shall increase annually upon each anniversary of this Agreement over the fees and charges during the prior 12 months in an amount not less than the annual percentage of change in the Consumer Price Index for all Urban Consumers ("CPI-U") in the Kansas City, Missouri-Kansas Standard Metropolitan Statistical Area, All Items, Base 1982-1984=100, as last reported by the U.S. Bureau of Labor Statistics for the 12 calendar months immediately preceding such anniversary. In the event that this Agreement was not signed as of the first day of the month, the fees and charges increase shall be effective as of the first day of the month immediately following the month during which the anniversary occurred.

     Open and Closed Accounts Fees

     The monthly fee for an open account shall be charged in the month during which an account is opened through the month in which such account is closed. The monthly fee for a closed account shall be charged in the month following the month during which such account is closed and shall cease to be charged in the month following the Purge Date, as hereinafter defined. The "Purge Date" for any year shall be any day after June 1st of that year, as selected by the Fund, provided that written notification is presented to DST at least forty-five (45) days prior to the Purge Date.

                                   EXHIBIT C

                             REIMBURSABLE EXPENSES

     (1)  General

          Forms
          Envelopes
          Checks
          Drafts
          Postage (to be paid in advance if so requested)
          Mailing Services
          Reports and Statements Specially Requested by the Fund Transfer Agent Computer Hardware and Software - specific to Fund Transfer Agent or installed at remote site at Fund's direction
          Telecommunications Equipment and Lines/Long Distance Charges
          Magnetic Tapes, Reels or Cartridges (if sent to the Fund Transfer
             Agent or to a third party at the Fund Transfer Agent's request) Magnetic Tape Handling Charges
          Microfiche/Microfilm/CD ROM
          Freight Charges
          Printing (including outside printing firms such as Output Technology,
             Inc. or DST Output, Inc.)
          Bank Wire and ACH Charges
          Proxy Processing - per proxy mailed not including postage
             Includes: Proxy Card
                       Printing
                       Outgoing Envelope
                       Return Envelope
                       Tabulation and Certification
          Tax Certification Mailings (e.g., W-8 & W-9)
                 (Postage associated with the return envelope is included) Axciom Charges
          N.S.C.C. Communications Charge See below.
             (Fund/Serv and Networking)
          Record Storage (hardcopy/microfiche/on-call)
          Travel, Per Diem and other Billables Incurred by DST personnel traveling to, at and from the Fund Transfer Agent at the request of the Fund

     (2)  NSCC fees and related out-of-pocket expenses

     Settling Bank Fees

          The Fund Transfer Agent may be charged fees by the Settling Bank at which the net settlement account resides for monthly maintenance of this account. These are negotiated directly between the Fund Transfer Agent and the Settling Bank.

     NSCC Participant Fees

          The NSCC charges $40 per month per management company for CPU access/shared line costs.

          A combined participant base fee of $200 per month is charged for the following services:

          Fund/SERV:

          The NSCC charges an activity charge of $.25 per inputted transaction. Transactions include purchases, redemptions and exchanges.

          Networking: The NSCC charges the following activity fee:

          .    $.02 per account for funds paying dividends on a monthly basis
          .    $.01 per account for funds paying dividends other than monthly

          Commission Settlement: The NSCC charges the following processing fee:

          . $.30 per hundred records, per month, for one to 500,000 records; there is a $50 per month minimum processing charge

          . $.20 per hundred records, per month, for 500,001 to 1,000,000 records

          . $.10 per hundred records, per month, for 1,000,001 records and above

          Note: Participant fees are cumulative when Fund/SERV, Networking and/or Commission Settlement are used in conjunction with each other.

                                   EXHIBIT D

                 FUND TRANSFER AGENT'S POLICIES AND PROCEDURES

     Policies and Procedures for Investment Checks

     Correction Policy for Net Asset Value Errors

     Statement of Fund Policy: Redemption Draft Signature Verification

     Anti-Money Laundering Policy

     Privacy Policy

     Transfer on Death Policy

     Checkwriting Draft Policy

     Third Party Check Policy

     Legal Manual

     As-of Transactions Correction Policy (To be Provided)

                                   EXHIBIT E

                              AUTHORIZED PERSONNEL

     Pursuant to the Agency Agreement between the Fund Transfer Agent and DST (the "Agreement"), the Fund Transfer Agent authorizes the following Fund Transfer Agent personnel to provide instructions to DST, and receive inquiries from DST in connection with the Agreement:


Barb Wizer
------------------------------------------   -----------------------------------

David Markley
------------------------------------------   -----------------------------------

Mike Gallagher
------------------------------------------   -----------------------------------

------------------------------------------   -----------------------------------

------------------------------------------   -----------------------------------

------------------------------------------   -----------------------------------

------------------------------------------   -----------------------------------

This Exhibit may be revised by the Fund Transfer Agent by providing DST with a substitute Exhibit E. Any such substitute Exhibit E shall become effective twenty-four (24) hours after DST's receipt of the document and shall be incorporated into the Agreement.

ACKNOWLEDGMENT OF RECEIPT:

DST SYSTEMS, INC.                            SCUDDER INVESTMENTS SERVICE COMPANY


By:                                          By:
   ---------------------------------------      --------------------------------

Title:                                       Title:
      ------------------------------------         -----------------------------

Date:                                        Date:
     -------------------------------------        ------------------------------

                                    EXHIBIT F

                DST Full Service - Service Level Recommendations

---------------------------------------------------------------------------
                              Overall Quality
---------------------------------------------------------------------------
                                                   Avg of
Distribution                 Avg of   Avg of TA   NQR Best
  Channel      Time Frame   NQR Avg    Actual     In Class   Recommendation
---------------------------------------------------------------------------
Load            Q1/2000 -    94.2%      98.3%       99.2%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    94.8%      98.2%       99.3%      NQR Average
                Q2/2002                                      Plus 175 basis
----------------------------------------------------------       spoints
S Class         Q1/2000 -    94.8%      97.1%       98.1%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    95.2%      98.0%       98.6%
                Q2/2002
----------------------------------------------------------
AARP Class      Q1/2000 -    94.8%      95.9%       98.1%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    95.2%      97.8%       98.6%
                Q2/2002
---------------------------------------------------------------------------

---------------------------------------------------------------------------
              Timeliness - Financial Items Processed Same-Day
---------------------------------------------------------------------------
                                                   Avg of
Distribution                 Avg of   Avg of TA   NQR Best
  Channel      Time Frame   NQR Avg    Actual     In Class   Recommendation
---------------------------------------------------------------------------

Load            Q1/2000 -    95.0%      93.7%      100.0%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    95.3%      95.2%      100.0%
                Q2/2002
----------------------------------------------------------
S Class         Q1/2000 -    92.8%      88.1%       98.8%          95%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    95.2%      95.3%       99.4%
                Q2/2002
----------------------------------------------------------
AARP Class      Q1/2000 -    92.8%      87.9%       98.8%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    95.2%      96.2%       99.4%
                Q2/2002
---------------------------------------------------------------------------

---------------------------------------------------------------------------
            Timeliness - Non-Financial Items Processed Same-Day
---------------------------------------------------------------------------
                                                   Avg of
Distribution                 Avg of   Avg of TA   NQR Best
  Channel      Time Frame   NQR Avg    Actual     In Class   Recommendation
---------------------------------------------------------------------------
Load            Q1/2000 -    70.9%      88.5%       96.9%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    71.3%      89.1%       99.2%
                Q2/2002                                            80%
----------------------------------------------------------
S Class         Q1/2000 -    67.9%      75.9%       92.7%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    71.7%      93.2%       96.6%
                Q2/2002
----------------------------------------------------------
AARP Class      Q1/2000 -    67.9%      75.2%       92.7%
                Q2/2002
----------------------------------------------------------
                Q2/2001 -    71.7%      94.5%       96.6%
                Q2/2002
---------------------------------------------------------------------------

                                   EXHIBIT G

C1Y - interface to SHAARK database               Manual compensation adjustments

CentreVu CMS" for retrieving 800 ACD call        All areas with an 800# should require this app
information by split, etc.                       for reporting purposes.

D1X - TA Jobs/Processes on Chicago               Jobs run by TA Systems on Chicago
Mainframe                                        Mainframe to support TA

Dataflex                                         Recon

DB Direct, DB Cash Reporter,                     Deutsche Bank custody wire processing
http://www.cib.db.com/gcm/services/

DB Webcinq http://web-auth-int.db.com/           Deutsche Bank custody wire processing
scripts/logon.exe?subdir=db&refer=
http://services.gcm.gtb.cib.intranet.db.com/ci
nq/default.asp

F1R - New Account Labels                         Mktg uses to mail new acc packets

http://chintweb08.intra.scudder.com/             NetFunds
netfunds/ExplorerFrameset.asp

http://chintweb09/infonet/                       InfoNet home page

http://chintweb09/infonet/int_legal/             Intermediary legal home page
LegalManual/LegalManual2.htm

http://chintweb09/infonet/legal/default.htm      Scudder and AARP legal home page

http://intra.scudder.com/                        Training Service Home Page
trainingserviceskc/Default.asp

http://intra.scudder.com/                        Training Services Associate Resources
trainingserviceskc/KcTrain/
NewAssociateResources.asp

http://intra.scudder.com/                        Training Services Ops Update
trainingserviceskc/KcTrain/Ops.asp

http://nyc.gd.ds.gto.cib.intranet.db.com/        DB Global phone book
perl/searchx.perl?

http://www.deam-                                 Boston Fund Accounting daily prices
us.scudder.com/t/fundaccounting/
index.jhtml

Infotel                                          measures call volumes in KC from a Chicago
                                                 server

L1G - Legal                                      legal manual pulled into trans process

M1G - Dup database                               sent to DB mainframe for downstream systems

MAX                                              TA general sales queries

QPMaxNT                                          Qualified Plan sales reporting system

Rightfax Outbound Client v6.0                    Outbound faxing done via Chicago fax server

Scudder Pricing                                  Price file from Fund Accounting in Boston
                                                 downloaded to fax server and sent out to Notes
                                                 distribution list

Security

Siebel Sales 2000                                CRM used by CPG Group

Siebel Sales 2000 Test                           CRM used by CPG Group

SRS Compass (same as Compass listed as a         Daily Trade reports and Archives
'No'?)

Sweeptech                                        Farm Credit

Mobius Document Direct v2.2                      GUI viewer for Mobius documents/1/

Mobius Application Suite v1.2 View Direct        GUI interface for searching DTG
                                                 statements/forms/1/

Intranet/Data Access                             .    Deutsche Bank will provide DST the ability to utilize
                                                      the Deutsche network as a transport to the Deutsche
                                                      Banks specific intranet sites currently accessed in
                                                      order to perform normal daily functions. Intranet
                                                      (network access will be limited to those Deutsche
                                                      technical security controls and network infrastructure
                                                      limitations existing prior to change of control)

                                                 .    Deutsche is providing network connectivity to the
                                                      Intranet "AS IS" and is not obligated to enhance or
                                                      modify its network infrastructure in any manner

                                                 .    DST employees must use network connectivity in a manner
                                                      consistent with those practices used prior to change of
                                                      control.

----------
/1/ DST and the Fund Transfer Agent agree to work together in good faith to make provisions for the payment of any fees required by Mobius for access to such applications.

                   Appendix I to the Remote Service Agreement

I. CLOSED END FUNDS

The Brazil Fund
Scudder Global High Income
The Korea Fund
Montgomery Street Income Securities
Scudder New Asia
Scudder Intermediate Gov't Trust
Scudder High Income Trust
Scudder Municipal Income Trust
Scudder Multi-Market Income Trust
Scudder Strategic Municipal Income Trust
Scudder Strategic Income Trust
Scudder RREEF Real Estate Fund

II.  FUNDS SPONSORED BY FUND TRANSFER AGENT OR FUND TRANSFER AGENT'S AFFILIATES
     A. DTG List - Funds

                                                                     Fund
          Mgmt                                                       Short       Share
 Fund #    Co                    Fund Long Name                      Name        Class         CUSIP              QUOTRON
------------------------------------------------------------------------------------------------------------------------------
    1      SS    SCUDDER TECHNOLOGY FUND-A                            TECA         A         81123F108             KTCAX
    2      SS    SCUDDER TOTAL RETURN FUND-A                          KTRA         A         81123H104             KTRAX
    3      SS    SCUDDER GROWTH FUND-A                                KGFA         A         81115H104             KGRAX
    4      SS    SCUDDER DYNAMIC GROWTH FUND-A                        KSCA         A         811197102             KSCAX
    5      SS    KEMPER INCOME & CAPITAL PRESERVATION-A               ICPA         A         488412107             KICAX
    6      SS    SCUDDER MONEY MARKET FUND                            SMMF        N/A        81118M100             KMMXX
    7      SS    KEMPER MUNICIPAL BOND FUND-A                         KMBA         A         488419201             KMBAX
    8      SS    SCUDDER HIGH INCOME FUND-A                           SHIA         A         81115L105             KHYAX
    9      SS    SCUDDER CA TAX-FREE INCOME FUND-A                    CATA         A         811204106             KCTAX
   10      SS    SCUDDER STRATEGIC INCOME FUND-A                      SIFA         A         81123J100             KSTAX
   11      SS    SCUDDER GOVT. MONEY FUND                             SGMF        N/A        81118M209             KEGXX
   12      IP    KIP-GROWTH INITIAL PORTFOLIO                         GR-I        N/A        487902108             KPGWX
   13      IP    KIP-HIGH YIELD INITIAL PORTFOLIO                     HY-I        N/A        487902207             KPHYX
   14      IP    KIP-MONEY MARKET INITIAL PORTFOLIO                   MM0I        N/A        487902306              N/A
   15      SS    SCUDDER INSURED MONEY ACCT PROGRAM                   SIMA        N/A           N/A                 N/A
   16      SS    KEMPER QUANTITATIVE EQUITY FUND - A                  KQEA         A         48842E100             KQEAX
   17      SS    CEF - MONEY MARKET PORTFOLIO                         CEFM        N/A        147543102              N/A
   18      SS    SCUDDER US GOVERNMENT SECURITIES FUND-A              KGSA         A         81123L105             KUSAX
   19      SS    KEMPER INTERNATIONAL FUND-A                          KIFA         A        4884151000             KITAX
   20      SS    INVESTORS MONEYACCOUNT B                             IMAB        N/A           N/A                 N/A
   21      SS    INVESTORS MICHIGAN MUNICIPAL CASH FUND               IMIC        N/A        461916504             IMIXX
   22      SS    SCUDDER NEW EUROPE FUND - A                          KNEA         A         81118E108             KNEAX
   23      SS    CEF-GOVERNMENT SECURITIES PORTFOLIO                  CEFG        N/A        147543201              N/A
   24      SS    TAX EXEMPT NEW YORK MONEY MARKET FUND                TXNY        N/A        461916108              N/A

                                                 Status                          Closed For/     Change      Merge
 Fund #          TIN              Category        Code          Live Date           Date          Date       Date
-------------------------------------------------------------------------------------------------------------------
    1          36-6051878         Scudder           1            09071948
    2          36-6103490         Scudder           1            03021964
    3          36-6139662         Scudder           1            04041966
    4          36-2668415         Scudder           1            02201969                       10152001
    5          36-2797860         Kemper            2            04151974           To 463                 06222001
    6          36-2809723          MMKT             1            11251974                       04062002
    7          36-2896696         Kemper            2            04201976           to 466                 06082001
    8          36-2955386         Scudder           1            01261978                       10072002
    9          36-3221104         Scudder           1            02171983
   10          36-2921989         Scudder           1            06231977
   11          36-3150806          MMKT             1            11301981                       04062002
   12          36-3534358         Kemper            2              020684          05271994
   13          36-3553193         Kemper            2              020684          05271994
   14          36-3534356         Kemper            2              020684          05271994
   15          43-0995254           IMA             1            01011900                       01022001
   16          36-4038832         Kemper            2            02151996           To 31                  02051999
   17          36-3414264           CPG             1            01011900
   18          36-3060398         Scudder           1            10011979
   19          36-3124258         Kemper            2            05211981           To 468                 06152001
   20          43-0995254           IMA             2            01011900          11032000
   21          36-4215544           CPG             1            03151998
   22          13-3557060         Scudder           1            05011996
   23          36-3414269           CPG             1            01011900
   24          36-3709933           CPG             1            01011900

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

   25      SS    TAX-EXEMPT CALIFORNIA MONEYMARKET FUND               TXCA        N/A        876934100              N/A
   26      SS    SCUDDER NY TAX-FREE INCOME FUND-A                    NYTA         A         811204403             KNTAX
   27      SS    SCUDDER FL TAX-FREE INCOME FUND-A                    FLTA         A         811204205             KFLAX
   28      SS    KSTIS KEMPER OH TAX-FREE INCOME FUND-A               OHTA         A         488424508             KOHAX
   29      SS    SCUDDER TAX-EXEMPT MONEY FUND                        STMF        N/A        81118M308             KXMXX
   30      SS    KEMPER SHORT-TERM US GOVERNMENT FUND-A               STGA         A         48842K106             KSGAX
   31      SS    SCUDDER BLUE CHIP FUND-A                             BCFA         A         81111P100             KBCAX
   32      SS    KEMPER GOLD FUND                                     GOLD        N/A      Not available           KGDFX
   33      SS    KEMPER GLOBAL INCOME FUND-A                          GIFA         A         48841D103             KGIAX
   34      IP    KIP-DIVERSIFIED INCOME INITIAL PORTFOLIO             DIVI        N/A        487902405             KPDIX
   35      IP    KIP-TOTAL RETURN INITIAL PORTFOLIO                   TR-I        N/A        487902603             KPTRX
   36      IP    KIP-SHORT-INTERMEDIATE GOVT INITIAL                  STGI        N/A        487902702             KPSIX
   37      IP    KP-SHORT-TERM GLOBAL INCOME INITIAL                  STGI        N/A        487902801             KPSGX
   38      IP    KIP-SMALL CAP EQUITY INITIAL PORTFOLIO               SCEI        N/A        487902793             KPSCX
   39      SS    INVESTORS FLORIDA MUNICIPAL CASH FUND                IFMC        N/A        461916207              N/A
   40      SS    INVESTORS NEW JERSEY MUNICIPAL CASH FD               INJM        N/A        461916306              N/A
   41      IP    KIP-GOVERNMENT INITIAL PORTFOLIO                     GVTI        N/A        487902504              N/A
   42      SS    INVESTORS PENNSYLVANIA MUNI CASH FD                  IPMC        N/A        461916405              N/A
   43      SS    ICT - TREASURY PORTFOLIO                             ICTP        N/A        461473209              N/A
   44      SS    ICT - GOVERNMENT SECURITIES PORTFOLIO                ICTG        N/A        461473100              N/A
   45      SS    CEF-TAX-EXEMPT PORTFOLIO                             CEFT        N/A        876922105              N/A
   46      SS    CAT-MONEY MARKET PORTFOLIO                           CATM        N/A        147539100              N/A
   47      SS    CAT-GOVERNMENT SECURITIES PORTFOLIO                  CATG        N/A        147539209              N/A
   48      SS    CAT-TAX-EXEMPT PORTFOLIO                             CATX        N/A        147539308              N/A
   49      SS    PREMIER MONEY MARKET SHARES                          CTPM        N/A           N/A                 N/A
   50      SS    SCUDDER TARGET 2010 FUND                             TGF1        N/A        81123E101             KRFAX
   51      SS    KEMPER ENVIRONMENTAL SERVICES FUND                   KESF        N/A        48840N102             KESFX
   52      SS    SCUDDER TARGET 2011 FUND                             TGF2        N/A        81123E200             KRFBX
   53      SS    SCUDDER TARGET 2012 FUND                             TGF3        N/A        81123E309             KRFCX
   54      SS    SCUDDER RETIREMENT FUND - SERIES IV                  KRF4        N/A        81123E408             KRFDX

   25          36-3508336           CPG             1            01011900
   26          36-6414265         Scudder           1            12311985
   27          36-3752998         Scudder           1            04251991
   28          36-3876487         Kemper            2            03221993           To 466                 06082001
   29          36-3528558          MMKT             1            09101987                       04062002
   30          36-3528556         Kemper            2            09011987           To 422                 06222001
   31          36-3542349         Scudder           1            11231987
   32          36-3554929         Kemper            2            03011988          07311991
   33          36-3657086         Kemper            2            10011989           To 461                 06152001
   34          36-3534359         Kemper            2            10261984          05271994
   35          36-3534349         Kemper            2            11151986          05271994
   36          36-3615079         Kemper            2            02011998          05271994
   37          36-3747056         Kemper            2            02011991          08261994
   38          36-3847905         Kemper            2            10011992          05271994
   39          36-4151011           CPG             1            05151997
   40          36-4151008           CPG             1            05151997
   41          36-3534354         Kemper            2            10261984          05271994
   42          36-4151010           CPG             1            05151997
   43          36-3790101           CPG             1            01011900
   44          36-3708479           CPG             1            01011900
   45          36-3177546           CPG             1            01011900
   46          37-1259201           CPG             1            01011900
   47          37-1259202           CPG             1            01011900
   48          37-1259204           CPG             1            01011900
   49          37-1259201       CPG-retail          1            01151999          11041999
   50          36-3682465       Retirement          3            02051990         Purchases
   51          36-3697522         Kemper            2            05251990          08261994
   52          36-3720753       Retirement          3            09101990         Purchases     02282002
   53          36-3809455       Retirement          1            03101992          reopened     02192002
   54          36-3865611       Retirement          3            01151993         Purchases

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

   55      SS    SCUDDER RETIREMENT FUND - SERIES V                   KRF5        N/A        81123E507             KRFEX
   56      SS    SCUDDER RETIREMENT FUND - SERIES VI                  KRF6        N/A        81123E705             KRFFX
   57      SS    SCUDDER RETIREMENT FUND - SERIES VII                 KRF7        N/A        81123E804             KRFGX
   58      SS    SCUDDER YIELDWISE GOVT. MONEY FUND                   SYGF        N/A        81124A207             SYGXX
   60      SS    KEMPER HORIZON 20+ PORTFOLIO-A                       H20A         A         48841J100             KHOAX
   61      SS    KEMPER HORIZON 10+ PORTFOLIO-A                       H10A         A         48841J209             KHRAX
   62      SS    KEMPER HORIZON 5 PORTFOLIO-A                         H05A         A         48841J308             KHZAX
   63      SS    KSTIS KEMPER TX TAX-FREE INCOME FUND-A               TXTA         A         488424409             KTXAX
   64      SS    INVESTORS MONEY ACCOUNT - 3                          IMA3        N/A           N/A                 N/A
   65      SS    KEMPER SHORT-TERM GLOBAL INCOME FUND                 KSTG        N/A        48842H103             KSGIX
   66      SS    BANKERS GIC TRUST                                     GIC        N/A        GIC TRUST              N/A
   67      SS    SCUDDER YIELDWISE MUNI MONEY FUND                    SYUF        N/A        81124A306             SYUXX
   68      SS    KSTIS KEMPER MI TAX-FREE INCOME FUND-A               MITA         A         488424813             KMIAX
   69      SS    KSTIS KEMPER NJ TAX-FREE INCOME FUND-A               NJTA         A         488424771             KNJAX
   70      SS    KSTIS KEMPER PA TAX-FREE INCOME FUND-A               PATA         A         488424748             KPNAX
   71      SS    KEMPER U S MORTGAGE FUND-A                           USMA         A         487902843             KUMAX
   72      SS    KEMPER ASIAN GROWTH FUND - A                         KAGA         A         487912107             KANAX
   73      SS    SCUDDER AGGRESSIVE GROWTH FUND - A                   AGGA         A         81111M107             KGGAX
   74      SS    SCUDDER CASH RESERVES FUND-A                          CRA         A         811195403              N/A
   75      SS    KEMPER HIGH YIELD OPPORTUNITY FUND - A               HYOA         A         488411505             KYOAX
   76      SS    KEMPER SHORT-INTERMEDIATE GOVT FUND-A                SIGA         A         487902827             KSIAX
   77      SS    KEMPER INTERMEDIATE MUNCIPAL BOND-A                  KIMA         A         488419607             KIMAX
   78      SS    KEMPER SMALL CAP RELATIVE VALUE FUND-A               SRVA         A         487918104             KSRAX
   79      SS    KEMPER VALUE FUND-A                                  VALA         A         920390200             KVLAX
   80      SS    SCUDDER YIELDWISE MONEY FUND                         SYMF        N/A        81124A108             SYWXX
   81      SS    SCUDDER WORLDWIDE 2004 FUND                          KW04        N/A        81123E606             KWIVX
   82      SS    KEMPER CLASSIC GROWTH FUND - A                       CGRA         A         460965205             KCGAX
   83      SS    SCUDDER GLOBAL DISCOVERY FUND - A                    CGSA         A         378947600             KGDAX
   84      SS    SCUDDER-DREMAN FINANCIAL SERVICES FND-A              DFSA         A         81114P107             KDFAX
   85      SS    SCUDDER FOCUS VALUE PLUS GROWTH FUND-A               KVGA         A         81114W102             KVGAX

   55          36-3920547       Retirement          3            11151993         Purchases
   56          36-4017911       Retirement          3            05011995         Purchases
   57          36-4151007       Retirement          3            05011997         Purchases
   58          36-4257920          MMKT             1            11181998                       04062002
   60          36-4066435         Kemper            2            12291995           To 02                  06082001
   61          36-4066436         Kemper            2            12291995           To 02                  06082001
   62          36-4066437         Kemper            2            12291995           To 02                  06082001
   63          36-3791602         Kemper            2            11011991          11241998
   64          43-0995254           IMA             2            01011900          11032000
   65          36-3735289         Kemper            2            10291990          08261994
   66          13-6043638           GIC             3            03171995
   67          36-4257919          MMKT             1            11181998                       04062002
   68          36-4007888         Kemper            2            03151995          11241998
   69          36-4007890         Kemper            2            03151995          11241998
   70          36-4007892         Kemper            2            03151995          11241998
   71          36-3534354         Kemper            2            01101992           To 18                  05252001
   72          36-4104796         Kemper            2            10211996           To 473                 05252001
   73          36-4118750         Scudder           1            12311996
   74          36-3534356         Scudder           1            01101992                       02012001
   75          36-4176583         Kemper            2            10011997           To 463                 06222001
   76          36-3615079         Kemper            2            01101992           To 30                  02051999
   77          36-3974836         Kemper            2            11011994           To 445                 06082001
   78          36-4223627         Kemper            2            05061998          05262000
   79          04-3174738         Kemper            2            04161998           To 449                 06222001
   80          36-4151005          MMKT             1            04171997                       04062002
   81          36-4151005       Retirement          3            05031994
   82          04-3323039         Kemper            2            04161998           To 498                 06222001
   83          13-3628802         Scudder           1            04161998
   84          36-4210631         Scudder           1            03091998
   85          36-4043718         Scudder           1            10161995

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

   86      SS    SCUDDER CONTRARIAN FUND - A                          CNTA         A         81123U105             KDCAX
   87      SS    SCUDDER-DREMAN HIGH RETURN EQ FUND-A                 DHRA         A         81123U204             KDHAX
   88      SS    SCUDDER-DREMAN SMALL CAP VALUE FUND - A              SCVA         A         81123U303             KDSAX
   89      SS    KEMPER-DREMAN FIXED INCOME FUND                      DFIF         A         48840B884         Not available
   90      FF    FARMERS MONEY MARKET PORTFOLIO                       CTFM        N/A           N/A                 N/A
   91      SS    KEMPER US GROWTH AND INCOME FUND - A                 GRIA         A         487915100             KUGAX
   92      SS    KEMPER GLOBAL BLUE CHIP FUND - A                     GBCA         A         487916108             KGLAX
   93      SS    KEMPER INTERNATIONAL GR AND INC FUND-A               IGIA         A         487916207             KIGAX
   94      SS    KEMPER EMERGING MARKET INCOME FUND - A               EMIA         A         487916306             KEIAX
   95      SS    KEMPER EMERGING MARKET GROWTH FUND - A               EMGA         A         487916405             KEGAX
   96      SS    KEMPER LATIN AMERICA FUND - A                        LAMA         A         487916504             KLAAX
   97      SS    PREMIUM RESERVE MM SHARES                            RMMS        N/A        147539407             CXPXX
  100      VA    SVS II INVESTMENT GRADE BOND-B                       GRBB         B         81223X331              N/A
  101      VA    SVS II MFS STRATEGIC VALUE B                         MSVB         B         81123X349              N/A
  102      VA    SVS II MFS STRATEGIC VALUE A                         MSVA         A         81123X356              N/A
  103      VA    SVS II DAVIS VENTURE VALUE-B                         DVVB         B         81123X380              N/A
  104      VA    SVS II OAK STRAT EQUITY-B                            OSEB         B         81123X398              N/A
  105      VA    SVS II TURNER MIDCAP GRO-B                           TMGB         B         81123X414              N/A
  106      VA    SVS II INDEX-B                                       I50B         B         81123X422              N/A
  107      VA    SVS GOVERNMENT SECURITIES                            GOVT        N/A        81123X406              N/A
  108      VA    SVS SMALL CAP GROWTH                                 CPGR        N/A        81123X745              N/A
  109      VA    SVS INVESTMENT GRADE BOND                            GRBD        N/A        81123X505              N/A
  110      VA    SVS DREMAN FINANCIAL SERVICES                        DRFS        N/A        81123X307              N/A
  111      VA    SVS GLOBAL BLUE CHIP                                 SGBC        N/A        81123X828              N/A
  112      IP    KIP-GROWTH PREMIER PORTFOLIO                         GR-P        N/A        487902884             KZGWX
  113      IP    KIP-HIGH YIELD PREMIER PORTFOLIO                     HY-P        N/A        487902876             KZHYX
  114      IP    KIP-MONEY MARKET PREMIER PORTFOLIO                   MM-P        N/A        487902868              N/A
  115      SS    KEMPER HIGH YIELD FUND II - A                        HY2A         A         48841X109             KHIAX
  116      VA    SVS II JANUS GROWTH OPP-B                            JGOB         B         81123X430         Not available
  117      SS    SCUDDER INTERNATIONAL RESEARCH FUND -A               KIRA         A         81116K403             KIRAX

   86          22-2958460         Scudder           1            03181988
   87          22-2958719         Scudder           1            03181988
   88          22-3172951         Scudder           1            05221992                       01182002
   89          22-2958724         Kemper            2            09111995          10161995
   90          37-1259201         Farmers           2            01151999           To 97                  04062001
   91          36-4206228         Kemper            2            01301998           To 464                 06082001
   92          36-4198871         Kemper            2            12311997           To 407                 06152001
   93          36-4198870         Kemper            2            12311997          05262000
   94          36-4198868         Kemper            2            12311997          05262000
   95          36-4198866         Kemper            2            01091998          02232001
   96          36-4198865         Kemper            2            12311997          01038011
   97          37-1259201       CPG-retail          1            04011999
  100          36-4066431         Scudder           1            07012002
  101          02-0579625         Scudder           1            07012002
  102          02-0579625         Scudder           1            05012002
  103          04-3559077         Scudder           1            07012002
  104          04-3559076         Scudder           1            07012002
  105          04-3559075         Scudder           1            07012002
  106          44-6576938         Scudder           1            07012002
  107          36-3521321         Scudder           1            05012001
  108          36-3950292         Scudder           1            05012001
  109          36-4066431         Scudder           1            05012001
  110          36-4222258         Scudder           1            05012001
  111          36-4222260         Scudder           1            05012001
  112          36-3534358         Kemper            2            01101992          05271994
  113          36-3553193         Kemper            2            01101992          05271994
  114          36-3534356         Kemper            2            01101992          05271994
  115          36-4257921         Kemper            2            12011998           To 08                  05252001
  116        Not available        Scudder           1            07012002
  117          36-3683817         Kemper            2            12141998          05172002     04102000

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  118      VA    SVS AGGRESSIVE GROWTH                                AGGR        N/A        81123X695              N/A
  119      VA    SVS TECHNOLOGY GROWTH                                TECH        N/A        81123X752              N/A
  120      SS    SCUDDER RESEARCH FUND-A                              RSHA         A         811166404             SRHAX
  121      SS    SCUDDER FOCUS GROWTH FUND-A                          FGRA         A         811166107             SDDAX
  122      SS    KEMPER NEW EUROPE FUND - M                           KNEM         M         48841Y404             KNEUX
  123      SS    KEMPER SMALL CAP VALUE + GROWTH FUND-A               SVGA         A         811166875             KSBAX
  124      SS    SCUDDER FLOATING RATE FUND - A                       KFRA         A         81114M104              N/A
  126      VA    SVS GROWTH AND INCOME                                SGIN        N/A        81123X802         Not available
  127      VA    SVS FOCUSED LARGE CAP GROWTH                         FLGC        N/A        81123X877         Not available
  128      VA    SVS STRATEGIC INCOME                                 SVSI        N/A        81123X794         Not available
  129      VA    SVS DREMAN HIGH RETURN                               SDHR        N/A        81123X208         Not available
  130      VA    SVS GROWTH OPPORTUNITIES                             SGRO        N/A        81123X885         Not available
  131      VA    SVS HIGH YIELD                                       SVHY        N/A        81123X604         Not available
  132      VA    SVS GROWTH                                           SGRT        N/A        81123X786         Not available
  133      VA    SVS MONEY MARKET                                     SVMM        N/A        81123X109              N/A
  134      IP    KIP-DIVERSIFIED INCOME PREMIER PORTFOLIO             DIVP        N/A        487902850             KZDIX
  135      IP    KIP-TOTAL RETURN PREMIER PORTFOLIO                   TR-P        N/A        487902835             KZTRX
  136      IP    KIP-SHORT-INTERMEDIATE GOVT PREMIER                  SIGP        N/A        487902827             KZSIX
  137      IP    KIP-SHORT-TERM GLOBAL INCOME PREMIER                 STGP        N/A        487902819             KZSGX
  138      IP    KIP-SMALL CAP EQUITY PREMIER PORTFOLIO               SCEP        N/A        487902785             KPSCX
  141      IP    KIP-GOVERNMENT PREMIER PORTFOLIO                     GVTP        N/A        487902843             KZGPX
  142      VA    SVS VALUE FUND                                       SVAL        N/A        81123X836         Not available
  143      VA    SVS SMALL CAP VALUE                                  SCAP        N/A        81123X778         Not available
  144      SS    SCUDDER GOV'T CASH INST SHARES                       SGIS        N/A        461473308         Not available
  145      VA    SVS II JANUS GRO AND INC-B                           JGIB         B         81123X448         Not available
  146      SS    INSTITUTIONAL MONEY MARKET SHARES                    CTIM        N/A        147539605         Not available
  147      VA    SVS II EAGLE FOCUSED LC GR-B                         EFGB         B         81123X455         Not available
  148      SS    SCUDDER TAX-EXEMPT CASH INST SHARES                  STIS        N/A        147539886         Not available
  149      VA    SVS II FOCUS VALUE + GROWTH-B                        FOCB         B         81123X463         Not available
  150      VA    SVS II DREMAN HIGH YIELD RETURN-B                    SDHB         B         81123X471         Not available

  118          36-4290507         Scudder           1            05012001
  119          36-4290509         Scudder           1            05012001
  120          36-4265534         Kemper            2            12311998          05172002     01022001
  121          36-4265535         Kemper            2            12311998          05172002     01022001
  122          13-3557060         Kemper            2            09031999                                  09012000
  123          36-4265537         Kemper            2            12311998         2/23/2001
  124          36-4294581         Scudder           3            11011999         Purchases     09302002
  126          04-3488243         Scudder           1            05012001
  127          04-3488245         Scudder           1            05012001
  128          36-4151014         Scudder           1            05012001
  129          36-4222257         Scudder           1            05012001
  130          04-3488242         Scudder           1            05012001
  131          36-3521315         Scudder           1            05012001
  132          36-3521317         Scudder           1            05012001
  133          36-3521316         Scudder           1            05012001
  134          36-3534359         Kemper            2            01101992          05271994
  135          36-3534349         Kemper            2            01101992          05271994
  136          36-3615079         Kemper            2            01101992          05271994
  137          36-3747056         Kemper            2            01101992          08261994
  138          36-3847905         Kemper            2            01101992          05271994
  141          36-3534354         Kemper            2            01101992          05271994
  142          36-4066432         Scudder           1            05012001
  143          36-4066433         Scudder           1            05012001
  144          36-3708479           CPG             1            11101999
  145     Not available yet       Scudder           1            07012002
  146          37-1259201       CPG-retail          1            04011999
  147     Not available yet       Scudder           1            07012002
  148          37-1259204           CPG             1            11101999
  149          36-4066434         Scudder           1            07012002
  150          36-4222257         Scudder           1            07012002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  151      SS    SCUDDER 21ST CENTURY GROWTH FUND - A                 S21A         A         811196807             SCNAX
  152      SS    SCUDDER HIGH YIELD TAX FREE - A                      SHTA         A         811170307             NOTAX
  153      SS    THE JAPAN FUND - A                                   JAPA         A         471070201             KJFAX
  154      VA    SVS TOTAL RETURN FUND                                TTLR        N/A        81123X489         Not available
  155      SS    S&P 500 STOCK FUND-A                                 SSPA         A         811166701             KSAAX
  156      VA    SVS II DREMAN FINANCIAL SERVICES-B                   DRFB         B         81123X489         Not available
  157      VA    SVS II INVESCO DYNAMIC GRO-B                         IDGB         B         81123X497         Not available
  158      VA    SVS II TOTAL RETURN FUND-B                           TTLB         B         81123X513         Not available
  159      VA    SVS II TECHNOLOGY GROWTH-B                           TECB         B         81123X521         Not available
  160      VA    SVS II DREMAN SM CAP VALUE-B                         DSVB         B         81123X539         Not available
  161      SW    SWC ENTREPRENEURS FUND - CLASS A                     SWEA         A         811239102         Not available
  163      VA    SVS II SMALL CAP GROWTH-B                            CPGB         B         81123X547         Not available
  164      VA    SVS II MONEY MARKET-B                                SVMB         B         81123X554         Not available
  165      VA    SVS II INTERNTL SEL EQ - B                           ISEB         B         81123X562         Not available
  166      VA    SVS II HIGH YIELD -B                                 SVHY         B         81123X570         Not available
  167      VA    SVS II GROWTH FUND-B                                 SGRB         B         81123X588         Not available
  168      VA    SVS II GOVERNMENT SECURITIES-B                       GOVB         B         81123X596         Not available
  169      VA    SVS II GLOBAL BLUE CHIP FUND-B                       SGBB         B         81123X612         Not available
  170      VA    SVS II CONTRARIAN VALUE FUND-B                       SVAB         B         81123X620         Not available
  172      VA    SVS II BLUE CHIP FUND-B                              BLUB         B         81123X638         Not available
  173      IP    KIP-CDSC PAF DAILY ACCURAL TEST FD                   TST1        N/A           N/A                 N/A
  174      SS    SCUDDER LATIN AMERICA FUND-M                         LAFM         M         811165638         Not available
  175      VA    SVS BLUE CHIP FUND                                   BLUE        N/A        81123X869         Not available
  176      VA    SVS NEW EUROPE                                       EURO        N/A        81123X810         Not available
  177      VA    SVS INDEX 500                                        I500        N/A        81123X851         Not available
  178      VA    SVS FOCUS VALUE + GROWTH PORTFOLIO                   FOCP        N/A        81123X760         Not available
  179      VA    SVS INTERNATIONAL RESEARCH PORTFOLIO                 RESE         A         81123X844         Not available
  180      VA    SVL GROWTH  & INCOME - A                             INCA         A         81123R859         Not available
  181      VA    SVL GROWTH & INCOME - B                              INCB         B         81123R711         Not available
  182      VA    SVL CAPITAL GROWTH - A                               CPGA         A         81123R300         Not available

  151          04-3323038         Scudder           1            05012000
  152          04-6569215         Scudder           1            05012000
  153          13-1963426         Scudder           3            05012000         Purchases
  154          36-3521318         Scudder           1            05012001
  155          04-3808389         Scudder           1            04032000                       01022001
  156          36-4222258         Scudder           1            07012002
  157          04-3559072         Scudder           1            07012002
  158          36-3521318         Scudder           1            07012002
  159     Not available yet       Scudder           1            07012002
  160          36-4066433         Scudder           1            07012002
  161          91-2096365     Scudder Weisel        2            01232001
  163          36-3950292         Scudder           1            07012002
  164          36-3521316         Scudder           1            07012002
  165           44-656938         Scudder           1            07012002
  166          36-3521315         Scudder           1            07012002
  167          36-3521317         Scudder           1            07012002
  168          36-3521321         Scudder           1            07012002
  169          36-4222260         Scudder           1            07012002
  170          36-4066432         Scudder           1            07012002
  172          36-4151012         Scudder           1            07012002
  173             n/a              test             1            00000000
  174          13-7005470         Scudder           1            12142001
  175          36-4151012         Scudder           1            05012001
  176          36-4222259         Scudder           2            05012001         11012002
  177          36-4312678         Scudder           1            05012001
  178          36-4066434         Scudder           1            05012001
  179          04-6576931         Scudder           1            05012001
  180          04-3236900         Scudder           1            05012001
  181          04-3236900         Scudder           1            05012001
  182          04-6576937         Scudder           1            05012001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  183      VA    SVL CAPITAL GROWTH  - B                              CPGB         B         81123R821         Not available
  184      VA    SVL INTERNATIONAL  - A                               INTL         A         81123R508         Not available
  185      VA    SVL INTERNATIONAL  - B                               INTB         B         81123R797         Not available
  186      VA    SVL 21ST CENTURY - A                                 S21A         A         81123R748         Not available
  187      VA    SVL 21st CENTURY - B                                 S21B         B         81123R730         Not available
  188      VA    SVL GLOBAL DISCOVERY FUND - A                        SGLA         A         81123R847         Not available
  189      VA    SVL GLOBAL DISCOVERY FUND - B                        SGLB         B         81123R789         Not available
  190      VA    SVS I HEALTH SCIENCES PORTFOLIO                      HLSC        N/A        81123R722         Not available
  191      VA    SVS II AGGRESSIVE GROWTH-B                           AGGB         B         81123X646         Not available
  192      VA    SVL BOND FUND                                        SBND        N/A        81123R201         Not available
  193      VA    SVL MONEY MARKET                                     SMKT        N/A        81123R102              N/A
  194      VA    SVL BALANCED                                         SBAL        N/A        81123R409         Not available
  195      VA    SVS II INVESCO DYNAMIC GRO-A                         IDGA         A         81123X687         Not available
  196      VA    SVS II TURNER MIDCAP GRO-A                           TMGA         A         81123X679         Not available
  197      VA    SVS II OAK STRAT EQUITY-A                            OSEA         A         81123X661         Not available
  198      VA    SVS II DAVIS VENTURE VALUE-A                         DVVA         A         81123X653         Not available
  199      VA    SVS II HEALTH SCIENCES PORTFOLIO-B                   HLSB         B         81123R714         Not available
  201      SS    SCUDDER TECHNOLOGY FUND-B                            TECB         B         81123F207             KTCBX
  202      SS    SCUDDER TOTAL RETURN FUND-B                          KTRB         B         81123H203             KTRBX
  203      SS    SCUDDER GROWTH FUND-B                                KGFB         B         81115H203             KGRBX
  204      SS    SCUDDER DYNAMIC GROWTH FUND-B                        KSCB         B         81114R202             KSCBX
  205      SS    KEMPER INCOME & CAPITAL PRESERVATION-B               ICPB         B         488412206             KICBX
  207      SS    KEMPER MUNICIPAL BOND FUND-B                         KMBB         B         488419300             KMBBX
  208      SS    SCUDDER HIGH INCOME FUND-B                           SHIB         B         81115L204             KHYBX
  209      SS    SCUDDER CA TAX-FREE INCOME FUND-B                    CATB         B         811204502             KCTBX
  210      SS    SCUDDER STRATEGIC INCOME FUND-B                      SIFB         B         81123J209             KSTBX
  212      SS    SCUDDER VIT EQUITY 500 INDEX FUND-A                  VE5A         A         251512208
  213      SS    SCUDDER VIT SMALL CAP INDEX FUND-A                   VSCA         A         251512307
  214      SS    SCUDDER VIT EAFE EQUITY INDEX FUND-A                 VEAA         A         251512109
  215      SS    KEMPER HIGH YIELD FUND II - B                        HY2B         B         48841X208             KHIBX

  183          04-6576937         Scudder           1            05012001
  184          04-6576931         Scudder           1            05012001
  185          04-6576931         Scudder           1            05012001
  186          04-2819688         Scudder           1            05012001
  187          04-2819688         Scudder           1            05012001
  188          04-3304361         Scudder           1            05012001
  189          04-3304361         Scudder           1            05012001
  190          04-3559071         Scudder           1            06042001
  191          36-4290507         Scudder           1            07012002
  192          04-6576935         Scudder           1            05012001
  193          04-6576934         Scudder           1            05012001
  194          04-6576938         Scudder           1            05012001
  195          04-3559072         Scudder           1            07022001
  196          04-3559075         Scudder           1            07022001
  197          04-3559076         Scudder           1            07022001
  198          04-3559077         Scudder           1            07022001
  199          04-3559071         Scudder           1            07012002
  201          36-6051878         Scudder           1            05311994
  202          36-6103490         Scudder           1            05311994
  203          36-6139662         Scudder           1            05311994
  204          36-2668415         Scudder           1            05311994                       10152001
  205          36-2797860         Kemper            2            05311994           To 663                 06222001
  207          36-2896696         Kemper            2            05311994           To 666                 06082001
  208          36-2955386         Scudder           1            05311994                       10072002
  209          36-3221104         Scudder           1            05311994
  210          36-2921989         Scudder           1            05311994
  212          04-3334947                                            ?
  213          04-3334950
  214          04-3334951
  215          36-4257921         Kemper            2            12011998           To 208                 05252001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  216      SS    KEMPER QUANTITATIVE EQUITY FUND - B                  KQEB         B         4.88E+213             KQEBX
  217      SS    SCUDDER INTERNATIONAL RESEARCH FUND -B               KIRB         B         81116K502             KIRBX
  218      SS    SCUDDER US GOVERNMENT SECURITIES FUND-B              KGSB         B         81123L204             KUSBX
  219      SS    KEMPER INTERNATIONAL FUND-B                          KIFB         B         488415209             KITBX
  220      SS    SCUDDER RESEARCH FUND-B                              RSHB         B         811166503             SRHBX
  221      SS    SCUDDER FOCUS GROWTH FUND-B                          FGRB         B         811166206             SDDBX
  222      SS    SCUDDER NEW EUROPE FUND - B                          KNEB         B         81118E207             KNEBX
  223      SS    KEMPER SMALL CAP VALUE + GROWTH FUND-B               SVGB         B         811166867             KSBBX
  224      SS    SCUDDER FLOATING RATE FUND - B                       KFRF         B         81114M203              N/A
  226      SS    SCUDDER NY TAX-FREE INCOME FUND-B                    NYTB         B         811204858             KNTBX
  227      SS    SCUDDER FL TAX-FREE INCOME FUND-B                    FLTB         B         811204809             KFLBX
  228      SS    KSTIS KEMPER OH TAX-FREE INCOME FUND-B               OHTB         B         488424839             KOHBX
  230      SS    KEMPER SHORT-TERM US GOVERNMENT FUND-B               STGB         B         48842K205             KSGBX
  231      SS    SCUDDER BLUE CHIP FUND-B                             KBCB         B         81111P209             KBCBX
  233      SS    KEMPER GLOBAL INCOME FUND-B                          KGIB         B         48841D202             KGIBX
  244      SS    GOV'T CASH MANAGED SHARES                            SGMS        N/A        461473407              N/A
  248      SS    TAX-EXEMPT CASH MANAGED SHARES                       STMS        N/A        147539879              N/A
  251      SS    SCUDDER 21ST CENTURY GROWTH FUND - B                 S21B         B         811196872             SCNBX
  252      SS    SCUDDER HIGH YIELD TAX FREE FUND - B                 SHTB         B         811170406             NOTBX
  253      SS    THE JAPAN FUND - B                                   JAPB         B         471070300             KJFBX
  255      SS    S&P 500 STOCK FUND-B                                 SSPB         B         811166800             KSABX
  260      SS    KEMPER HORIZON 20+ PORTFOLIO-B                       H20B         B         48841J407             KHOBX
  261      SS    KEMPER HORIZON 10+ PORTFOLIO-B                       H10B         B         48841J704             KHRBX
  262      SS    KEMPER HORIZON 5 PORTFOLIO-B                         H05B         B         48841J878             KHZBX
  263      SS    KSTIS KEMPER TX TAX-FREE INCOME FUND-B               TXTB         B         488424854             KTXBX
  268      SS    KSTIS KEMPER MI TAX-FREE INCOME FUND-B               MITB         B         488424797             KMIBX
  269      SS    KSTIS KEMPER NJ TAX-FREE INCOME FUND-B               NJTB         B         488424763             KNJBX
  270      SS    KSTIS KEMPER PA TAX-FREE INCOME FUND-B               PATB         B         488424730             KPNBX
  271      SS    KEMPER U S MORTGAGE FUND-B                           USMB         B         487902504             KUMBX
  272      SS    KEMPER ASIAN GROWTH FUND - B                         KAGB         B         487912206             KANBX

  216          36-4038832         Kemper            2            02151996           To 231                 02051999
  217          36-3683817         Kemper            2            12141998          05172002     04102000
  218          36-3060398         Scudder           1            05311994
  219          36-3124258         Kemper            2            05311994           To 668                 06152001
  220          36-4265534         Kemper            2            12311998          05172002     01022001
  221          36-4265535         Kemper            2            12311998          05172002     01022001
  222          13-3557060         Scudder           1            05011996
  223          36-4265537         Kemper            2            12311998          02232001
  224          36-4294581         Scudder           3            05251999         Purchases     09302002
  226          36-6414265         Scudder           1            05311994
  227          36-3752998         Scudder           1            05311994
  228          36-3876487         Kemper            2            05311994           To 666                 06082001
  230          36-3528556         Kemper            2            05311994           To 622                 06222001
  231          36-3542349         Scudder           1            05311994
  233          36-3657086         Kemper            2            05311994           To 661                 06152001
  244          36-4265535           CPG             1            11101999
  248          36-3708479           CPG             1            11101999
  251          04-3323038         Scudder           1            05012000
  252          04-6569215         Scudder           1            05012000
  253          13-1963426         Scudder           3            05012000        Purchases
  255          04-3808389         Scudder           1            04032000                       01022001
  260          36-4066435         Kemper            2            12291995           To 202                 06082001
  261          36-4066436         Kemper            2            12291995           To 202                 06082001
  262          36-4066437         Kemper            2            12291995           To 202                 06082001
  263          36-3791602         Kemper            2            05311994         11241998
  268          36-4007888         Kemper            2            03151995         11241998
  269          36-4007890         Kemper            2            03151995         11241998
  270          36-4007892         Kemper            2            03151995         11241998
  271          36-3534354         Kemper            2            10261984           To 218                 05252001
  272          36-4104796         Kemper            2            10211996           To 673                 05252001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  273      SS    SCUDDER AGGRESSIVE GROWTH FUND - B                   AGGB         B         81111M206             KGGBX
  274      SS    SCUDDER CASH RESERVES FUND-B                          CRB         B         811195502              N/A
  275      SS    KEMPER HIGH YIELD OPPORTUNITY FUND - B               HYOB         B         488411604             KYOBX
  276      SS    KEMPER SHORT-INTERMEDIATE GOVT FUND-B                SIGB         B         487902702             KSIBX
  277      SS    KEMPER INTERMEDIATE MUNICIPAL BOND-B                 KIMB         B         488419706             KIMBX
  278      SS    KEMPER SMALL CAP RELATIVE VALUE FUND-B               SRVC         B         487918203             KSRBX
  279      SS    KEMPER VALUE FUND - B                                VALB         B         920390309             KVLBX
  282      SS    KEMPER CLASSIC GROWTH FUND - B                       CGRB         B         460965304             KCGBX
  283      SS    SCUDDER GLOBAL DISCOVERY FUND - B                    GDSB         B         378947709             KGDBX
  284      SS    SCUDDER-DREMAN FINANCIAL SERVICES FND-B              DFSB         B         81114P206             KDFBX
  285      SS    SCUDDER FOCUS VALUE PLUS GROWTH FUND-B               KVGB         B         81114W201             KVGBX
  286      SS    SCUDDER CONTRARIAN FUND-B                            CNTB         B         81123U402             KDCBX
  287      SS    SCUDDER-DREMAN HIGH RETURN EQ FUND-B                 DHRB         B         81123U709             KDHBX
  288      SS    SCUDDER-DREMAN SMALL CAP VALUE FUND - B              SCVB         B         81123U873             KDSBX
  291      SS    KEMPER US GROWTH AND INCOME FUND - B                 GRIB         B         487915209             KUGBX
  292      SS    KEMPER GLOBAL BLUE CHIP FUND - B                     GBCB         B         487916603             KGLBX
  293      SS    KEMPER INTERNATIONAL GR AND INC FUND-B               IGIB         B         487916801             KIGBX
  294      SS    KEMPER EMERGING MARKET INCOME FUND - B               EMIB         B         487916876             KEIBX
  295      SS    KEMPER EMERGING MARKET GROWTH FUND - B               EMGB         B         487916850             KEGBX
  296      SS    KEMPER LATIN AMERICA FUND - B                        LAMB         B         487916835             KLABX
  301      SS    SCUDDER TECHNOLOGY FUND-C                            KTEC         C         81123F306             KTCCX
  302      SS    SCUDDER TOTAL RETURN FUND-C                          KTRC         C         81123H302             KTRCX
  303      SS    SCUDDER GROWTH FUND-C                                KGFC         C         81115H302             KGRCX
  304      SS    SCUDDER DYNAMIC GROWTH FUND-C                        KSCC         C         81114R301             KSCCX
  305      SS    KEMPER INCOME & CAPITAL PRESERVATION-C               ICPC         C         488412305             KICCX
  307      SS    KEMPER MUNICIPAL BOND FUND-C                         KMBC         C         488419409             KMBCX
  308      SS    SCUDDER HIGH INCOME FUND-C                           SHIC         C         81115L303             KHYCX
  309      SS    SCUDDER CA TAX-FREE INCOME FUND-C                    CATC         C         811204601             KCTCX
  310      SS    SCUDDER STRATEGIC INCOME FUND-C                      SIFC         C         81123J308             KSTCX
  312      SS    SCUDDER VIT EQUITY 500 INDEX FUND-B                  VE5B         B         251512844

  273          36-4118750         Scudder           1            12311996
  274          36-3534356         Scudder           1            02061984                       02012001
  275          36-4176583         Kemper            2            10011997           To 647                 06222001
  276          36-3615079         Kemper            2            02011989           To 230                 02051999
  277          36-3974836         Kemper            2            11011994           To 645                 06082001
  278          36-4223627         Kemper            2            05061998         05262000
  279          04-3174738         Kemper            2            04161998           To 649                 06222001
  282          04-3323039         Kemper            2            04161998           To 698                 06222001
  283          13-3628802         Scudder           1            04161998
  284          36-4210631         Scudder           1            03091998
  285          36-4043718         Scudder           1            10161995
  286          22-2958460         Scudder           1            09111995
  287          22-2958719         Scudder           1            09111995
  288          22-3172951         Scudder           1            09111995                       01182002
  291          36-4206228         Kemper            2            01301998           To 664                 06082001
  292          36-4198871         Kemper            2            12311997           To 607                 06152001
  293          36-4198870         Kemper            2            12311997          05262000
  294          36-4198868         Kemper            2            12311997          05262000
  295          36-4198866         Kemper            2            01091998          02232001
  296          36-4198865         Kemper            2            12311997          02232001
  301          36-6051878         Scudder           1            05311994
  302          36-6103490         Scudder           1            05311994
  303          36-6139662         Scudder           1            05311994
  304          36-2668415         Scudder           1            05311994                       10152001
  305          36-2797860         Kemper            2            05311994           To 763                 06222001
  307          36-2896696         Kemper            2            05311994           To 766                 06082001
  308          36-2955386         Scudder           1            00000000                       10072002
  309          36-3221104         Scudder           1            05311994
  310          36-2921989         Scudder           1            05311994
  312          04-3334947                                            ?

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  313      SS    SCUDDER VIT SMALL CAP INDEX FUND-B                   VSCB         B         251512851
  314      SS    SCUDDER VIT EAFE EQUITY INDEX FUND-B                 VEAB         B         251512836
  315      SS    KEMPER HIGH YIELD FUND II - C                        HY2C         C         48841X307             KHICX
  316      SS    KEMPER QUANTITATIVE EQUITY FUND - C                  KQEC         C         48842E308             KQECX
  317      SS    SCUDDER INTERNATIONAL RESEARCH FUND -C               KIRC         C         81116K601             KIRCX
  318      SS    SCUDDER US GOVERNMENT SECURITIES FUND-C              KGSC         C         81123L303             KUSCX
  319      SS    KEMPER INTERNATIONAL FUND-C                          KIFC         C         488415308             KITCX
  320      SS    SCUDDER RESEARCH FUND-C                              RSHC         C         811166602             SRHCX
  321      SS    SCUDDER FOCUS GROWTH FUND-C                          FGRC         C         811166305             SDDCX
  322      SS    SCUDDER NEW EUROPE FUND - C                          KNEC         C         81118E306             KNECX
  323      SS    KEMPER SMALL CAP VALUE + GROWTH FUND-C               SVGC         C         811166859             KSBCX
  324      SS    SCUDDER FLOATING RATE FUND-C                         KFRC         C         81114M302              N/A
  326      SS    SCUDDER NY TAX-FREE INCOME FUND-C                    NYTC         C         811204841             KNTCX
  327      SS    SCUDDER FL TAX-FREE INCOME FUND-C                    FLTC         C         811204882             KFLCX
  328      SS    KSTIS KEMPER OH TAX-FREE INCOME FUND-C               OHTC         C         488424821             KOHCX
  330      SS    KEMPER SHORT-TERM US GOVERNMENT FUND-C               STGC         C         48842K304             KSGCX
  331      SS    SCUDDER BLUE CHIP FUND-C                             KBCC         C         81111P308             KBCCX
  333      SS    KEMPER GLOBAL INCOME FUND-C                          KGIC         C         48841D301             KGICX
  343      SS    PREMIER MM SHARES TREASURY PORTFOLIO                 PMTP        N/A        461473506              N/A
  346      SS    PREMIER MM SHARES MONEY MKT PORTFOLIO                PMMP        N/A        147539506              N/A
  347      SS    PREMIER MM SHARES GOVERNMENT PORTFOLIO               PMGP        N/A        147539860              N/A
  348      SS    PREMIER MM SHARES TAX-EXEMPT PORTFOLIO               PTEP        N/A        147539852              N/A
  351      SS    SCUDDER 21ST CENTURY GROWTH FUND - C                 S21C         C         811196880             SCNCX
  352      SS    SCUDDER HIGH YIELD TAX FREE FUND - C                 SHTC         C         811170505             NOTCX
  353      SS    THE JAPAN FUND - C                                   JAPC         C         471070409             KJFCX
  355      SS    S&P 500 STOCK FUND-C                                 SSPC         C         811166883             KSACX
  360      SS    KEMPER HORIZON 20+ PORTFOLIO-C                       H20C         C         48841J506             KHOCX
  361      SS    KEMPER HORIZON 10+ PORTFOLIO-C                       H10C         C         48841J803             KHRCX
  362      SS    KEMPER HORIZON 5 PORTFOLIO-C                         H05C         C         48841J860             KHZCX
  363      SS    KSTIS KEMPER TX TAX-FREE INCOME FUND-C               TXTC         C         488424847             KTXCX

  313          04-3334950
  314          04-3334951
  315          36-4257921         Kemper            2            12011998           To 308                 05252001
  316          36-4038832         Kemper            2            02151996           To 331                 02051999
  317          36-3683817         Kemper            2            12141998          05172002     04102000
  318          36-3060398         Scudder           1            05311994
  319          36-3124258         Kemper            2            05311994           To 392                 06152001
  320          36-4265534         Kemper            2            12311998          05172002     01022001
  321          36-4265535         Kemper            2            12311998          05172002     01022001
  322          13-3557060         Scudder           1            05011996
  323          36-4265537         Kemper            2            12311998          02232001
  324           364294581         Scudder           3            11011999         Purchases     09302002
  326          36-6414265         Scudder           1            05311994
  327          36-3752998         Scudder           1            05311994
  328          36-3876487         Kemper            2            05311994           To 766                 06082001
  330          36-3528556         Kemper            2            05311994           To 722                 06222001
  331          36-3542349         Scudder           1            05311994
  333          36-3657086         Kemper            2            05311994           To 761                 06152001
  343          36-3790101           CPG             1            02012000
  346          37-1259201           CPG             1            02012000
  347          37-1259202           CPG             1            02012000
  348          37-1259204           CPG             1            02012000
  351          04-3323038         Scudder           1            05012000
  352          04-6569215         Scudder           1            05012000
  353          13-1963426         Scudder           3            05012000         Purchases
  355          04-3808389         Scudder           1            04032000                       01022001
  360          36-4066435         Kemper            2            12291995           To 302                 06082001
  361          36-4066436         Kemper            2            12291995           To 302                 06082001
  362          36-4066437         Kemper            2            12291995           To 302                 06082001
  363          36-3791602         Kemper            2            05311994          11241998

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  368      SS    KSTIS KEMPER MI TAX-FREE INCOME FUND-C               MITC         C         488424789             KMICX
  369      SS    KSTIS KEMPER NJ TAX-FREE INCOME FUND-C               NJTC         C         488424755             KNJCX
  370      SS    KSTIS KEMPER PA TAX-FREE INCOME FUND-C               PATC         C         488424722             KPNCX
  371      SS    KEMPER U S MORTGAGE FUND-C                           USMC         C         487902744             KUMCX
  372      SS    KEMPER ASIAN GROWTH FUND - C                         KAGC         C         487912305             KANCX
  373      SS    SCUDDER AGGRESSIVE GROWTH FUND - C                   AGGC         C         81111M305             KGGCX
  374      SS    SCUDDER CASH RESERVES FUND-C                          CRC         C         811195601              N/A
  375      SS    KEMPER HIGH YIELD OPPORTUNITY FUND - C               HYOC         C         488411703             KYOCX
  376      SS    KEMPER SHORT-INTERMEDIATE GOVT FUND-C                SIGC         C         487902728             KSICX
  377      SS    KEMPER INTERMEDIATE MUNICIPAL BOND-C                 KIMC         C         488419805             KIMCX
  378      SS    KEMPER SMALL CAP RELATIVE VALUE FUND-C               SRVC         C         487918302             KSRCX
  379      SS    KEMPER VALUE FUND - C                                VALC         C         920390408             KVLCX
  382      SS    KEMPER CLASSIC GROWTH FUND - C                       CGRC         C         460965403             KCGCX
  383      SS    SCUDDER GLOBAL DISCOVERY FUND - C                    GDSC         C         378947808             KGDCX
  384      SS    SCUDDER-DREMAN FINANCIAL SERVICES FND-C              DFSC         C         81114P305             KDFCX
  385      SS    SCUDDER FOCUS VALUE PLUS GROWTH FUND-C               KVGC         C         81114W300             KVGCX
  386      SS    SCUDDER CONTRARIAN FUND - C                          CNTC         C         81123U501             KDCCX
  387      SS    SCUDDER-DREMAN HIGH RETURN EQ FUND-C                 DHRC         C         81123U808             KDHCX
  388      SS    SCUDDER-DREMAN SMALL CAP VALUE FUND - C              SCVC         C         81123U865             KDSCX
  391      SS    KEMPER US GROWTH AND INCOME FUND - C                 GRIC         C         487915308             KUGCX
  392      SS    KEMPER GLOBAL BLUE CHIP FUND - C                     GBCC         C         487916702             KGLCX
  393      SS    KEMPER INTERNATIONAL GR AND INC FUND-C               IGIC         C         487916884             KIGCX
  394      SS    KEMPER EMERGING MARKET INCOME FUND - C               EMIC         C         487916868             KEICX
  395      SS    KEMPER EMERGING MARKET GROWTH FUND - C               EMGC         C         487916843             KEGCX
  396      SS    KEMPER LATIN AMERICA FUND - C                        LAMC         C         487916827             KLACX
  400      SS    SCUDDER CASH RESERVE PRIME SHARES-A                  CRPA         A         251521209             FLAXX
  404      SS    TOTAL RETURN US TREASURY FUND-CLASS A                TRA          A        898151D101             FLTSX
  405      SS    MANAGED MUNICIPAL FUND - CLASS A                    MUNI A        A         561661208             FLMMX
  406      SS    SCUDDER TOP 50 US FUND - A                           T5UA         A         251555678             FAUSX
  407      SS    SCUDDER GLOBAL FUND-A                                GLOA         A         378947857             SGQAX

  368          36-4007888         Kemper            2            05311994          11241998
  369          36-4007890         Kemper            2            05311994          11241998
  370          36-4007892         Kemper            2            05311994          11241998
  371          36-3534354         Kemper            2            05311994           To 318                 05252001
  372          36-4104796         Kemper            2            10211996           To 773                 05252001
  373          36-4118750         Scudder           1            12311996
  374          36-3534356         Scudder           1            05311994                       02012001
  375          36-4176583         Kemper            2            10011997           To 747                 06222001
  376          36-3615079         Kemper            2            05311994           To 330                 02051999
  377          36-3974836         Kemper            2            11011994           To 745                 06082001
  378          36-4223627         Kemper            2            05061998          05262000
  379          04-3174738         Kemper            2            04161998           To 749                 06222001
  382          04-3323039         Kemper            2            04161998           To 798                 06222001
  383          13-3628802         Scudder           1            04161998
  384          36-4210631         Scudder           1            03091998
  385          36-4043718         Scudder           1            10161995
  386          22-2958460         Scudder           1            09111995
  387          22-2958719         Scudder           1            09111995
  388          22-3172951         Scudder           1            09111995                       01182002
  391          36-4206228         Kemper            2            01301998           To 764                 06082001
  392          36-4198871         Kemper            2            12311997           To 707                 06152001
  393          36-4198870         Kemper            2            12311997          05262000
  394          36-4198868         Kemper            2            12311997          05262000
  395          36-4198866         Kemper            2            01091998          02232001
  396          36-4198865         Kemper            2            12311997          02232001
  400          52-1223991        Deutsche           3            08192002          08192002
  404          52-1575753        Deutsche           5       Converted as clsd      08192002
  405          13-3552419        Deutsche           5       Converted as clsd      08192002
  406          23-2905985         Scudder           1            08192002
  407          13-3370518         Scudder           1            06182001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  408      SS    SCUDDER GROWTH OPPORTUNITY FUND - A                  GOPA         A         251555884             DBGOX
  409      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-A                 FEPA         A         33832P109             FLEPX
  410      SS    SCUDDER SELECT 500 FUND-A                            SSFA         A         920390820              TBD
  411      SS    SCUDDER SELECT 1000 GROWTH FUND-A                    SSGA         A         920390788              TBD
  412      SS    SCUDDER MASS TAX FREE FUND-A                         MATA         A         811184803             SQMAX
  413      SS    SCUDDER DIVIDEND AND GROWTH FUND - A                 D&GA         A         460965650             SNNAX
  415      SS    SCUDDER FLAG INVESTORS VALUE BUILDER-A               FVBA         A         33832R105             FLVBX
  417      SS    SCUDDER TOTAL RETURN BOND FUND-A                Not available     A            N/A                 N/A
  418      SS    SCUDDER PRESERVATIONPLUS INCOME FUND - A             PPIA         A     Not available yet   Not available yet
  419      SS    SCUDDER GOLD FUND-A                                  SGFA         A         810904300             SGDAX
  420      SS    SCUDDER INTERNATIONAL EQUITY FUND-A                  IEQA         A         055922546             DBAIX
  422      SS    SCUDDER SHORT TERM BOND FUND-A                       STBA         A         810902270             SZBAX
  423      SS    GLOBAL FINANCIAL SERVICES FUND-CLASS A               GFNA         A         251555108             DBFSX
  424      SS    SCUDDER REAL ESTATE SECURITIES FUND-A                RESA         A         75600Q108             FLREX
  425      SS    SCUDDER RREEF REAL ESTATE SECURITIES-A               REFA         A         81119P102             RRRAX
  432      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-A                  FCMA         A         338331101             TISHX
  433      SS    TOP 50 WORLD FUND-CLASS A                            T5WA         A         251555645             FLWAX
  439      SS    SCUDDER SMALL COMPANY STOCK FUND - A                 SCSA         A         460965585             SZCAX
  445      SS    SCUDDER MEDIUM-TERM TAX-FREE FUND - A                MTFA         A         811236603             SZMAX
  447      SS    SCUDDER HIGH INCOME OPPORTUNITY FUND-A               HIOA         A         811192848             SYOAX
  449      SS    SCUDDER LARGE COMPANY VALUE FUND - A                 LCVA         A         920390861             SDVAX
  450      SS    SCUDDER SMALL COMPANY VALUE FUND-A                   SOVA         A         811196724             SAAUX
  451      SS    SCUDDER TECHNOLOGY INNOVATION FUND-A                  TIA         A         811196765             SRIAX
  452      SS    SCUDDER HEALTH CARE FUND-A                            HCA         A         811196815             SUHAX
  459      SS    TOP 50 EUROPE FUND-CLASS A                           T5EA         A         251555710             FLEAX
  460      SS    SCUDDER JAPANESE EQUITY FUND-A                       JAEA         A         251555777             FJEAX
  461      SS    SCUDDER GLOBAL BOND FUND -A                          GLBA         A         378947774             SZGAX
  462      SS    TOP 50 ASIA FUND-CLASS A                             T5AA         A         251555744             FAASX
  463      SS    SCUDDER INCOME FUND -A                               INCA         A         811192806             SZIAX
  464      SS    SCUDDER GROWTH AND INCOME FUND-A                     G&IA         A         460965627             SUWAX


  408          52-2284712         Scudder           2            08192002         10312002
  409          52-1912412         Scudder           1            08192002
  410          06-1539758         Scudder           1            07062001
  411          06-1539760         Scudder           3            07062001         11252002
  412          04-6569226         Scudder           1            07062001
  413          04-3419781         Scudder           2            03192001         05172002
  415          52-1772203         Scudder           1            08192002
  417          52-2267378         Scudder       Not estab        Q4/2002
  418          25-1816278         Scudder           2            11292002
  419          04-3023610         Scudder           1            07062001
  420          52-6297057         Scudder           1            05062002
  422          04-6569250         Scudder           1            06222001
  423          52-2295445        Deutsche           5       Converted as clsd     08192002
  424          52-1879843         Scudder           2            08192002          To 425                  10182002
  425          36-7287452         Scudder           1            09032002
  432          52-1319644         Scudder           1            08192002
  433          23-2905982        Deutsche           5       Converted as clsd     08192002
  439          04-3343995         Scudder           1            02092001
  445          04-3102993         Scudder           1            02092001
  447          04-3314841         Scudder           1            06222001                       11112002
  449          13-2578688         Scudder           1            02092001
  450          22-3172951         Scudder           1            12032001
  451          04-3403411         Scudder           1            12292000
  452          04-3403410         Scudder           1            12292000
  459          23-2905983        Deutsche           5       Converted as clsd     08192002
  460          23-2905978         Scudder           1            08192002
  461          13-3605419         Scudder           1            06152001
  462          23-2905984        Deutsche           5       Converted as clsd     08192002
  463          04-6013018         Scudder           1            06222001
  464          04-2212654         Scudder           1            12292000

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  465      SS    SCUDDER EQUITY 500 INDEX-A                      Not available     A            N/A                 N/A
  466      SS    SCUDDER MANAGED MUNICIPAL BOND FUND - A              MMBA         A         811170802             SMLAX
  468      SS    SCUDDER INTERNATIONAL FUND-A                         INTA         A         811165810             SUIAX
  469      SS    SCUDDER LARGE CO GROWTH FUND-A                       LCGA         A         460965692             SGGAX
  470      SS    SCUDDER EUROPEAN EQUITY FUND-A                       EUQA         A         61735K521             DBEAX
  471      SS    SCUDDER SMALL CAP FUND-A                             SMCA         A         055922470             SSDAX
  472      SS    SCUDDER EAFE EQUITY INDEX FUND-A                Not available     A            N/A                 N/A
  473      SS    SCUDDER PACIFIC OPPORTUNITIES FUND - A               POPA         A         811165661             SPAOX
  474      SS    SCUDDER LATIN AMERICA FUND - A                       LAFA         A         811165737             SLANX
  475      SS    SCUDDER GLOBAL BIOTECHNOLOGY FUND-A                  GBTA         A         251555504             DBBTX
  476      SS    SCUDDER EMG MARKETS INCOME FUND-A                    EMIA         A         378947816             SZEAX
  477      SS    SCUDDER GREATER EUROPE GROWTH FUND - A               GEGA         A         811165695             SERAX
  478      SS    SCUDDER U.S. BOND INDEX FUND-A                  Not available     A            N/A                 N/A
  479      SS    SCUDDER EMERGING MARKETS GROWTH FUND-A               EMGA         A         811165760             SEKAX
  480      SS    SCUDDER PATHWAY CONSERVATIVE PORT-A                   PCA         A         811189777             SUCAX
  481      SS    SCUDDER PATHWAY MODERATE PORTFOLIO-A                  PMA         A         811189844             SPDAX
  482      SS    SCUDDER PATHWAY GROWTH PORTFOLIO-A                    PGA         A         811189810             SUPAX
  483      SS    SCUDDER MID CAP FUND-A                               MDCA         A         055922512             SMCAX
  486      SS    EUROPEAN MID-CAP FUND CLASS-A                        EMCA         A         251555819             FEMAX
  489      SS    SCUDDER MICRO CAP FUND-A                             MCCA         A         61735K455             SMFAX

  490      SK    SCUDDER GROWTH AND INCOME FUND - R                   SGIR         R         460965858              N/A

  491      SK    SCUDDER INTERNATIONAL FUND - R                       SIFR         R         811165877              N/A

  492      SK    SCUDDER LARGE COMPANY GROWTH FUND - R                SLGR         R         460965841              N/A
  493      SS    SCUDDER FIXED INCOME FUND-A                          FIFA         A         61735K422             SFXAX
  494      SS    GLOBAL EQUITY FUND-CLASS A                           GLEA         A         055922579             DBGLX
  495      SS    GLOBAL TECHNOLOGY FUND-CLASS A                       GLTA         A         251555876             DBTHX
  498      SS    SCUDDER CAPITAL GROWTH FUND - A                      CGRA         A         460965742             SDGAX
  499      SS    SCUDDER INTERNATIONAL SELECT EQTY-A                  ISEA         A         61735K489             DBISX
  500      SS    DEUTSCHE CASH RESERVES FUND-INST                      CRT        INST       055924872             BIRXX

  465     Not available yet       Scudder       Not estab        Q4/2002
  466          04-6396607         Scudder           1            02092001
  468          13-2827803         Scudder           1            12292000
  469          04-3119638         Scudder           1            12292000
  470          23-2748252         Scudder           1            08192002
  471          04-3203566         Scudder           1            06282002
  472     Not available yet       Scudder       Not estab        Q4/2002
  473          13-7005469         Scudder           1            05282001
  474          13-7005470         Scudder           1            05282001
  475           522295447         Scudder           1            08192002
  476          13-3747314         Scudder           1            06182001
  477          13-3788234         Scudder           1            03192001
  478     Not available yet       Scudder       Not estab        Q4/2002
  479          13-3874268         Scudder           1            06182001
  480          04-3255566         Scudder           1            12292000
  481          04-3255567         Scudder           1            12292000
  482          04-3255565         Scudder           1            12292000
  483          04-3167380         Scudder           1            06282002
  486           232905976        Deutsche           5       Converted as clsd      08192002
  489          23-2854707         Scudder           1            06282002
                                                                                                           To 464-
  490          04-2212654         Scudder           2            08011999                                  12/29/00
                                                                                                           To 468-
  491          13-2827803         Scudder           2            08011999                                  12/29/00
                                                                                                           To 469-
  492          04-3119638         Scudder           2            08011999                                  12/29/00
  493          23-2790718         Scudder           1            06282002
  494           522281490        Deutsche           5       Converted as clsd      08192002
  495           522295442        Deutsche           5       Converted as clsd      08192002
  498           13-318716         Scudder           1            02092001
  499          23-2748259         Scudder           1            08192002
  500            43239322        Deutsche           1            08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  501      KI    SCUDDER TECHNOLOGY FUND-I                            TECI         I         81123F405             SPTCX
  502      KI    SCUDDER TOTAL RETURN FUND-I                          KTRI         I         81123H401             KMTRX
  503      KI    SCUDDER GROWTH FUND-I                                KGFI         I         81115H401             KPGRX
  504      KI    SCUDDER DYNAMIC GROWTH FUND-I                        KSCI         I         81114R400             KSCEX
  505      KI    KEMPER INCOME & CAPITAL PRESERVATION-I               ICPI         I         488412404             KMICX
  506      KI    SCUDDER MONEY MARKET FUND-K                          SMMK         I         4884KEMP2              N/A
  507      KI    KEMPER MUNICIPAL BOND FUND-I                         KMBI         I         488419508             KPMBX
  508      KI    SCUDDER HIGH INCOME FUND-I                           SHII         I         81115L402             KMHYX
  509      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-INST              FEPT        INST       33832P307             FLIPX
  510      KI    SCUDDER DIVERSIFIED INCOME FUND-I                    KDII         I         48840K405             KDIFX
  511      SS    SCUDDER TECHNOLOGY FUND -INST                        TECT        INST       81123F504             KTCIX
  512      SS    SCUDDER HIGH YIELD TAX FREE FUND-INST                HTFT        INST       81118T105             NOTIX
  513      SS    SCUDDER HIGH INCOME FUND-INST                        SHHT        INST       81115L501             KHYIX
  515      KI    KEMPER HIGH YIELD FUND II - I                        HY2I         I            N/A                KHIIX
  516      KI    KEMPER QUANTITATIVE EQUITY FUND - I                  KQEI         I         48842E407              N/A
  518      KI    SCUDDER US GOVERNMENT SECURITIES - I                 KGSI         I         81123L402             KPGVX
  519      KI    KEMPER INTERNATIONAL FUND-I                          KIFI         I         488415407             KMIFX
  520      SS    SCUDDER INTERNATIONAL EQUTY FUND-INST1               IET1        INST       055924856             BEIIX
  521      KI    KEMPER INTERNATIONAL BOND FUND                       KIBF         I         488414103              N/A
  522      KI    SCUDDER EUROPE FUND-I                                KEUI         I         487910408              N/A
  523      SS    CAT MMP INSTITUTIONAL SELECT SHARES                  CTIS        N/A                               N/A
  524      SS    SCUDDER REAL ESTATE SECURITIES FUND-INST             REST        INST       75600Q306             FLIRX
  525      SS    SCUDDER INTERNATIONAL EQUITY FUND-INST2              IET2        INST       055924849             BEITX

  526      SS    SCUDDER QUANTITATIVE EQ FUND-INST                    QNTT        INST       055922645             DBQIX
  528      SS    SCUDDER MUNICIPAL BOND FUND-INST                     MUBT        INST       61735K810             MGMBX
  529      SS    SCUDDER NEW EUROPE FUND-INST                         SNEI        INST       81118E405             KNEIX
  530      KI    KEMPER SHORT-TERM US GOVERNMENT FUND-I               STGI         I         48842K403             KSGIX
  531      KI    SCUDDER BLUE CHIP FUND-I                             KBCI         I         81111P407             KBCFX
  532      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-INST               FCMT        INST       338331507             FLICX
  533      KI    KEMPER GLOBAL INCOME FUND-I                          KGII         I         48841D400             KGIFX

  501          36-6051878           RPS             1            05311994
  502          36-6103490           RPS             1            05311994
  503          36-6139661           RPS             1            05311994
  504          36-2668415           RPS             1            05311994                       10152001
  505          36-2797860           RPS             2            05311994           To 563                 06222001
  506          36-2809723           RPS             1            07011995                       04062002
  507          36-2896696           RPS             2            05311994
  508          36-2955386           RPS             1            05311994                       10072002
  509           521912412         Scudder           1            08192002
  510          36-2921989           RPS             1            05311994
  511          36-6051878         Scudder           1            08192002
  512          04-6569215         Scudder           1            08192002
  513          36-2955386         Scudder           1            08192002                       10072002
  515          36-4257921           RPS             2            12011998
  516          36-4038832           RPS             2            09111996                                  02051999
  518          36-3060398           RPS             1            05311994
  519          36-3124258           RPS             2            05311994           To 568                 06152001
  520          23-2891401         Scudder           1            08192002
  521          36-3998688           RPS             2            01031995
  522          36-4066430           RPS             2            04191996
  523          37-1259201         Scudder           1            12022002
  524          52-1879843         Scudder           2            08192002           To 595                 10182002
  525          23-2891401         Scudder           1            08192002
                                                                                 12/31/02 for
  526          06-1539484         Scudder           3            08192002       all purchases
  528          23-2790715         Scudder           1            08192002
  529          36-4066430         Scudder           1            08192002
  530          36-3528556           RPS             2            05311994
  531          36-3542349           RPS             1            05311994
  532          52-1319644         Scudder           1            08192002
  533          36-3657086           RPS             2            05311994

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  534      SS    SCUDDER GLOBAL BIOTECHNOLOGY-INST               Not available    INST          N/A                 N/A
  535      SS    SCUDDER FLAG INVESTORS VALUE BUILDER-INST            FVBT        INST       33832R402             FLIVX
  536      SS    SCUDDER SHORT TERM MUNICIPAL BOND-INST               STMT        INST       61735K794             MGSMX
  537      SS    DEUTSCHE TREASURY ASSETS FUND-INST                   TRAT        INST       055922876              N/A
  538      SS    DEUTSCH DAILY ASSETS FUND-INST                        DAT        INST       055924781              N/A
  539      SS    SCUDDER-DREMAN HIGH RETURN EQ FD-INST                DHRT        INST       81123U832             KDHIX
  540      SS    DEUTSCHE LIQUID ASSETS FUND-INST                     LQAT        INST       055924864             BTLLX
  541      SS    DEUTSCHE CASH MANAGEMENT FUND-INST                   CMGT        INST       055924104             BICXX
  542      SS    DEUTSCHE TREASURY MONEY FUND-INST                    TMYT        INST       055924203             BTRXX
  543      SS    SCUDDER EMERGING MARKETS EQUITY-INST                 EMET        INST       61735K109             MGEEX
  544      SS    SCUDDER MANAGED MUNICIPAL BOND-INST                  MMBT        INST       81118T204             SMLIX
  545      SS    SCUDDER-DREMAN SMALL CAP VALUE FD-INST               SCVT        INST       81123U824             KDSIX
  546      KI    CAT-INSTITUTIONAL MM SHARES                          CTIM         I            N/A            Not available
  548      SS    SCUDDER U.S. BOND INDEX FUND-PRMR                    BIXP        PRMR       05576L700             BTUSX
  549      KI    SCUDDER LARGE COMPANY VALUE FUND - I                 LCVI         I         920390838             SCDUX
  550      SS    SCUDDER GROWTH AND INCOME FUND-INST                  G&IT        INST       460965551             SUWIX
  551      KI    SCUDDER 21ST CENTURY GROWTH FUND-I                   S21I         I         811196732         Not available
  552      KI    SCUDDER HEALTH CARE-I                                 HCI         I         811196773             SUHIX
  553      SS    SCUDDER EMERGING MARKETS DEBT FD-INST                EFIT        INST       61735K869             MGEIX
  554      SS    PRESERVATIONPLUS FUND-INSTITUTIONALSRV               PPIS        INST       055847826             BTPRX
  555      SS    SCUDDER PRESERVATION PLUS FUND-INST                   PPT        INST       055847818             BTPIX
  556      SS    SCUDDER HIGH INCOME PLUS-PRMR                        HIPP        PRMR       61735K547             MGHPX
  557      SS    SCUDDER SHORT TERM FIXED INCOME-INST                 STFT        INST       61735K828             MGSFX
  558      SS    SCUDDER EAFE EQUITY INDEX FUND-PRMR                  EAFP        PRMR       05576L874             BTAEX
  559      SS    SCUDDER INTERNATIONAL SELECT EQTY-INST               ISET        INST       61735L604             MGINX
  560      KI    KEMPER HORIZON 20+ PORTFOLIO-I                       H20I         I         48841J605         Not available
  561      KI    KEMPER HORIZON 10+ PORTFOLIO-I                       H10I         I         48841J886         Not available
  562      KI    KEMPER HORIZON 5 PORTFOLIO-I                         H05I         I         48841J852         Not available
  563      KI    SCUDDER INCOME FUND - I                              INCI         I         811192863         Not available
  564      SS    SCUDDER CAPITAL GROWTH FUND - INST                   CGRT        INST       460965544             SDGTX

  534     Not available yet       Scudder       Not estab        Q4/2002
  535          52-1772203         Scudder           1            08192002
  536          23-2790706         Scudder           1            08192002
  537          23-2931580        Deutsche           1            08192002
  538          25-1799739        Deutsche           1            08192002
  539          22-2958719         Scudder           1            08192002
  540          04-3273864        Deutsche           1            08192002
  541          04-3091625        Deutsche           1            08192002
  542          04-3091628        Deutsche           1            08192002
  543          23-2748243         Scudder           2            08192002          08192002
  544          04-6396607         Scudder           1            08192002
  545          22-3172951         Scudder           1            08192002
  546        Not available      CPG/Retail          2            unknown           unknown
  548          04-3297607         Scudder           1            08192002
  549          13-2578688           RPS             1            02092001
  550          04-2212654         Scudder           1            08192002
  551          04-3323038           RPS             1            12032001
  552          04-3403410         Scudder           1            12292000
  553          23-2748238         Scudder           1            08192002
  554          23-2872025        Deutsche           5       Converted as clsd      08192002
  555          23-2872025         Scudder           1            08192002
  556          23-2954039         Scudder           1            08192002                       08082002
  557          23-2790717         Scudder           1            08192002
  558          04-3297609         Scudder           1            08192002
  559          23-2748259         Scudder           1            08192002
  560          36-4066435           RPS             2            12151995           To 502                 06082001
  561          36-4066436           RPS             2            12151995           To 502                 06082001
  562          36-4066437           RPS             2            12151995           To 502                 06082001
  563          36-3791602         Scudder           1            06222001
  564          13-3218716         Scudder           1            08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  565      SS    SCUDDER EQUITY 500 INDEX FUND-PRMR                   EIXP        PRMR       055924500             BTIIX
  566      KI    BANKERS GIC TRUST-K                                  GICK         I            N/A                 N/A
  567      SS    SCUDDER ASSET MANAGEMENT-PRMR                        AMTP        PRMR       055847404             BTAMX
  568      KI    SCUDDER INTERNATIONAL FUND-I                         INTI         I         811165778             SUIIX
  569      KI    SCUDDER LARGE CO GROWTH FUND-I                       LCGI         I         460965668             SGGIX
  570      SS    SCUDDER EUROPEAN EQUITY FUND-INST                    EUQT        INST       61735K307             MEUEX
  571      KI    KEMPER U S MORTGAGE FUND-I                           USMI         I         487902751             KZGPX
  572      KI    KEMPER ASIAN GROWTH FUND - I                         KAGI         I         487912404         Not available
  573      KI    SCUDDER AGGRESSIVE GROWTH FUND - I                   AGGI         I         81111M404              N/A
  574      KI    SCUDDER CASH RESERVES FUND-I                          CRI         I         811195700         Not available
  575      KI    KEMPER HIGH YIELD OPPORTUNITY-I                      HYOI         I         488411802             KYOIX
  576      KI    KEMPER SHORT-INTERMEDIATE GOVT FUND-I                SIGI         I         487902736             KZSIX
  577      KI    KEMPER INTERMEDIATE MUNICIPAL BOND-I                 KIMI         I         488419888         Not available
  578      KI    KEMPER SMALL CAP VALUE FUND-I                        SV2I         I       Not available       Not available
  579      SS    MANAGED DOLLAR-INVESTOR                         Not available    INST          N/A                 N/A
  580      SS    DEUTSCHE MANAGED DOLLAR-ADVISORY SHARES              MDAS                   1740DUMMY              N/A
  581      SS    DEUTSCHE MANAGED DOLLAR-INST                         MDIS        INST       1741DUMMY              N/A
  582      SS    DEUTSCHE MANAGED DOLLAR-SEC LEND SHARES              MDSL                   1742DUMMY              N/A
  583      SS    SCUDDER MID CAP FUND-INST                            MDCT        INST       055922637             BTEAX
  585      KI    KEMPER VALUE PLUS GROWTH FUND-I                      KVGI          I        48844M407         Not available
  586      KI    SCUDDER CONTRARIAN FUND - I                          CNTI          I        81123U600              N/A
  587      KI    SCUDDER-DREMAN HIGH RETURN EQ FUND-I                 DHRI          I        81123U881              N/A
  588      KI    SCUDDER-DREMAN SMALL CAP VALUE FUND - I              SCVI          I        81123U857              N/A
  589      SS    SCUDDER MICRO CAP FUND-INST                          MCCT        INST       61735K786             MGMCX
  590      SS    DEUTSCHE PRIME SERIES FUND-INST2                Not available    INST          N/A                 N/A
  591      SS    DEUTSCHE TREASURY SERIES FUND-INST2             Not available    INST          N/A                 N/A
  592      SS    DEUTSCHE TAX FREE SERIES FUND-INST              Not available    INST          N/A                 N/A
  593      SS    SCUDDER FIXED INCOME FUND-INST                       FIFT        INST       61735K836             MFINX
  594      SS    GLOBAL EQUITY FUND-INSTITUTIONAL                     GLET        INST       055922587             DBGEX
  595      SS    SCUDDER RREEF REAL ESTATE SECURITIES-INST            REFT        INST       81119P409             RRRRX

  565          04-3148791         Scudder           1            08192002
  566          13-6043638           RPS             1            07011995
  567          04-3148790         Scudder           1            08192002
  568          13-2827803         Scudder           1            12292000
  569          36-4007890         Scudder           1            12292000
  570          23-2748252         Scudder           1            08192002
  571          36-3534354           RPS             2            05311994
  572          36-4104796           RPS             2            10211996
  573          36-4118750           RPS             1            12311996
  574          36-3534356           RPS             2            05311994                       02012001
  575          36-4176583           RPS             2            10011997
  576          36-3615079           RPS             2            05311994                                  02051999
  577          36-3974836           RPS             2            11011994
  578        Not available          RPS             2            05061998
  579     Not available yet      Deutsche       Not estab        Phase II
  580             N/A            Deutsche            1           08192002
  581             N/A            Deutsche            1           08192002
  582             N/A            Deutsche            1           08192002
  583          04-3167380         Scudder            1           08192002
  585          36-4043718           RPS              2           10011995
  586          22-2958460           RPS              1           09111995
  587          22-2958719           RPS              1           09111995
  588          22-3172951           RPS              1           09111995                       01182002
  589          23-2854707         Scudder            1           08192002
  590     Not available yet      Deutsche       Not estab        Phase II
  591     Not available yet      Deutsche       Not estab        Phase II
  592     Not available yet      Deutsche       Not estab        Phase II
  593          23-2790718         Scudder           1            08192002
  594          52-2281490        Deutsche           5       Converted as clsd      08192002
  595          36-7287452         Scudder           1            09032002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  596      SS    SCUDDER HIGH INCOME PLUS-INST                        HIPT        INST       61735K646             MGHYX
  597      KI    SCUDDER STABLE VALUE FUND II                         SVII         I       Not available       Not available
  598      KI    SCUDDER CAPITAL GROWTH FUND - I                      CGRI         I         460965718             ACGFX
  599      SS    SCUDDER INTERNATIONAL SELECT EQY-PRMR                ISEP        PRMR       61735K570             MGIPX
  600      SS    SCUDDER CASH RESERVE PRIME SHARES-B                  CRPB         B         251521308             FLBXX
  601      FF    FARMERS INCOME PORTFOLIO - A                         FIFA         A         309622108             FINAX
  602      FF    FARMERS INCOME WITH GROWTH PORTFOLIO-A               FIGA         A         309622306             FIGRA
  603      FF    FARMERS BALANCED PORTFOLIO-A                         FBLA         A         309622504             FBLNA
  604      FF    FARMERS GROWTH WITH INCOME PORTFOLIO-A               FGIA         A         309622876             FGWIA
  605      FF    FARMERS GROWTH PORTFOLIO-A                           FGFA         A         309622702             FGRAX
  606      SS    SCUDDER TOP 50 US FUND - B                           T5UB         B         251555660             FBUSX
  607      SS    SCUDDER GLOBAL FUND-B                                GLOB         B         378947840             SGQBX
  608      SS    SCUDDER GROWTH OPPORTUNITY FUND - B                  GOPB         B         251555835             DBGRX
  609      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-B                 FEPB         B         33832P208             FEPBX
  610      SS    SCUDDER SELECT 500 FUND-B                            SSFB         B         920390812             OUTBX
  611      SS    SCUDDER SELECT 1000 GROWTH FUND-B                    SSGB         B         920390770             SOGBX
  612      SS    SCUDDER MASS TAX FREE FUND-B                         MATB         B         811184886             SQMBX
  613      SS    SCUDDER DIVIDEND AND GROWTH FUND - B                 D&GB         B         460965643             SNNBX
  615      SS    SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B          FVBB         B         33832R303             FVBBX
  617      SS    SCUDDER TOTAL RETURN BOND FUND-B                Not available     B            N/A                 N/A
  619      SS    SCUDDER GOLD FUND-B                                  SGFB         B         810904409             SGDBX
  620      SS    SCUDDER INTERNATIONAL EQUITY FUND-B                  IEQB         B         055922538             DBBIX
  622      SS    SCUDDER SHORT TERM BOND FUND-B                       STBB         B         810902288             SZBBX
  623      SS    GLOBAL FINANCIAL SERVICES FUND-CLASS B               GFNB         B         251555207             DBFBX
  624      SS    SCUDDER REAL ESTATE SECURITIES FUND-B                RESB         B         75600Q207             FLRBX
  625      SS    SCUDDER RREEF REAL ESTATE SECURITIEIS-B              REFB         B         81119P201             RRRBX
  632      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-B                  FCMB         B         338331408             FTEBX
  633      SS    TOP 50 WORLD FUND-CLASS B                            T5WB         B         251555637             FLWBX
  639      SS    SCUDDER SMALL COMPANY STOCK FUND - B                 SCSB         B         460965577             SZCBX
  645      SS    SCUDDER MEDIUM-TERM TAX-FREE FUND - B                MTFB         B         811236702             SZMBX

  596          23-2954039         Scudder           1            08192002                       08082002
  597          02-6079747           RPS             2            03021998
  598          13-3218716           RPS             1            02092001
  599          23-2748259         Scudder           1            08192002
  600          52-1223991         Scudder           3            08192002          08192002
  601          04-3446537         Farmers           2            02161999           To 480                 04062001
  602          04-3446524         Farmers           2            02161999           To 481                 04062001
  603          04-3446520         Farmers           2            02161999           To 481                 04062001
  604          04-3446533         Farmers           2            02161999           To 481                 04062001
  605          04-3446528         Farmers           2            02161999           To 482                 04062001
  606          23-2905985         Scudder           1            08192002
  607          13-3370518         Scudder           1            06182001
  608          52-2284712         Scudder           2            08192002          10312002
  609          52-1912412         Scudder           1            08192002
  610          06-1539758         Scudder           1            07062001
  611          06-1539760         Scudder           3            07062001          11252002
  612          04-6569226         Scudder           1            07062001
  613          04-3419781         Scudder           2            03192001          05172002
  615          52-1772203         Scudder           1            08192002
  617          52-2267378         Scudder       Not estab        Q4/2002
  619          04-3023610         Scudder           1            07062001
  620          52-6297057         Scudder           1            08192002
  622          04-6569250         Scudder           1            06222001
  623          52-2295445        Deutsche           5       Converted as clsd      08192002
  624          52-1879843         Scudder           2            08192002           To 625                   10182002
  625          36-7287452         Scudder           1            09032002
  632          52-1319644         Scudder           1            08192002
  633          23-2905982        Deutsche           5       Converted as clsd      08192002
  639          04-3343995         Scudder           1            02092001
  645          04-3102993         Scudder           1            02092001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  647      SS    SCUDDER HIGH INCOME OPPORTUNITY FUND-B               HIOB         B         811192848             SYOBX
  649      SS    SCUDDER LARGE COMPANY VALUE FUND - B                 LCVB         B         920390853             SDVBX
  650      SS    SCUDDER SMALL COMPANY VALUE FUND-B                   SOVB         B         811196716             SABUX
  651      SS    SCUDDER TECHNOLOGY INNOVATION FUND-B                  TIB         B         811196757             SRIBX
  652      SS    SCUDDER HEALTH CARE FUND-B                            HCB         B         811196799             SUHBX
  659      SS    TOP 50 EUROPE FUND-CLASS B                           T5EB         B         251555694             FEUBX
  660      SS    SCUDDER JAPANESE EQUITY FUND-B                       JAEB         B         251555769             FJEBX
  661      SS    SCUDDER GLOBAL BOND FUND-B                           GLBB         B         378947766             SZGBX
  662      SS    TOP 50 ASIA FUND-CLASS B                             T5AB         B         251555736             FBASX
  663      SS    SCUDDER INCOME FUND-B                                INCB         B         811192889             SZIBX
  664      SS    SCUDDER GROWTH AND INCOME-B                          G&IB         B         460965619             SUWBX
  665      SS    SCUDDER EQUITY 500 INDEX-B                      Not available     B            N/A                 N/A
  666      SS    SCUDDER MANAGED MUNICIPAL BOND FUND - B              MMBA         B         811170885             SMLBX
  668      SS    SCUDDER INTERNATIONAL FUND-B                         INTB         B         811165794             SUIBX
  669      SS    SCUDDER LARGE CO GROWTH FUND-B                       LCGB         B         460965684             SGGBX
  670      SS    SCUDDER EUROPEAN EQUITY FUND-B                       EUQB         B         61735K513             DBEBX
  671      SS    SCUDDER SMALL CAP FUND-B                             SMCB         B         055922462             SSDBX
  672      SS    SCUDDER EAFE EQUITY INDEX-B                     Not available     B            N/A                 N/A
  673      SS    SCUDDER PACIFIC OPPORTUNITIES FUND - B               POPB         B         811165653             SBPOX
  674      SS    SCUDDER LATIN AMERICA FUND - B                       LAFB         B         811165729             SLAOX
  675      SS    SCUDDER GLOBAL BIOTECHNOLOGY FUND-B                  GBTB         B         251555603             DBBBX
  676      SS    SCUDDER EMG MARKETS INCOME FUND-B                    EMIB         B         378947790             SZEBX
  677      SS    SCUDDER GREATER EUROPE GROWTH FUND - B               GEGB         B         811165687             SERBX
  678      SS    SCUDDER U.S. BOND INDEX-B                       Not available     B            N/A                 N/A
  679      SS    SCUDDER EMERGING MARKETS GROWTH FUND-B               EMGB         B         811165752             SEKBX
  680      SS    SCUDDER PATHWAY CONSERVATIVE PORT-B                   PCB         B         811189869             SUCBX
  681      SS    SCUDDER PATHWAY MODERATE PORTFOLIO-B                  PMB         B         811189836             SPDBX
  682      SS    SCUDDER PATHWAY GROWTH PORTFOLIO-B                    PGB         B         811189794             SUPBX
  683      SS    SCUDDER MID CAP FUND-B                               MDCB         B         055922496             SMCBX
  686      SS    EUROPEAN MID-CAP FUND CLASS-B                        EMCB         B         251555793             FEMBX

  647          04-3314841         Scudder           1            06222001                       11112002
  649          13-2578688         Scudder           1            02092001
  650          22-3172951         Scudder           1            12032001
  651          04-3403411         Scudder           1            12292000
  652          04-3403410         Scudder           1            12292000
  659          23-2905983        Deutsche           5       Converted as clsd      08192002
  660          23-2905978         Scudder           1            08192002
  661          13-3605419         Scudder           1            06152001
  662          23-2905984        Deutsche           5       Converted as clsd      08192002
  663          04-6013018         Scudder           1            06222001
  664          04-2212654         Scudder           1            12292000
  665     Not available yet       Scudder       Not estab        Q4/2002
  666          04-6396607         Scudder           1            02092001
  668          13-2827803         Scudder           1            12292000
  669          04-3119638         Scudder           1            12292000
  670          23-2748252         Scudder           1            08192002
  671          04-3203566         Scudder           1            06282002
  672     Not available yet       Scudder       Not estab        Q4/2002
  673          13-7005469         Scudder           1            05282001
  674          13-7005470         Scudder           1            05282001
  675          52-2295447         Scudder           1            08192002
  676          13-3747314         Scudder           1            06182001
  677          13-3788234         Scudder           1            03192001
  678     Not available yet       Scudder       Not estab        Q4/2002
  679          13-3874268         Scudder           1            06182001
  680          04-3255566         Scudder           1            12292000
  681          04-3255567         Scudder           1            12292000
  682          04-3255565         Scudder           1            12292000
  683          04-3167380         Scudder           1            06282002
  686          23-2905976        Deutsche           5       Converted as clsd      08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  689      SS    SCUDDER MICRO CAP FUND-B                             MCCB         B         61735K448             SMFBX
  693      SS    SCUDDER FIXED INCOME FUND-B                          FIFB         B         61735K414             SFXBX
  694      SS    GLOBAL EQUITY FUND-CLASS B                           GLEB         B         055922561             DBGBX
  695      SS    GLOBAL TECHNOLOGY FUND-CLASS B                       GLTB         B         251555868             DBTBX
  698      SS    SCUDDER CAPITAL GROWTH FUND - B                      CGRB         B         460965734             SDGBX
  699      SS    SCUDDER INTERNATIONAL SELECT EQTY-B                  ISEB         B         61735K471             DBIBX
  700      SS    SCUDDER CASH RESERVE PRIME SHARES-C                  CRPC         C         251521100             FCRXX
  701      FF    FARMERS INCOME PORTFOLIO-B                           FIFB         B         309622207             FINBX
  702      FF    FARMERS INCOME WITH GROWTH PORTFOLIO-B               FIGB         B         609622405             FIGRB
  703      FF    FARMERS BALANCED PORTFOLIO-B                         FBLB         B         309622603             FBLNB
  704      FF    FARMERS GROWTH WITH INCOME PORTFOLIO-B               FGIB         B         309622884             FGWIB
  705      FF    FARMERS GROWTH PORTFOLIO-B                           FGFB         B         309622801             FGRBX
  706      SS    SCUDDER TOP 50 US FUND-C                             T5UC         C         251555652             FCUSX
  707      SS    SCUDDER GLOBAL FUND-C                                GLOC         C         378947832             SGQCX
  708      SS    SCUDDER GROWTH OPPORTUNITY FUND-C                    GOPC         C         251555827             DBGPX
  709      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-C                 FEPC         C         33832P406             FEPCX
  710      SS    SCUDDER SELECT 500 FUND-C                            SSFC         C         920390796             OUTCX
  711      SS    SCUDDER SELECT 1000 GROWTH FUND-C                    SSGC         C         920390762             SOGCX
  712      SS    SCUDDER MASS TAX FREE FUND-C                         MATC         C         811184878             SQMCX
  713      SS    SCUDDER DIVIDEND AND GROWTH FUND - C                 D&GC         C         460965635             SNNCX
  715      SS    SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B          FVBC         C         33832R501             FVBCX
  717      SS    SCUDDER TOTAL RETURN BOND FUND-C                Not available     C            N/A                 N/A
  718      SS    SCUDDER PRESERVATION PLUS INCOME FUND - C            PPIC         C     Not available yet   Not available yet
  719      SS    SCUDDER GOLD FUND-C                                  SGFC         C         810904508             SGDCX
  720      SS    SCUDDER INTERNATIONAL EQUITY FUND-C                  IEQC         C         055922520             DBCIX
  722      SS    SCUDDER SHORT TERM BOND FUND-C                       STBC         C         810902296             SZBCX
  723      SS    GLOBAL FINANCIAL SERVICES FUND-CLASS C               GFNC         C         251555306             DBFCX
  725      SS    SCUDDER RREEF REAL ESTATE SECURITIES-C               REFC         C         81119P300             RRRCX
  732      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-C                  FCMC         C         338331606             FTICX
  733      SS    TOP 50 WORLD FUND-CLASS C                            T5WC         C         251555629             FLWCX

  689          23-2854707         Scudder           1            06282002
  693          23-2790718         Scudder           1            06282002
  694          52-2281490        Deutsche           5       Converted as clsd      08192002
  695          52-2295442        Deutsche           5       Converted as clsd      08192002
  698          13-3218716         Scudder           1            02092001
  699          23-2748259         Scudder           1            08192002
  700          52-1223991         Scudder           3            08192002          08192002
  701          04-3446537         Farmers           2            02161999           To 680                 04062001
  702          04-3446524         Farmers           2            02161999           To 681                 04062001
  703          04-3446520         Farmers           2            02161999           To 681                 04062001
  704          04-3446533         Farmers           2            02161999           To 681                 04062001
  705          04-3446528         Farmers           2            02161999           To 682                 04062001
  706          23-2905985         Scudder           1            08192002
  707          13-3370518         Scudder           1            06182001
  708          55-2284712         Scudder           2            08192002          10312002
  709          52-1912412         Scudder           1            08192002
  710          06-1539758         Scudder           1            07062001
  711          06-1539760         Scudder           3            07062001          11252002
  712          04-6569226         Scudder           1            07062001
  713          04-3419781         Scudder           2            03192001          05172002
  715          52-1772203         Scudder           1            08192002
  717          52-2267378         Scudder       Not estab        Q4/2002
  718         25-1816278          Scudder           2            01312003
  719          04-3023610         Scudder           1            07062001
  720          52-6297057         Scudder           1            08192002
  722          04-6569250         Scudder           1            06222001
  723          52-2295445        Deutsche           5       Converted as clsd      08192002
  725          36-7287452         Scudder           1            09032002
  732          52-1319644         Scudder           1            08192002
  733          23-2905982        Deutsche           5       Converted as clsd      08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  739      SS    SCUDDER SMALL COMPANY STOCK FUND - C                 SCSC         C         251555629             SZCCX
  745      SS    SCUDDER MEDIUM-TERM TAX-FREE FUND - C                MTFC         C         811236801             SZMCX
  747      SS    SCUDDER HIGH INCOME OPPORTUNITY FUND-C               HIOC         C         811192822             SYOCX
  749      SS    SCUDDER LARGE COMPANY VALUE FUND - C                 LCVC         C         920390846             SDVCX
  750      SS    SCUDDER SMALL COMPANY VALUE FUND-C                   SOVC         C         811196690             SACUX
  751      SS    SCUDDER TECHNOLOGY INNOVATION-C                       TIC         C         811196740             SRICX
  752      SS    SCUDDER HEALTH CARE FUND-C                            HCC         C         811196781             SUHCX
  759      SS    TOP 50 EUROPE FUND-CLASS C                           T5EC         C         251555686             FLECX
  760      SS    SCUDDER JAPANESE EQUITY FUND-C                       JAEC         C         251555751             FJECX
  761      SS    SCUDDER GLOBAL BOND FUND-C                           GLBC         C         378947758             SZGCX
  762      SS    TOP 50 ASIA FUND-CLASS C                             T5AC         C         251555728             FCASX
  763      SS    SCUDDER INCOME FUND-C                                INCC         C         811192871             SZICX
  764      SS    SCUDDER GROWTH AND INCOME-C                          G&IC         C         460965593             SUWCX
  765      SS    SCUDDER EQUITY 500 INDEX-C                      Not available     C            N/A                 N/A
  766      SS    SCUDDER MANAGED MUNICIPAL BOND FUND - C              MMBC         C         811170877             SMLCX
  768      SS    SCUDDER INTERNATIONAL FUND-C                         INTC         C         811165786             SUICX
  769      SS    SCUDDER LARGE CO GROWTH FUND-C                       LCGC         C         460965676             SGGCX
  770      SS    SCUDDER EUROPEAN EQUITY FUND-C                       EUQC         C         61735K497             DBECX
  771      SS    SCUDDER SMALL CAP FUND-C                             SMCC         C         055922454             SSDCX
  772      SS    SCUDDER EAFE EQUITY INDEX-C                     Not available     C            N/A                 N/A
  773      SS    SCUDDER PACIFIC OPPORTUNITIES FUND - C               POPC         C         811165646             SPCCX
  774      SS    SCUDDER LATIN AMERICA FUND - C                       LAFC         C         811165711             SLAPX
  775      SS    SCUDDER GLOBAL BIOTECHNOLOGY FUND-C                  GBTC         C         251555702             DBBCX
  776      SS    SCUDDER EMG MARKETS INCOME FUND-C                    EMIC         C         378947782             SZECX
  777      SS    SCUDDER GREATER EUROPE GROWTH FUND - C               GEGC         C         811165679             SERCX
  778      SS    SCUDDER U.S. BOND INDEX-C                       Not available     C            N/A                 N/A
  779      SS    SCUDDER EMERGING MARKETS GROWTH FUND-C               EMGC         C         811165745             SEKCX
  780      SS    SCUDDER PATHWAY CONSERVATIVE PORT-C                   PCC         C         811189851             SUCCX
  781      SS    SCUDDER PATHWAY MODERATE PORTFOLIO-C                  PMC         C         811189828             SPDCX
  782      SS    SCUDDER PATHWAY GROWTH PORTFOLIO-C                    PGC         C         811189786             SUPCX

  739          04-3343995         Scudder           1            02092001
  745          04-3102993         Scudder           1            02092001
  747          04-3314841         Scudder           1            06222001                       11112002
  749          13-2578688         Scudder           1            02092001
  750          22-3172951         Scudder           1            12032001
  751          04-3403411         Scudder           1            12292000
  752          04-3403410         Scudder           1            12292000
  759          23-2905983         Scudder           5       Converted as clsd      08192002
  760          23-2905978         Scudder           1            08192002
  761          13-3605419         Scudder           1            06152001
  762          23-2905984        Deutsche           5       Converted as clsd      08192002
  763          04-6013018         Scudder           1            06222001
  764          04-2212654         Scudder           1            12292000
  765     Not available yet       Scudder       Not estab        Q4/2002
  766          04-6396607         Scudder           1            06112001
  768          13-2827803         Scudder           1            12292000
  769          04-3119638         Scudder           1            12292000
  770          23-2748252         Scudder           1            08192002
  771          04-3203566         Scudder           1            06282002
  772     Not available yet       Scudder       Not estab        Q4/2002
  773          13-7005469         Scudder           1            05282001
  774          13-7005470         Scudder           1            05282001
  775          52-2295447         Scudder           1            08192002
  776          13-3747314         Scudder           1            06182001
  777          13-3788234         Scudder           1            03192001
  778     Not available yet       Scudder       Not estab        Q4/2002
  779          13-3874268         Scudder           1            06182001
  780          04-3255566         Scudder           1            12292000
  781          04-3255567         Scudder           1            12292000
  782          04-3255565         Scudder           1            12292000

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  783      SS    SCUDDER MID CAP FUND-C                               MDCC         C         055922488             SMCCX
  786      SS    EUROPEAN MID-CAP FUND -CLASS C                       EMCC         C         251555785             FEMCX
  789      SS    SCUDDER MICRO CAP FUND-C                             MCCC         C         61735K430             SMFCX
  793      SS    SCUDDER FIXED INCOME FUND-C                          FIFC         C         61735K398             SFXCX
  794      SS    GLOBAL EQUITY FUND-CLASS C                           GLEC         C         055922553             DBBCX
  795      SS    GLOBAL TECHNOLOGY FUND-CLASS C                       GLTC         C         251555850             DBTCX
  798      SS    SCUDDER CAPITAL GROWTH FUND - C                      CGRC         C         460965726             SDGCX
  799      SS    SCUDDER INTERNATIONAL SELECT EQTY-C                  ISEC         C         61735K463             DBICX
  800      SS    DEUTSCHE TOP 50 US                                   T50U        N/A        DEU545791              N/A
  801      NK    SCUDDER US RESERVE FUND                              SUSR        N/A        L8174W695              N/A
  803      SS    CONNECTICUT TAX-EXEMPT CASH FUND                     CTTX        N/A        761104306             RCOXX
  804      SS    MASSACHUSETTS TAX-EXEMPT CASH FUND                   MSTX        N/A        761104405             RMEXX
  805      SS    VIRGINIA TAX-EXEMPT CASH FUND                        VATX        N/A        761104827              N/A
  806      SS    OHIO TAX-EXEMPT CASH FUND                            OHTX        N/A        761104850              N/A
  808      SS    SCUDDER MID CAP FUND-INV                             MDCV        INV        055922819             BTCAX
  809      SS    SCUDDER MICRO CAP FUND-INV                           MCCV        INV        61735K778             MMFSX
  810      SS    SCUDDER US RESERVE FUND-OMNIBUS                      USRO        N/A           N/A                 N/A
  811      SS    DEUTSCHE TAX FREE SERIES FUND-INV               Not available    INV           N/A                 N/A
  812      SS    SCUDDER LIFECYCLE LONG RANGE FUND-INV                LLRV        INV        055922843             BTILX
  813      SS    SCUDDER LIFECYCLE MID RANGE FUND-INV                 LMRV        INV        055922835             BTLRX
  814      SS    SCUDDER LIFECYCLE SHORT RANGE FUND-INV               LSRV        INV        055922827             BTSRX
  815      SS    SCUDDER EQUITY 500 INDEX FUND-INV                    EIXV        INV        055847107             BTIEX
  816      SS    SCUDDER FIXED INCOME FUND-INV                        FIFV        INV        61735K760             MFISX
  817      SS    QUALITY CASH RESERVE-INST                       Not available    INST          N/A                 N/A
  818      SS    SCUDDER MUNICIPAL BOND FUND-INV                      MUBV        INV        61735K737             MMBSX
  819      SS    SCUDDER SHORT TERM MUNICIPAL BOND-INV                STMV        INV        61735K729             MSMSX
  820      SS    SCUDDER INTERNATIONAL EQUITY FUND-INV                IEQV        INV        055922868             BTEQX
  821      SS    SCUDDER SMALL CAP FUND-INV                           SMCV        INV        055922769             BTSCX
  822      SS    SCUDDER PRESERVATION PLUS INCOME-INV                 PPIV        INV        055922660             DBPIX
  823      SS    SCUDDER PRESERVATION PLUS FUND-INV                    PPV        INV        055847834             BTPSX

  783          04-3197380         Scudder           1            06282002
  786          23-2905976        Deutsche           5       Converted as clsd      08192002
  789          23-2854707         Scudder           1            06282002
  793          23-2790718         Scudder           1            06282002
  794          52-2281490        Deutsche           5       Converted as clsd      08192002
  795          52-2295442        Deutsche           5       Converted as clsd      08192002
  798          13-3218716         Scudder           1            02092001
  799          23-2748259         Scudder           1            08192002
  800             N/A         Deutsche-Offshr       1            08192002
  801             N/A               RPS             1            01141999
  803          13-6908895       Outside CPG         1            03012000
  804          13-3544504       Outside CPG         1            03012000
  805          13-3916324       Outside CPG         1            03012000
  806          13-3901451       Outside CPG         1            03012000
  808          04-3167380         Scudder           1            08192002
  809          23-2854707         Scudder           1            08192002
  810             N/A           Outside CPG         1            02012000
  811     Not available yet      Deutsche       Not estab        Phase II
  812          04-3172238         Scudder           1            08192002
  813          04-3172239         Scudder           1            08192002
  814          04-3172242         Scudder           1            08192002
  815          04-3148788         Scudder           1            08192002
  816          23-2790718         Scudder           1            08192002
  817     Not available yet      Deutsche       Not estab        Phase II
  818          23-2790715         Scudder           1            08192002
  819          23-2790716         Scudder           1            08192002
  820          04-3148827         Scudder           1            08192002
  821          04-3203501         Scudder           1            08192002
  822          25-1816278         Scudder           1            08192002
  823          23-2872025         Scudder           1            08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  824      SS    SCUDDER HIGH INCOME PLUS-INV                         HIPV        INV        61735K596             MGHVX
  825      SS    DEUTSCHE TREASURY SERIES FUND-INV               Not available    INV           N/A                 N/A

  826      SS    SCUDDER QUANTITATIVE EQ FUND-INV                     QNTV        INV        055922652             DBQVX
  834      SS    DEUTSCHE CASH MANAGEMENT FUND-INV                    CMGV        INV        055922108             BCSXX
  835      SS    DEUTSCHE TREASURY MONEY FUND-INV                     TRMT        INV        055922405             BTTXX
  838      SS    DEUTSCHE MONEY MARKET FUND-INV                       MMIV        INV        055847206             BPYXX
  839      SS    DEUTSCHE TAX FREE FUND-INV                           TFMI        INV        055922306             BTXXX
  844      SS    DEUTSCHE NY TAX FREE FUND-INV                        NYTV        INV        055922207             BNYXX
  854      SS    DEUTSCHE PRIME SERIES FUND-INV                  Not available    INV           N/A                 N/A
  890      SS    SCUDDER EUROPEAN EQUITY FUND-INV                     EUQV        INV        61735K679             MEUVX
  891      NK    SCUDDER INTERNATIONAL FUND                           SCIF        N/A        488989104              N/A
  897      NK    SCUDDER STABLE VALUE FUND II                         SVII        N/A           N/A                 N/A
  898      NK    SCUDDER STOCK INDEX FUND II                          SSIF        N/A           N/A                 N/A
  899      NK    SCUDDER INTERNATIONAL SELECT EQTY-INV                ISEV        INV        61735K695             MGIVX
  901      DG    TEST EQUITY FUND-A                                  TEQ-A         A         TEST00901              TEST
  902      DG    TEST TOTAL RETURN-A                                  TEST         A         TEST00902              TEST
  903      DG    TEST GROWTH FUND-A                                   TEST         A         TEST00903              TEST
  906      DG    TEST MONEY MARKET FUND                              TSTMM        N/A        TEST00906              N/A
  907      DG    TEST DAILY ACCRUAL FUND-A                           TDA-A         A         TEST00907              TEST
  911      DI    TEST FARMERS MONEY FUND                              TEST        N/A        TEST00911              TEST
  917      DG    TEST CPG FUND                                       T CPG        N/A        0917DTGDG              N/A
  921      DG    TEST EQUITY FUND-B                                  TEQ-B         B         TEST00921              TEST
  922      DG    TEST M CLASS FUND                                    TEST        N/A        TEST00922              TEST
  923      DG    TEST GROWTH FUND-B                                   TEST         B         TEST00923              TEST
  927      DG    TEST DAILY ACCRUAL FUND-B                           TDA-B         B         TEST00927              TEST
  929      DG    TEST CA TAX FREE-B                                   TEST         B         TEST00929              TEST
  931      DG    TEST EQUITY FUND-C                                  TEQ-C         C         TEST00931              TEST
  933      DG    TEST GROWTH FUND-C                                   TEST         C         TEST00933              TEST
  937      DG    TEST DAILY ACCRUAL FUND-C                           TDA-C         C         TEST00937              TEST
  942      DI    TEST FARMERS EQUITY-A                                TEST         A         TEST00942              TEST

  824          23-2954039         Scudder           1            08192002                       08082002
  825     Not available yet       Scudder       Not estab        Phase II
                                                                                 12/31/02 for
  826          06-1539484         Scudder           3            08192002       all purchases
  834          43-1487264        Deutsche           1            08192002
  835          43-1487263        Deutsche           1            08192002
  838          04-3148786        Deutsche           1            08192002
  839          13-3387014        Deutsche           1            08192002
  844          43-1487262        Deutsche           1            08192002
  854     Not available yet      Deutsche       Not estab        Phase II
  890          23-2748252         Scudder           1            08192002
  891             N/A               RPS             2            04011996          04032000
  897             N/A               RPS             1            12081997
  898             N/A               RPS             1            12081997
  899          23-2748259         Scudder           1            08192002
  901             N/A              Test             1            08291996
  902             N/A              Test             1            04122001
  903             N/A              Test             1            04122001
  906             N/A              Test             1            08291996
  907             N/A              Test             1            04201976
  911             N/A              Test             1            03122001
  917             N/A              Test             1            08291996
  921             N/A              Test             1            05311994
  922             N/A              Test             1            08182000
  923             N/A              Test             1            03122001
  927             N/A              Test             1            08291996
  929             N/A              Test             1            04122001
  931             N/A              Test             1            05311994
  933             N/A              Test             1            04122001
  937             N/A              Test             1            08291996
  942             N/A              Test             1            03122001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  946      DG    TEST YIELDWISE FUND                                 T CAT        N/A        TEST00946              N/A
  951      DI    TEST EQUITY FUND-I                                  TEQ-I         I            N/A                 TEST
  956      DI    TEST MONEY MARKET FUND-I                            TSTMM         I            N/A                 TEST
  957      DI    TEST DAILY ACCRUAL FUND-I                           TDA-I         I            N/A                 TEST
  963      DI    TEST FARMERS EQUITY-B                                TEST         B         TEST00963              TEST
  964      DI    TEST FARMERS GROWTH W/INCOME-B                       TEST         B         TEST00964              TEST
  965      DI    TEST FARMERS GROWTH-B                                TEST         B         TEST00965              TEST
  974      DG    TEST CASH RESERVE FUND-B                             TEST         B            N/A                 TEST
  980      DI    PNC TEST TREASURY TRUST FUND-DOLLAR SHARES           TTDS        N/A           N/A                 N/A
  981      DG    SCUDDER TEST FLAG INVESTORS COMMUNCTNS-A             TCMA        N/A           N/A                TTISH
  982      DG    SCUDDER TEST FLAG INVESTORS COMMUNCTNS-B             TCMB        N/A           N/A                TTEBX
  983      DG    SCUDDER TEST FLAG INVESTORS COMMUNCTNS-C             TCMC        N/A           N/A                TFTIC
  984      DG    DEUTSCHE TEST TREASURY MONEY FUND - INST             TMYT        N/A           N/A                TTBTR
  985      DG    SCUDDER TEST EQUITY 500 INDX FD - PRMR               TIXP        N/A           N/A                TTIIX
  986      DG    DEUTSCHE TEST CASH MANAGEMENT FUND - INV             TMGV        N/A           N/A                TBCSC
  987      DG    SCUDDER TEST EQUITY 500 INDEX FD - INV               TIXV        N/A           N/A                TTEIX
  988      DG    DEUTSCHE TEST TOP 50 US                              T5OU        N/A           N/A                 N/A
  989      DG    DEUTSCHE TEST MANAGED DOLLAR                         TDAS        N/A           N/A                 N/A
                 SCUDDER TEST INTERNATIONAL SELECT EQTY -
  990      DG    INST                                                 TSET        N/A           N/A                TTMGI
  162*     SW    SWC VENTURE ACCESS FUND - CLASS A                    SWVA         A         81123K107         Not available
  225*     SS    KEMPER DISCIPLINED 500 EQUITY FUND-B                 KDEB         B            N/A                KDEBX
  125*     SS    KEMPER DISCIPLINED 500 EQUITY FUND-A                 KDEA         A            N/A                KDEAX
  139*     SS    KEMPER DISCIPLINED 1000 GROWTH FUND-A                KDGA         A            N/A                KDGAX
  140*     SS    KEMPER DISCIPLINED 1000 VALUE FUND-A                 KDVA         A            N/A                KDVAX
  171*     SW    SWC ENTREPRENEURS FUND - CLASS O                     SWEO         O         811239201         Not available
  239*     SS    KEMPER DISCIPLINED 1000 GROWTH FUND-B                KDGB         B            N/A                KDGBX
  240*     SS    KEMPER DISCIPLINED 1000 VALUE FUND-B                 KDVB         B            N/A                KDVBX
  325*     SS    KEMPER DISCIPLINED 500 EQUITY FUND-C                 KDEC         C            N/A                KDECX
  340*     SS    KEMPER DISCIPLINED 1000 VALUE FUND-C                 KDVC         C            N/A                KDVCX
  402*     SS    EMERGING GROWTH FUND-BIAT                            EMRB        N/A           N/A                 N/A

  946             N/A              Test             1            08291996
  951             N/A              Test             1            05311994
  956             N/A              Test             1            08291996
  957             N/A              Test             1            08291996
  963             N/A              Test             1            03122001
  964             N/A              Test             1            03122001
  965             N/A              Test             1            03122001
  974             N/A              Test             1            02082001
  980             N/A              Test            N/A        Prged 08032002
  981             N/A              Test            N/A        Prged 08032002
  982             N/A              Test            N/A        Prged 08032002
  983             N/A              Test            N/A        Prged 08032002
  984             N/A              Test            N/A        Prged 08032002
  985             N/A              Test            N/A        Prged 08032002
  986             n/a              TEST            N/A        Prged 08032002
  987             N/A              TEST            N/A        Prged 08032002
  988             N/A              TEST            N/A        Prged 08032002
  989             N/A              Test            N/A        Prged 08032002

  990             N/A              Test            N/A        Prged 08032002
  162*         91-2096331      Scudder Weisel       5        Did not go live
  225*       Never assigned       Kemper            5        Did not go live
  125*       Never assigned       Kemper            5        Did not go live
  139*       Never assigned       Kemper            5        Did not go live
  140*       Never assigned       Kemper            5        Did not go live
  171*         91-2096365      Scudder Weisel       5        Did not go live
  239*       Never assigned       Kemper            5        Did not go live
  240*         36-4265535         Kemper            5        Did not go live
  325*       Never assigned       Kemper            5        Did not go live
  340*       Never assigned       Kemper            5        Did not go live
  402*         52-1546589        Deutsche           5        Did not convert       08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

  497*     SS    SHORT INTERMEDIATE INCOME-A                          SIIA         A         82524T101             FLINX
  527*     SS    SHORT INTERMEDIATE INCOME-INST                       SIIT        INST       33833H205             FLSIX
  547*     SS    SCUDDER TOTAL RETURN BOND FUND-PRMR                  TRBP        PRMR          N/A                DBTRX
  584*     SS    SCUDDER MID CAP VALUE FUND-I                         MCVI         I            N/A                 N/A
  614*     SS    EMERGING GROWTH FUND-B                               EMRG         B         29089S309             FLEBX
  714*     SS    EMERGING GROWTH FUND-C                               EMEG         C         29089S408             FCEGX
  724*     SS    SCUDDER REAL ESTATE SECURITIES-C                     RESC         C            N/A                 N/A
  339*     SS    KEMPER DISCIPLINED 1000 GROWTH FUND-C                KDGC         C            N/A                KDGCX
  414*     SS    EMERGING GROWTH FUND-A                               EMRG         A            N/A                FLEGX
  514*     SS    EMERGING GROWTH FUND-INST                            INEG        INST       33832K308             FLIEX
  517*     SS    SCUDDER TOTAL RETURN BOND FUND-INST                  TRBT        INST          N/A                DBTRX

  497*         521724924         Deutsche           5        Did not convert       08192002
  527*         52-1724924        Deutsche           5        Did not convert       08192002
  547*         52-2267378         Scudder           5            Q4/2002
  584*        Not assigned        Scudder           5        Did not go live
  614*         52-1546589        Deutsche           5        Did not convert       08192002
  714*         52-1546589        Deutsche           5        Did not convert       08192002
  724*         52-1879843         Scudder           5           10/2002 ?
  339*       Never assigned       Kemper            5        Did not go live
  414*         52-1546589        Deutsche           5        Did not convert       08192002
  514*         52-1546589        Deutsche           5        Did not convert       08192002
  517*         52-2267378         Scudder           5            Q4/2002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

B. DFQ List - Funds

         Mgmt                                                    Short   Share
Fund #    Co                   Fund Long Name                    Name    Class      CUSIP
----------------------------------------------------------------------------------------------
  2       SB    SCUDDER TEST SMALL CO VALUE- CLASS S              SB02     S       74430D109
  3       SB    SSC TEST SHARELOT FUND-COPY FUND 74               SB03    N/A         N/A
  4       SB    SCUDDER TEST SHORT TERM BOND-CLASS S              SB04     S       74430D107
  5       SB    SCUDDER TEST SCIT-CLASS S                         SDTL     S       74430D106
  6       SD   -SCUDDER GNMA FUND                                 GNMA    N/A      81114V104
  7       SD    GLOBAL FUND - CLASS S                             SDGF     S       378947204
  8       SD    HIGH YIELD TF BOND-CLASS S                        HYTF     S       811170208
 10       SD    GLOBAL DISCOVERY-CLASS S                          SD10     S       378947501
 11       TF    SCUDDER TEST FUND # 11-CLASS AARP                 TF11    AARP     811150903
 12       SD    MASS. TAX FREE-CLASS S                            MASS     S       811184308
 13       SD    SCUDDER OHIO TAX FREE FUND                        OHIO    N/A      811184407
 14       SB    SCUDDER TEST SCIT-CLASS AARP                      SB14    AARP     74430D105
 15       SD    SCUDDER PENNSYLVANIA TAX FREE FUND                PENN    N/A      811184506
 16       SD    SCUDDER EQUITY INCOME FUND                        EQUI    N/A      811116201
 17       AA    AARP BOND FUND FOR INCOME                         AA17    AARP     00036M307
 18       SD    SCUDDER INTERNATIONAL BOND FUND                   SDIB    N/A      378947303
 19       SD    SCUDDER GOLD & PRECIOUS METALS FUND-S             GLDS     S       810904102
 20       LF    LAZARD EQUITY PORTFOLIO                           EQUI    N/A    Not available
 21       LF    LAZARD SPECIAL EQUITY PORTFOLIO                   EQUI    N/A    Not available
 22       SD    SHORT TERM BOND-CLASS S                           STBF     S       810902205
 23       SD    SCUDDER MMKT SERIES: MANAGED SHS                  SD23    N/A      81118P202
 24       SD    SCUDDER GOVT MMKT SERIES: MANAGED SHS             SD24    N/A      811149103
 25       SD    SCUDDER T-F MMKT SERIES: MANAGED SHS              SD25    N/A      811149301
 26       LF    INSTITUTIONAL CASH PORTFOLIO                      INCP    N/A      811161405
 27       LF    INSTITUTIONAL GOVERNMENT PORTFOLIO                INGP    N/A      811161207
 28       LF    INSTITUTIONAL TAX-FREE PORTFOLIO                  INTP    N/A      811161504
 29       LF    INSTITUTIONAL FEDERAL PORTFOLIO                   INFP    N/A      811161108
 30       LF    INSTITUTIONAL PRIME PORTFOLIO                     INPP    N/A      811161306
 31       SD    SCUDDER ZERO COUPON 1995 FUND                     ZR95    N/A     8111237205
 32       SD    INST INTL EQ BARRETT INTL SHRS                    LF32    N/A      811161884

                                         Open/Closed                Closed
Fund #    QUOTRON            TIN            Status     Live Date   For/Date   Change Date   Merge Date
-------------------------------------------------------------------------------------------------------
  2           N/A             N/A         TEST-Open     01011900
  3           N/A             N/A         TEST-Open     01011900
  4           N/A             N/A         TEST-Open     01011900
  5           N/A             N/A         TEST-Open     11151990
  6          SGINX         04-6531166       Closed      07051985                 to 393     07142000
  7          SCOBX         13-3370518        Open       08061986
  8          SHYTX         04-6569215        Open       01221987
 10          SGSCX         13-3628802        Open       09101991
 11           N/A             N/A         TEST-Open     01011900
 12          SCMAX         04-6569226        Open       05281987
 13          SCOHX         04-6569225       Closed      05281987
 14           N/A             N/A         TEST-Open     03251900
 15          SCPAX         04-6569216       Closed      05281987   09201999
 16      Not available   Not available      Closed      01011900
 17          AABIX         04-3343991       Closed      02011997                 to 163     07282000
 18          SCIBX         06-1242106       Closed      07061988                 to 61      09222000
 19          SCGDX         04-3023610        Open       09021988                3/1/2002
 20      Not available   Not available      Closed      01011990
 21      Not available   Not available      Closed      01011990
 22          SCSTX         04-6569250        Open       04021984
 23          MCAXX         13-3044597        Open       01121981
 24          MGOXX         13-3083164       Closed      01121981
 25          MGTXX         13-3120601       Closed      01121981       1999
 26      Not available     13-3393763       Closed      04171989
 27      Not available     13-3393761       Closed      04171989
 28      Not available     13-3393766       Closed      04171989
 29      Not available   Not available      Closed      01011990
 30      Not available   Not available      Closed      01011990
 31      Not available   Not available      Closed      01011900
 32      Not available     22-6658961       Closed      01011900

          DFQ Funds are not on the Surrounds

 34       LF    MANAGED FEDERAL SECURITIES FUND                   MFSF    N/A      811149806
 35       LF    MANAGED INTERMEDIATE GOVERNMENT PORTFOLIO         MIGF    N/A      811149889
 36       LF    LAZARD GLOBAL EQUITY PORTFOLIO                    LF36    N/A    Not available
 37       LF    LAZARD BANTAM VALUE PORTFOLIO                     LF37    N/A    Not available
 38       LF    LAZARD EMERGING WORLD FUNDS PORTFOLIO             LF38    N/A    Not available
 39       AA    AARP SMALL COMPANY STOCK FUND                     AA39    AARP     00036J700
 40       AA    AARP US STOCK INDEX FUND                          AA40    AARP     00036J502
 41       SD    SCUDDER MASS LIMITED TERM TAX FREE FD             SD41    N/A      811209105
 42       SD    NEW YORK TAX FREE-CLASS S                         SD42     S       811184100
 43       SD    CALIFORNIA TF-CLASS S                             SD43     S       811115104
 44       SD    SCUDDER LIMITED TERM TAX FREE FUND                SD44    N/A      81123Q104
 45       SD    MEDIUM TERM TF-CLASS S                            SD45     S       811236207
 46       SD    SCUDDER TAX FREE TARGET 1993 PORTFOLIO            SD46    N/A      811236306
 47       SD    HIGH INCOME OPPORTUNITY FUND-CLASS S              SD47     S       811192301
 48       SD    SCUDDER MICRO CAP FUND                            SD48    N/A      811196302
 49       SD    LARGE CO VALUE-CLASS S                            SD49     S       920390507
 50       SD    21ST CENTURY GROWTH-CLASS S                       SD50     S       811196401
 51       LF    LAZARD INT'L FIXED-INCOME PORTFOLIO               LIFP    N/A    Not available
 52       LF    LAZARD BOND PORTFOLIO                             LF52    N/A    Not available
 53       LF    LAZARD STRATEGIC YIELD PORTFOLIO                  LF53    N/A    Not available
 54       LF    LAZARD INTERNATIONAL EQUITY PORTFOLIO             LF54    N/A    Not available
 55       LF    LAZARD SMALL CAP PORTFOLIO                        LF55    N/A    Not available
 56       LF    LAZARD EMERGING MARKETS PORTFOLIO                 LF56    N/A    Not available
 57       LF    LAZARD INT'L SMALL CAP PORTFOLIO                  LF57    N/A    Not available
 58       SD    CLASSIC GROWTH FUND-SCUDDER SHARES                SD58     S       460965106
 59       SD    US TREASURY MONEY FUND-CLASS S                    USTM     S       81123P106
 60       SD    LARGE COMPANY GROWTH FUND-CLASS S                 SD60     S       460965700
 61       SD    GLOBAL BOND FUND-CLASS S                          SD61     S       378947402
 62       SD    BALANCED FUND-CLASS S                             SD62     S       811192202
 63       SD    INCOME FUND-CLASS S                               SD63     S       811192103
 64       SD    GROWTH & INCOME FUND-CLASS S                      SD64     S       460965882
 65       SD    CASH INVESTMENT TRUST-CLASS S                     SD65     S       811118108
 66       SD    SCUDDER MANAGED MUNICIPAL BOND FUND-CLASS S       SD66     S       811170109
 67       SD    DEVELOPMENT FUND-CLASS S                          SD67     S       811196104
 68       SD    INTERNATIONAL FUND-CLASS S                        SD68     S       811165109
 69       SD    JAPAN FUND INC-CLASS S                            JPNF     S       471070102

 34      Not available   Not available      Closed      07171991
 35      Not available   Not available      Closed      01181993
 36      Not available   Not available      Closed      01011900
 37      Not available   Not available      Closed      01011900
 38      Not available   Not available      Closed      01011900
 39          ASCSX         04-3343995       Closed      02011997
 40          AUSSX         04-3343989       Closed      02011997                 to 201     09082000
 41          SMLFX         04-3217145       Closed      02151994                 to 12      07282000
 42          SCYTX         04-2794035       Closed      07221983
 43          SCTFX         04-2794034       Closed      07221983
 44          SCLTX         04-3217142       Closed      02151994                 to 45      07282000
 45          SCMTX         04-3102993        Open       04121983
 46      Not available   Not available      Closed      01011900
 47          SHBDX         04-3314841        Open       06281996                11112002
 48          SCMCX         04-3323036       Closed      07181996                 to 139     07142000
 49          SCDUX         13-2578688        Open       11211966
 50          SCTGX         04-3323038        Open       09091996
 51      Not available   Not available      Closed      01011900
 52      Not available   Not available      Closed      01011900
 53      Not available   Not available      Closed      01011900
 54      Not available   Not available      Closed      01011900
 55      Not available   Not available      Closed      01011900
 56      Not available   Not available      Closed      01011900
 57      Not available   Not available      Closed      01011900
 58          SCCGX         04-3323039       Closed      09091996                            06252001
 59          SCGXX         04-6444979        Open       11231981
 60          SCQGX         04-3119638        Open       05151991
 61          SSTGX         13-3605419        Open       03011991
 62          SCBAX         04-3174736        Open       01041993
 63          SCSBX         04-6013018        Open       04241928
 64          SCDGX         04-2212654        Open       05311929
 65          SCTXX         04-6385894        Open       07231976
 66          SCMBX         04-6396607        Open       05311984                10/1/2002
 67          SCDVX         13-2661231        Open       02111971
 68          SCINX         04-6013018        Open       06181953
 69          SJPNX         13-1963426        Open       04191962

          DFQ Funds are not on the Surrounds

 70       AA    AARP INTERNATIONAL STOCK FUND                     AA70    AARP     00036J601         AAISX
 71       SD    TAX-FREE MONEY FUND-CLASS S                       SD71     S       811235100         STFXX
 72       AA    AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO     AA72    AARP     00036W206         ARDIX
 73       SD    PACIFIC OPPORTUNITIES FUND-CLASS S                SD73     S       811165307         SCOPX
 74       SD    LATIN AMERICA FUND-CLASS S                        SD74     S       811165208         SLAFX
 75       SD    VALUE FUND-SCUDDER SHARES                         SD75    N/A      920390101         SCVAX
 76       SD    EMERGING MARKETS INCOME FUND-CLASS S              SEMI     S       378947105         SCEMX
 77       SD    GREATER EUROPE GROWTH FUND-CLASS S                SD77     S       811165406         SCGEX
 78       SD    SMALL CO. VALUE FUND-CLASS S                      SD78     S       811196203         SCSUX
 79       SD    SCUDDER EMERGING MKTS GROWTH FUND-CLASS S         SD79     S       811165505         SEMGX
 80       SD    SCUDDER PATHWAY CONSERV PORT-CLASS S              SD80     S       811189307         SCPCX
 81       SD    SCUDDER PATHWAY MODERATE PORT-CLASS S             SD81     S       811189505         SPBAX
 82       SD    SCUDDER PATHWAY GROWTH PORT-CLASS S               SD82     S       811189208         SPGRX
 83       SD    SCUDDER PATHWAY SERIES: INT'L PORT                SD83    N/A      811189604         SPIPX
 86       AA    AARP DIVERSIFIED GROWTH PORTFOLIO                 AA86    AARP     00036W107         AADGX
 87       SD    SCUDDER CALIFORNIA TAX FREE MONEY FUND            SCTM    N/A      811115203         SCAXX
 88       SD    SCUDDER NEW YORK TAX FREE MONEY FUND              SNTM    N/A      811184209         SCNXX
 89       SD    SCUDDER ZERO COUPON 2000 FUND                     ZR2K    N/A      810902239         SGZTX
 90       SD    SCUDDER TAX FREE TARGET-1996 PORTFOLIO            TX96    N/A      811236405     Not available
 91       AA    AARP GLOBAL GROWTH FUND                           AAGG    AARP     00036J403         ARGGX
 92       AA    AARP HIGH QUALITY MONEY FUND                      MONY    AARP     00036E107         ARPXX
 93       AA    AARP GNMA AND U.S. TREASURY FUND                  AAGN    AARP     00036M109         AGNMX
 94       AA    AARP HIGH QUALITY SHORT TERM BOND FUND            AA94    AARP     00036M208         AGBFX
 95       AA    AARP HIGH QUALITY TAX FREE MONEY FUND             AA95    AARP     00036Q100         AHTXX
 96       AA    AARP INSURED TAX FREE GENERAL BOND FUND           AATG    AARP     00036Q209         AITGX
 97       AA    AARP GROWTH AND INCOME FUND                       AAGI    AARP     00036J106         AGIFX
 98       AA    AARP CAPITAL GROWTH FUND                          AACP    AARP     00036J205         ACGFX
 99       AA    AARP BALANCED STOCK AND BOND FUND                 AABA    AARP     00036J304         ABSBX
101       AA    AARP PREMIUM MONEY FUND                           A101    AARP     00036E206         AARXX
102       SD    MONEY MARKET SER-PREM-CLASS AARP                  A102    AARP     81118P863         SMMXX
103       SD    DIVIDEND & GROWTH FUND-CLASS AARP                 A103    AARP     460965783         SDVGX
107       SD    GLOBAL FUND-CLASS AARP                            A107    AARP     378947873         ACOBX
108       SD    HIGH YIELD TF FUND-CLASS AARP                     A108    AARP     811170703         SHYFX
109       SD    MONEY MKT-SER-PRIME-CLASS AARP                    A109    AARP     81118P848         APSXX
110       SD    SELECT 500 FUND-CLASS AARP                        A110    AARP     920390804         SSLFX
111       TF    AARP TEST FD 111 CPY FD 93                        S111    AARP     810962908          N/A

 70        04-3343993          Closed       02011997                    to 168    08112000
 71        04-6438571           Open        01091980
 72        04-3343999          Closed       02011997                    to 80     09222000
 73        13-7005469           Open        12081992
 74        13-7005470           Open        12081992
 75        04-3174738          Closed       12311992                    to 49     06252001
 76        13-3747314          Closed       12311993
 77        13-3788234           Open        10101994
 78        04-3287100           Open        10061995
 79        13-3874268           Open        05081996
 80        04-3255566           Open        11151996
 81        04-3255567           Open        11151996
 82        04-3255565           Open        11151996
 83        04-3255569          Closed       11151996    08201999
 86        04-3343996          Closed       02011997                    to 82     09222000
 87        04-6569217          Closed       05281987    05052000
 88        04-6569227          Closed       05281987    05052000
 89        04-6569247          Closed       02041986                    to 22     04091999
 90      Not available         Closed       01011900
 91        04-3299649          Closed       02011996                    to 107    09082000
 92        04-6531167          Closed       07221985                    to 165    09082000
 93      Not available         Closed       11301984
 94        13-3218720          Closed       11301984                    to 122    08112000
 95        13-3218719          Closed       11301984                    to 171    09082000
 96        13-3218718          Closed       11301984                    to 166    07282000
 97        13-3218717          Closed       11301984                    to 164    08112000
 98      Not available         Closed       11301984
 99        04-3217304          Closed       02011994                    to 162    08252000
101        04-3436771          Closed       02011999                    to 109    08112000
102        13-3044597           Open        10022000
103        04-3419781          Closed       10022000    05102002
107        13-3370518           Open        09082000
108        04-6569215           Open        10022000
109        13-3044597           Open        08112000
110        06-1539758           Open        10022000
111           N/A               Open        11121996

          DFQ Funds are not on the Surrounds

112       SD    MASS. TAX FREE-CLASS AARP                         A112    AARP     811184704         SMAFX
119       SD    SCUDDER GOLD & PRECIOUS METALS FUND-CLASS AARP    GLDP    AARP     810904201         SGLDX
122       SD    SHORT-TERM BOND-CLASS AARP                        A122    AARP     810902262         ASHTX
139       SD    SMALL CO. STOCK-CLASS AARP                        A139    AARP     460965817         ASCSX
142       SD    NEW YORK TAX FREE-CLASS AARP                      A142    AARP     811184605         SNYFX
143       SD    CALIFORNIA TF-CLASS AARP                          A143    AARP     811115302         SCATX
145       SD    MEDIUM TERM TF-CLASS AARP                         A145    AARP     811236504         SMTTX
147       SD    HIGH INCOME OPPORTUNITY FUND-CLASS AARP           A147    AARP     811192707         SHYIX
149       SB    SCUDDER TEST 21ST CENT GRWTH CLASS S              S149     S       811196906          N/A
150       SD    21ST CENTURY GROWTH-CLASS AARP                    A150    AARP     811196849         SXXIX
151       SD    TECHNOLOGY INNOVATION-CLASS AARP                  A151    AARP     811196856         STCHX
152       SD    HEALTH CARE-CLASS AARP                            A152    AARP     811196864         SHCAX
159       SD    US TREASURY MNY-CLASS AARP                        A159    AARP     81123P205         SUSXX
160       SD    LARGE CO GROWTH-CLASS AARP                        A160    AARP     460965759         SLGRX
161       SD    GLOBAL BOND-CLASS AARP                            A161    AARP     378947865         SGBDX
162       SD    BALANCED FUND-CLASS AARP                          A162    AARP     811192509         ABLNX
163       SD    INCOME FUND-CLASS AARP                            A163    AARP     811192608         AINCX
164       SD    GROWTH & INCOME-CLASS AARP                        A164    AARP     460965767         ACDGX
165       SD    CASH INVESTMENT TRUST-CLASS AARP                  A165    AARP     811118207         AITXX
166       SD    SCUDDER MANAGED MUNICIPAL BOND FUND-CLASS AARP    A166    AARP     811170604         AMUBX
167       SD    DEVELOPMENT FUND-CLASS AARP                       A167    AARP     811196823         SDVLX
168       SD    INTERNATIONAL FUND-CLASS AARP                     A168    AARP     811165828         AINTX
169       SD    JAPAN FUND-CLASS AARP                             A169    AARP     471070508         JPAAX
171       SD    TAX-FREE MONEY-CLASS AARP                         A171    AARP     811235209         AFRXX
173       SD    PACIFIC OPPS-CLASS AARP                           A173    AARP     811165836         SPOPX
174       SD    LATIN AMERICA-CLASS AARP                          A174    AARP     811165844         SLAMX
176       SD    SCUDDER EMERGING MKTS INCOME-CLASS AARP           A176    AARP     378947881         SEMKX
177       SD    GREATER EUROPE GRO-CLASS AARP                     A177    AARP     811165851         SGEGX
178       SD    SMALL CO. VALUE-CLASS AARP                        A178    AARP     811196831         SSCOX
179       SD    EMERGING MKTS GROWTH-CLSS AARP                    A179    AARP     811165869         SEMMX
180       SD    PATHWAY CONSERV PORT-CLASS AARP                   A180    AARP     811189885         APWCX
181       SD    PATHWAY MODERATE PORT-CLASS AARP                  A181    AARP     811189703         SPWBX
182       SD    PATHWAY GROWTH PORT-CLASS AARP                    A182    AARP     811189802         APWGX
193       SD    GNMA FUND-CLASS AARP                              A193    AARP     811158401         AGNMX
198       SD    CAPITAL GROWTH-CLASS AARP                         A198    AARP     460965833         ACGFX
201       SD    S&P 500 INDEX FUND-CLASS AARP                     A201    AARP     460965775         ASPIX

112        04-6569226           Open        10022000
119        04-3023610           Open        10022000                  03012002
122        04-6569250           Open        08112000
139        04-3343995           Open        02011997
142        04-2794035          Closed       10022000                               06152001
143        04-2794034          Closed       10022000    10272000    to new inv
145        04-3102993           Open        10022000
147        04-3314841           Open        10022000                  11112002
149           N/A               Open        11121996
150        04-3323038           Open        10022000
151        04-3403411           Open        10022000
152        04-3403410           Open        10022000
159        04-6444979           Open        10022000
160        04-3119638           Open        10022000
161        13-3605419           Open        10022000
162        04-3174736           Open        08252000
163        04-6013018           Open        07282000
164        04-2212654           Open        08112000
165        04-6385894           Open        09082000
166        04-6396607           Open        07282000                 10/1/2002
167        13-2661231           Open        10022000
168        13-2827803           Open        08112000
169        13-1963426          Closed       10022000    03302001
171        04-6438571           Open        09082000
173        13-7005469           Open        10022000
174        13-7005470           Open        10022000
176        13-3747314           Open        10022000
177        13-3788234           Open        10022000
178        04-3287100          Closed       10022000    10272000    to new inv
179        13-3874268           Open        10022000
180        04-3255566           Open        09222000
181        04-3255567           Open        09222000
182        04-3255565           Open        09222000
193        13-3218721           Open        12311984
198        13-3218716           Open        12041984
201        22-3532104           Open        09082000

          DFQ Funds are not on the Surrounds

210       SD    SCUDDER GLOBAL DISCOVERY FUND-CLASS AARP          GDSP    AARP     378947824         SGDPX
211       SD    SELECT 1000 GROWTH-CLASS AARP                     A211    AARP     920390887         SSLOX
249       SD    LARGE CO VALUE-CLASS AARP                         A249    AARP     920390879         SLCOX
300       SD    INT'L GROWTH & INCOME FUND                        A300    N/A      811165604         SIGIX
301       SD    S&P 500 INDEX-CLASS S                             S301     S       460965809         SCPIX
302       SD    SCUDDER REAL ESTATE INVESTMENT FUND               S302    N/A      460965601         SCREX
303       SD    DIVIDEND & GROWTH-CLASS S                         S303     S       460965502         SDGFX
304       SD    SCUDDER INTERNATIONAL GROWTH FUND                 S304    N/A      811165802     Not available
305       SD    SCUDDER INTERNATIONAL VALUE FUND                  S305    N/A      811165885     Not available
306       SD    SCUDDER TAX MANAGED GROWTH FUND                   S306    N/A      460965874     Not available
307       SD    SCUDDER TAX MANAGED SMALL COMPANY FUND            S307    N/A      460965866     Not available
308       SD    SCUDDER CORPORATE BOND FUND                       S308    N/A    Not available       SCCBX
309       SD    MONEY MKT SER-PRIME-CLASS S                       S309     S       81118P707         SCRXX
310       SD    SELECT 500-CLASS S                                S310     S       920390606         SSFFX
311       SD    SELECT 1000 GROWTH-CLASS S                        S311     S       920390705         STHGX
326       SD    NY TAX-FREE INCOME FUND-CLASS S                   NYTS     S       811204833         SNWYX
339       SD   -SMALL CO. STOCK-CLASS S                           S339     S       460965791         SSLCX
350       SD    SCUDDER FINANCIAL SERVICES FUND                   S350    N/A      811196500         SCFSX
351       SD    TECHNOLOGY INNOVATION-CLASS S                     S351     S       811196708         SCUTX
352       SD    HEALTH CARE-CLASS S                               S352     S       811196609         SCHLX
369       SD    SCUDDER JANANESE EQUITY FUND                      S369     S       251555611         FJESX
388       SD    SMALL CAP VALUE FUND-CLASS S                      SCVS     S       TEST00388          N/A
393       SD    GNMA FUND-CLASS S                                 S393     S       811158104         SGINX
398       SD    CAPITAL GROWTH-CLASS S                            S398     S       460965825         SCGSX
401       SD    SCUDDER INT'L FUND-BARRETT INT'L SHS              S401    N/A      811165703         SIBIX
402       SD    MONEY MKT SER-PREM-CLASS S                        S402     S       81118P855         SPMXX
403       SD    SCUDDER MMKT SERIES: INSTITUTIONAL SHS            S403    N/A      81118P871     Not available
404       SD    SCUDDER GOVT MMKT SERIES: INSTIT'L SHS            S404    N/A      811149848     Not available
405       SD    SCUDDER T-F MMKT SERIES: INSTIT'L SHS             S405    N/A      811149855     Not available
406       SD    SCUDDER MM SERIES-CLASS T SHARES                  SMTS     T     Not available   Not available
409       SD    CA TAX-FREE INCOME FUND-CLASS S                   CTFS     S       811204700         SDCSX
700       TF    AARP TEST FD 700 CPY FD 101                       S700    N/A       81118900          N/A
980       SB    SCUDDER TEST HIGH YLD TX FR CLASS AARP            A980    AARP     811196909          N/A
981       SB    SCUDDER TEST HIGH YLD TX FR CLASS S               S981     S       811196910          N/A
982       SB    SCUDDER TEST JAPAN FUND CLASS AARP                J982    AARP     811196911          N/A
984       SB    SCUDDER TEST PAC OPS CLASS AARP                   A984    AARP     811196912          N/A

210        13-3628802           Open        03012001
211        06-1539760    Closed to Purch    10022000    11252002
249        13-2578688          Open         10022000
300        13-3943050         Closed        06301997                    to 168    08112000
301        22-3532104          Open         08291997
302        04-3406958         Closed        04061998    05052000
303        04-3419781         Closed        07171998    05172002
304        13-4006640         Closed        09011998    05052000
305        13-4006639         Closed        09011998    05052000
306        13-4019532         Closed        09181998                    to 310    08252000
307        13-4019534         Closed        09181998                    to 78     08252000
308        04-3429332         Closed        08311998                    to 163    07282000
309        13-3044597          Open         10151998
310        06-1539758          Open         05171999
311        06-1539760    Closed to Purch    05171999    11252002
326        36-3414265          Open         06182001
339        04-3343995          Open         07142000
350        22-3540795         Closed        11031997    05052000
351        04-3403411          Open         03021998
352        04-3403410          Open         03021998
369        OUTSTAND           7/15/2002     07152002
388      Not available        Closed        06222001
393        13-3218721          Open         07142000
398        13-3218716          Open         07142000
401      Not available         Open         01201998
402        13-3044597          Open         07071997
403      Not available         Open         07071997
404      Not available        Closed        07071997
405      Not available        Closed        07071997
406      Not available        Closed        12101999
409        36-3221104          Open         06182001
700           N/A              Open         11121996
980           N/A              Open         04062000
981           N/A              Open         04052000
982           N/A              Open         04062000
984           N/A              Open         04062000

          DFQ Funds are not on the Surrounds

985       SB    SCUDDER TEST SMALL CO VALUE-CLASS AARP            A985    AARP     811196913          N/A
986       SB    SCUDDER TEST 21ST CENT GRTH CLASS AARP            A986    AARP     811196914          N/A
987       SB    SCUDDER TEST JAPAN FUND CLASS S                   J987     S       811196915          N/A
988       SB    SCUDDER TEST GRWTH & INCOME CLASS AARP            A988    AARP     SBTEST988          N/A
989       SB    SCUDDER TEST PAC OPS CLASS S                      S989     S       811196917          N/A
990       SB    SCUDDER TEST EMERGING MKTS GR CLASS S             S990     S       811196918          N/A
991       SB    SCUDDER TEST SHORT TERM BD CLASS AARP             S991    AARP     811196919          N/A
992       SB    SCUDDER TST EMRGING MKTS GR CLASS AARP            A992    AARP     811196920          N/A
993       SB    SCUDDER TEST GROWTH AND INCOME CLASS S            S993     S       811196921          N/A
994       TF    AARP TEST FD 994 CPY FD 95                        A994    AARP     00036Z999          N/A
995       TF    AAPR TEST FD 995 CPY FD 97                        A995    AARP     00036J908          N/A

985           N/A              Open         04062000
986           N/A              Open         04062000
987           N/A              Open         04052000
988           N/A              Open         04052000
989           N/A              Open         04062000
990           N/A              Open         04062000
991           N/A              Open         04062000
992           N/A              Open         04062000
993           N/A              Open         12171997
994           N/A              Open         11121996
995           N/A             Closed        11121996

          DFQ Funds are not on the Surrounds

III. SRS NON-AFFILIATED FUNDS

                                                          Fund
         Mgmt                                             Short   Share
Fund #    Co                 Fund Long Name               Name    Class     CUSIP     QUOTRON     TIN
----------------------------------------------------------------------------------------------------------
 232      NK    ONE GROUP SHORT TERM BOND - A              OSTA     A        N/A         N/A    06-1302886
 245      NK    ONE GROUP DIVERSIFIED MID CAP-A            ODMA     A        N/A         N/A    31-1299295
 249      NK    ONE GROUP SMALL CAP GROWTH-A               OSGA     A        N/A         N/A    31-1455024
 332      NK    ONE GROUP SHORT TERM BOND -C               OSTC     C        N/A         N/A    06-1302886
 345      NK    ONE GROUP DIVERSIFIED MID CAP-C            ODMC     C        N/A         N/A    31-1299295
 349      NK    ONE GROUP SMALL CAP GROWTH-C               OSGC     C        N/A         N/A    31-1455024
 802*     NK    PIMCO TOTAL RETURN FUND-A                  PTRA     A        N/A         N/A       N/A
 807      NK    ONE GROUP EQUITY INDEX-A                   OEIA     A        N/A         N/A    23-2642605
 827      NK    ONE GROUP EQUITY INDEX-C                   OEIC     C        N/A         N/A    23-2642605
 828      NK    ONE GROUP INTERMEDIATE BOND-A              OIBA     A        N/A         N/A    04-3215038
 829      NK    ONE GROUP INTERMEDIATE BOND-C              OIBC     C        N/A         N/A    04-3215038
 830      NK    ALGER CAP APP RETIREMENT PORTFOLIO         ACAR    N/A       N/A         N/A       N/A
 831      NK    STRONG OPPORTUNITY FUND-ADVISOR CLASS      STOP    N/A    KEMOUT831      N/A       N/A
 832      NK    STRONG GROWTH & INCOME FD-ADVISOR CLASS    STGI    N/A    KEMOUT832      N/A       N/A
 833      NK    E TRADE IMA FOR LPL                        EIMA     A        N/A         N/A       N/A
 836      NK    MFS CAPITAL OPPORTUNITIES FUND-A           MCOA     A        N/A         N/A       N/A
 837      NK    MASSACHUSETTS INVESTORS TRUST-A            MITA     A        N/A         N/A       N/A
 840      NK    ALGER MIDCAP GROWTH RETIREMENT PORT        AMCR    N/A       N/A         N/A       N/A
 841*     NK    TARGET TOTAL RETURN BOND - A               TTBA     A        N/A         N/A       N/A
 842*     NK    PRUDENTIAL JENNISON GROWTH - A             PJGA     A        N/A         N/A       N/A
 843*     NK    PRUDENTIAL JENNISON EQUITY OPP - A         PJOA     A        N/A         N/A       N/A
 845      NK    PNC TREASURY TRUST FUND-DOLLAR SHARES      TTDS    N/A       N/A         N/A    51-0311217
 846*     NK    MFS CAPITAL OPPORTUNITIES FUND-C           MCOC     C     KEMOUT846      N/A       N/A
 847*     NK    MASSACHUSETTS INVESTORS TRUST-C            MITC     C     KEMOUT847      N/A       N/A
 848      NK    MID CAP VALUE - A                          MCVA     A        N/A        OGDIX      N/A
 849      NK    SMALL CAP VALUE - A                        SCVA     A        N/A        PSOAX      N/A

                                                            Fund
                             Status                        Closed      Change
Fund #       Category         Code       Live Date        For/Date      Date    Merge Date
------------------------------------------------------------------------------------------
 232            RPS            2         01312003
 245            RPS            2         01312003
 249            RPS            2         01312003
 332            RPS            2         01312003
 345            RPS            2         01312003
 349            RPS            2         01312003
 802*           RPS            5      Did not go live
 807            RPS            2         01312003
 827            RPS            2         01312003
 828            RPS            2         01312003
 829            RPS            2         01312003
 830            RPS            1         11011999
 831            RPS            1         09012000
 832            RPS            1         09012000
 833            CPG            2         09012000       to surrounds
 836            RPS            1         02012001
 837            RPS            1         02012001
 840            RPS            1         11011999
 841*           RPS            1         03152001
 842*           RPS            1         03152001
 843*           RPS            1         03152001
 845     Deutsche-3rd prty     1         08192002
 846*           RPS            1         02012001
 847*           RPS            1         02012001
 848            RPS            1         01022001
 849            RPS            1         01022001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

 850      NK    REICH & TANG CA DAILY TAX FREE INCOME      CADT    N/A       N/A
 851      NK    REICH & TANG CT DAILY TAX FREE INCOME      CTDT    N/A       N/A
 852      NK    REICH & TANG FL MUNICIPAL INCOME FUND      FLDM    N/A       N/A
 853      NK    REICH & TANG NJ MUNICIPAL INCOME FUND      NJDM    N/A       N/A
 855      NK    FIDELITY ADVISOR DIVIDEND GROWTH           FADG    N/A       N/A
 856      NK    FIDELITY ADVISOR GROWTH AND INCOME         FAGI    N/A       N/A
 857      NK    FIDELITY ADVISOR GROWTH OPPORTUNITY        FAGO    N/A       N/A
 858      NK    MID CAP VALUE - C                          MCVC     C        N/A
 859      NK    SMALL CAP VALUE - C                        SCVC     C        N/A
 860      NK    STRONG COMMON STOCK                        STCS    N/A       N/A
 861      NK    STRONG GROWTH & INCOME                     SGIA    N/A       N/A
 862      NK    INVESCO BALANCED FUND                      INBL    N/A       N/A
 863      NK    INVESCO DYNAMICS FUND                      INDY    N/A       N/A
 864      NK    JANUS ADVISOR GROWTH FUND                  JAGR    N/A    KEMOUT864
 865      NK    JANUS ADVISOR CAPITAL APPRECIATION         JACA    N/A    KEMOUT865
 866      NK    AMERICAN CENTURY EQUITY INCOME             ACEI    N/A    KEMOUT866
 867      NK    AMERICAN CENTURY ULTRA FUND                ACUF    N/A    KEMOUT867
 868      NK    DREYFUS FOUNDERS DISCOVERY FUND - F        DFDF     F     KEMOUT868
 869      NK    DREYFUS FOUNDERS INTL EQUITY FUND - F      DIEF     F     KEMOUT869
 870      NK    BOND FUND - A SHARES                        BFA     A        N/A
 871      NK    INVESTORS CONSERVATIVE GROWTH FUND - A     CNSA     A        N/A
 872      NK    INVESTOR BALANCED FUND - A                 BALA     A        N/A
 873      NK    INVESTOR GROWTH & INCOME FUND - A          G&IA     A        N/A
 874      NK    INVESTOR GROWTH FUND - A                   GROA     A        N/A
 875      NK    LARGE CAP VALUE FUND - A                   LCVA     A        N/A
 876      NK    DIVERSIFIED EQUITY FUND-A                  DVEA     A        N/A
 877      NK    LARGE CAPITAL GROWTH FUND-A                OLCA     A        N/A
 878      NK    MID CAP GROWTH FUND - A                    MCGA     A        N/A
 879      NK    INTERNATIONAL EQUITY INDEX - A             IEXA     A        N/A
 880      NK    BOND FUND - C SHARES                        BFC     C        N/A
 881      NK    INVESTOR CONSERVATIVE GROWTH - C           CNSC     C        N/A

 850       N/A    13-3378458   Deutsche-3rd prty     1         08192002
 851       N/A    13-3260093   Deutsche-3rd prty     1         08192002
 852       N/A    13-3782942   Deutsche-3rd prty     1         08192002
 853       N/A    13-6957900   Deutsche-3rd prty     1         08192002
 855       N/A       N/A              RPS            2         07121999
 856       N/A       N/A              RPS            2         07121999
 857       N/A       N/A              RPS            2         07121999
 858       N/A       N/A              RPS            1         01022001
 859       N/A       N/A              RPS            1         01022001
 860       N/A       N/A              RPS            2         07121999
 861       N/A       N/A              RPS            2         07121999
 862       N/A       N/A              RPS            1         07121999
 863       N/A       N/A              RPS            1         07121999
 864       N/A       N/A              RPS            1         07121999
 865       N/A       N/A              RPS            1         07121999
 866       N/A       N/A              RPS            1         07121999
 867       N/A       N/A              RPS            1         07121999
 868       N/A       N/A              RPS            1         07121999
 869       N/A       N/A              RPS            1         07121999
 870       N/A       N/A              RPS            1         04011996
 871       N/A       N/A              RPS            1         04011999
 872       N/A       N/A              RPS            1         04011999
 873       N/A       N/A              RPS            1         04011999
 874       N/A       N/A              RPS            1         04011999
 875       N/A       N/A              RPS            1         03151998
 876       N/A       N/A              RPS            1         04011999
 877       N/A       N/A              RPS            1         04011999
 878       N/A       N/A              RPS            1         04011999
 879       N/A       N/A              RPS            1         04011999
 880       N/A       N/A              RPS            1         04011996
 881       N/A       N/A              RPS            1         04011999

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.

 882      NK    INVESTOR BALANCED - C                      BALC     C        N/A         N/A
 883      NK    INVESTOR GROWTH & INCOME FUND - C          G&IC     C        N/A         N/A
 884      NK    INVESTOR GROWTH FUND - C                   GROC     C        N/A         N/A
 885      NK    LARGE CAP VALUE FUND - C                   LCVC     C        N/A         N/A
 886      NK    DIVERSIFIED EQUITY FUND-C                  DVEC     C        N/A         N/A
 887      NK    LARGE CAPITAL GROWTH FUND-C                OLCC     C        N/A         N/A
 888      NK    MID CAP GROWTH FUND - C                    MCGC     C        N/A         N/A
 889      NK    INTERNATIONAL EQUITY INDEX - C             IEXC     C        N/A         N/A
 892      NK    PIMCO TOTAL RETURN FUND                    PTRF    N/A    488989203      N/A
 893      NK    NEUBERGER BERMAN GUARDIAN TRUST            NBGT    N/A    488989302      N/A
 894      NK    WARBURG PINCUS EMERGING GROWTH FUND        WPEG    N/A    488989401      N/A
 895      NK    FEDERATED GNMA TRUST FUND                  GNMA    N/A    488989500      N/A
 896      NK    LINDNER DIVIDEND FUND                      LDVF    N/A    535514103      N/A

 882            N/A              RPS            1         04011999
 883            N/A              RPS            1         04011999
 884            N/A              RPS            1         04011999
 885            N/A              RPS            1         03151999
 886            N/A              RPS            1         04011999
 887            N/A              RPS            1         04011999
 888            N/A              RPS            1         04011999
 889            N/A              RPS            1         04011999
 892            N/A              RPS            1         04011996
 893            N/A              RPS            2         04011996         11221999
 894            N/A              RPS            2         04011996         09211999
 895            N/A              RPS            2         04011996         09151999
 896            N/A              RPS            2         04011996         09151999

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)

          *Funds are established on DTG but product not launched.